$29,900,000 UNIT PURCHASE AGREEMENT

                          dated as of February 19, 1997

                                     between

                         TELEBANC FINANCIAL CORPORATION

                                       and

                     THE PURCHASERS LISTED ON SCHEDULE 1.01


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



                                TABLE OF CONTENTS


1.       PURCHASE, SALE AND TERMS OF UNITS........................................................................1
         1.01.       Authorization of Notes, Preferred Shares and Warrants........................................1
         1.02.       Warrant Shares and Conversion Shares.........................................................2
         1.03.       Purchase Price and Closing...................................................................2
         1.04.       Use of Proceeds..............................................................................2

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................3
         2.01.       Organization, Standing and Power.............................................................3
         2.02.       Authority; Enforceability; No Conflict.......................................................3
         2.03.       Capitalization...............................................................................4
         2.04.       Subsidiaries.................................................................................5
         2.05.       Status of the Securities.....................................................................6
         2.06.       Financial Statements.........................................................................6
         2.07.       No Material Adverse Change...................................................................7
         2.08.       Liabilities and Reserves for Losses..........................................................7
         2.09.       Indebtedness.................................................................................8
         2.10.       Title to Assets..............................................................................8
         2.11.       Actions Pending..............................................................................8
         2.12.       Compliance with Law..........................................................................8
         2.13.       Taxes........................................................................................9
         2.14.       ERISA........................................................................................9
         2.15.       Certain Fees................................................................................10
         2.16.       Disclosure..................................................................................10
         2.17.       Proprietary Rights..........................................................................10
         2.18.       Environmental and Safety Matters............................................................11
         2.19.       Books and Records...........................................................................12
         2.20.       Material Agreements.........................................................................12
         2.21.       Transactions with Affiliates................................................................13
         2.22.       Securities Act of 1933......................................................................13
         2.23.       Governmental Approvals......................................................................13
         2.24.       Insurance...................................................................................13
         2.25.       Employees...................................................................................14
         2.26.       Absence of Certain Developments.............................................................14
         2.27.       Loans.......................................................................................15
         2.28.       Agreements with Regulatory Agencies.........................................................17
         2.29.       Securities Documents and Regulatory Reports.................................................17
         2.30.       United States Real Property Holding Corporation.............................................17
         2.31.       Arbor Acquisition Agreement.................................................................18
         2.32.       Junior Subordinated Note Documents..........................................................18

                                        i

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         2.33.       Senior Indebtedness.........................................................................18
         2.34.       Intentional Statements or Omissions.........................................................18

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.........................................................19
         3.01.       Organization and Standing of the Purchaser..................................................19
         3.02.       Authority; Enforceability; No Conflict......................................................19
         3.03.       Acquisition for Investment..................................................................19
         3.04.       Financing...................................................................................20
         3.05.       Approvals...................................................................................20
         3.06.       Ownership of Common Stock...................................................................20

4.       CONDITIONS TO PURCHASERS' OBLIGATIONS FOR CLOSING.......................................................20
         4.01.       Representations and Warranties..............................................................20
         4.02.       Secretary's Certificate.....................................................................20
         4.03.       Officer's Certificate.......................................................................21
         4.04.       Intentionally Omitted.......................................................................21
         4.05.       Securities Filings..........................................................................21
         4.06.       Rebuttal of Control.........................................................................21
         4.07.       Good Standing Certificates..................................................................21
         4.08.       No Proceedings or Litigation................................................................21
         4.09.       Notes.......................................................................................22
         4.10.       Certificate of Designation..................................................................22
         4.11.       Warrants; Contingent Warrants...............................................................22
         4.12.       Legal Opinion...............................................................................22
         4.13.       Transfer Restriction Agreements.  ..........................................................22
         4.14.       Certain Documents...........................................................................22
         4.15.       Board of Directors..........................................................................22
         4.16.       Amendment of Bylaws.........................................................................22
         4.17.       Expenses....................................................................................22
         4.18.       Compliance with this Agreement and Related Agreements.......................................22
         4.19.       Proceedings Satisfactory....................................................................23
         4.20.       Material Adverse Effect.....................................................................23
         4.21.       Other Purchasers............................................................................23

5.       CONDITIONS TO COMPANY'S OBLIGATIONS FOR CLOSING.........................................................23
         5.01.       Representations and Warranties..............................................................23
         5.02.       Rebuttal of Control.........................................................................23
         5.03.       Other Purchasers............................................................................23

5A.      COVENANTS PRIOR TO CLOSING..............................................................................23
         5A.01       Purchasers Reasonable Efforts...............................................................23
         5.A.02      Company Reasonable Efforts..................................................................23

                                       ii

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         5.A.03      Conduct of Business.........................................................................24
         5.A.04      Access to Information.......................................................................24

5B.      COVENANTS OF PURCHASER..................................................................................25
         5.B.01      Company Not a Subsidiary of any Purchaser...................................................25
         5.B.02      Shareholder Vote............................................................................25

6.       AFFIRMATIVE COVENANTS OF THE COMPANY....................................................................25
         6.01.       Inspection Rights...........................................................................25
         6.02.       Budgets Approval............................................................................25
         6.03.       Financings..................................................................................25
         6.04.       Meetings of Directors.......................................................................26
         6.05.       By-Laws; Meetings and Indemnification.......................................................26
         6.06.       Maintenance of Existence....................................................................26
         6.07.       Properties, Business, Insurance.............................................................26
         6.08.       Expenses of Directors.......................................................................26
         6.09.       Size of Board and Committees................................................................26
         6.10.       Compliance with Laws........................................................................27
         6.11.       Keeping of Records and Books of Account.....................................................27
         6.12.       Rule 144....................................................................................27
         6.13.       Rule 144A Information.......................................................................28
         6.14.       Reporting Requirements......................................................................28
         6.15.       Reports to Directors........................................................................29
         6.16.       Minimum Net Worth...........................................................................30
         6.17.       Maintenance of Reserve......................................................................30
         6.18.       Amendment of Certificate of Incorporation...................................................30
         6.19.       Arbor Acquisition...........................................................................30
         6.20.       Original Issue Discount.....................................................................30
         6.21.       Financial Statements........................................................................30

7.       NEGATIVE COVENANTS OF THE COMPANY.......................................................................31
         7.01.       Distributions...............................................................................31
         7.02.       Capital Stock...............................................................................31
         7.03.       Indebtedness................................................................................31
         7.04.       Investments.................................................................................31
         7.05.       Dealings with Affiliates....................................................................31
         7.06.       Compensation to Officers....................................................................32
         7.07.       Conduct of Business.........................................................................32
         7.08.       Amendments..................................................................................32
         7.09.       Anti-Takeover Provisions....................................................................32
         7.10.       Other Agreements............................................................................32

                                       iii

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8.       REGISTRATION, TRANSFER AND SEPARATION OF SECURITIES.....................................................32
         8.01.       Securities Register; Ownership of Securities................................................32
         8.02.       Transfer and Exchange of Securities.........................................................32
         8.03.       Replacement of Securities...................................................................33
         8.04.       Separability................................................................................33

9.       REDEMPTION OF NOTES.....................................................................................33
         9.01.       Mandatory Redemption........................................................................33
         9.02.       Optional Redemption.........................................................................33
         9.03.       Contingent Redemption Upon a Change of Control..............................................33
         9.04.       Allocation of Partial Redemptions...........................................................34
         9.05.       Maturity; Surrender; etc....................................................................34

10.      SUBORDINATION OF SENIOR SUBORDINATED OBLIGATIONS........................................................34
         10.01.      Generally...................................................................................34
         10.02.      Default in Respect of Senior Debt...........................................................35
         10.03.      Insolvency, etc.............................................................................35
         10.04.      Turnover of Payments........................................................................36
         10.05.      Obligations Not Impaired....................................................................36
         10.06.      Payment of Senior Debt; Subrogation.........................................................37
         10.07.      Reliance by Holders of Senior Debt; Continuing Offer........................................37

11.      EVENTS OF DEFAULT AND EVENTS OF NONCOMPLIANCE...........................................................37
         11.01.      Events of Default...........................................................................37
         11.02.      Events of Noncompliance.....................................................................39

12.      REMEDIES ON EVENT OF DEFAULT, ETC.......................................................................39
         12.01.      Acceleration of Notes.......................................................................39
         12.02.      Redemption of Preferred Shares..............................................................40
         12.03.      Default Rate................................................................................40
         12.04.      Other Remedies..............................................................................40

13.      REGISTRATION RIGHTS.....................................................................................40
         13.01.      Demand Registrations........................................................................41
         13.02.      Incidental Registration.....................................................................43
         13.03.      Registration Procedures.....................................................................44
         13.04.      Indemnification.............................................................................47
         13.05.      Contribution................................................................................50

14.      RIGHT OF FIRST OFFER....................................................................................51
         14.01.      Right of First Offer........................................................................51
         14.02.      The Offer...................................................................................52

                                       iv

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         14.03.      Notice of Acceptance........................................................................52
         14.04.      Closing.....................................................................................52
         14.05.      Sales to Proposed Transferee................................................................53
         14.06.      Exception...................................................................................53

15.      DEFINITIONS AND ACCOUNTING TERMS........................................................................53
         15.01.      Certain Defined Terms.......................................................................53
         15.02.      Accounting Terms............................................................................67

16.      INDEMNIFICATION.........................................................................................67
         16.01.      General Indemnity...........................................................................67
         16.02.      Indemnification Procedure...................................................................67

17.      TERMINATION.............................................................................................68
         17.01.      Right to Terminate..........................................................................68
         17.02.      Effect of Termination.......................................................................69

18.      MISCELLANEOUS...........................................................................................69
         18.01.      No Waiver; Cumulative Remedies..............................................................69
         18.02.      Amendments, Waivers and Consents............................................................69
         18.03.      Addresses for Notices.......................................................................70
         18.04.      Costs, Expenses and Taxes...................................................................70
         18.05.      Pro Rata Payments...........................................................................71
         18.06.      Binding Effect; Assignment..................................................................71
         18.07.      Survival of Representations and Warranties..................................................71
         18.08.      Prior Agreements............................................................................71
         18.09.      Severability................................................................................71
         18.10.      Confidentiality.............................................................................72
         18.11.      Governing Law...............................................................................72
         18.12.      Headings....................................................................................72
         18.13.      Counterparts................................................................................72
         18.14.      Further Assurances..........................................................................72
         18.15.      Waiver......................................................................................72
         18.16.      Specific Enforcement........................................................................73
         18.17.      Company Waivers.............................................................................73


                                        v

                       $29,900,000 UNIT PURCHASE AGREEMENT



                                                   Dated as of February 19, 1997



Each of the Purchasers
Listed on Schedule 1.01


Ladies and Gentlemen:

         TELEBANC FINANCIAL CORPORATION, a Delaware corporation (the "Company"), hereby agrees with each of you as follows:

1.       PURCHASE, SALE AND TERMS OF UNITS

         1.01. Authorization of Notes, Preferred Shares and Warrants. The Company has authorized the issuance and sale of 29,900 Units (the "Units") which, in the aggregate, shall consist of (a) $13,703,469.00 in aggregate principal amount of its Senior Subordinated Notes due March 31, 2004 (the "Notes"), to be substantially in the form of Exhibit A, (b) up to 29,900 shares of its authorized but unissued shares of Preferred Stock, up to 22,900 shares of which shall be either shares (the "Series A Preferred Shares") of Series A Voting Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock") or shares (the "Series B Preferred Shares") of Series B Nonvoting Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") and up to 7,000 shares of which shall be shares (the "Series C Preferred Shares") of Series C Nonvoting Convertible Preferred Stock, $.01 value per share (the "Series C Preferred Stock"), each having the designation, rights and preferences set forth in the Certificate of Designation attached hereto as Exhibit B, (c) warrants (the "Warrants") to purchase 198,088 shares of Common Stock, to be substantially in the form of Exhibit C and (d) warrants (the "Contingent Warrants") to purchase up to 205,563 shares of Common Stock, to be substantially in the form of Exhibit D. Each Unit shall consist of one share of Preferred Stock of the series designated next to such Purchaser's name on
Schedule 1.01, one Note in the original principal amount of $458.31, one Warrant for 6.625 shares of Common Stock and one Contingent Warrant for up to 6.875 shares of Common Stock. The Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares are sometimes collectively referred to as the "Preferred Shares". The Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock is sometimes collectively referred to as the "Preferred Stock." The Notes, the Preferred Shares, the Warrants and the Contingent Warrants are sometimes collectively referred to herein as the "Securities."

         1.02. Warrant Shares and Conversion Shares. Subject to the shareholder vote referred to in Section 6.18, the Board of Directors has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of authorized but unissued shares of Common Stock, Nonvoting Common Stock and Preferred Stock to satisfy the rights of exercise of the Warrants and the Contingent Warrants and the rights of conversion of the Preferred Shares. Any shares of Common Stock or Preferred Stock issuable upon the exercise of the Warrants and the Contingent Warrants (and such shares when issued) are herein referred to as the "Warrant Shares." Any shares of Common Stock, Nonvoting Common Stock or Preferred Stock issuable upon the conversion of any shares of Preferred Stock (and such shares when issued) are herein referred to as the "Conversion Shares."

         1.03. Purchase Price and Closing. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell the Units at a purchase price of $1,000 per Unit to the persons (individually a "Purchaser" and collectively the "Purchasers") and in the respective amounts set forth in
Schedule 1.01 and, the Purchasers, severally but not jointly, agree to purchase that number of Units set forth opposite their respective names in Schedule 1.01. Subject to the terms and conditions contained herein, the closing of the purchase and sale of the Units to be acquired by the Purchasers from the Company under this Agreement (the "Closing") shall take place at a time, date and place to be specified by the parties, which shall be as soon as practicable upon 2 business days' notice from the Company to the Purchasers and in any event no later than the second business day after satisfaction of the condition set forth in Section 4.06 (the "Closing Date") unless another time, date or place is agreed to in writing by the parties hereto. At the Closing, the Company will deliver to each Purchaser (a) Notes in the aggregate principal amount to be purchased by such Purchaser hereunder, registered in such Purchaser's name (or that of its nominee), (b) certificates evidencing the number and series of Preferred Shares to be purchased by such Purchaser hereunder, registered in such Purchaser's name (or that of its nominee) and (c) Warrants and Contingent Warrants in the amount to be purchased by such Purchaser hereunder, registered in such Purchaser's name (or that of its nominee), against delivery of a certified or bank cashier's check payable to the order of the Company, or a transfer of funds to the account of the Company by wire transfer, representing the net cash consideration set forth opposite such Purchaser's name on Schedule 1.01.

         1.04. Use of Proceeds. The Company shall use the cash proceeds from the sale of the Units for general corporate purposes.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in a disclosure schedule which is being delivered to the Purchasers concurrently herewith (the "Company Disclosure Schedule"), the Company hereby represents and warrants to the Purchasers that the statements contained in this Article 2 are true, correct and complete as of the date of this Agreement.

         2.01.      Organization, Standing and Power.

                    (a) Except as set forth in Schedule 2.01 to the Company Disclosure Schedule, each of the Company, the Subsidiaries, the Arbor Entities, the TeleBank Entities, and the Investment Funds is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Except as set forth in
Schedule 2.01 of the Company Disclosure Agreement, each of the Company, the Subsidiaries, the Arbor Entities, the Investment Funds and the TeleBank Entities has all requisite power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and is duly licensed or qualified to do business in good standing in those foreign jurisdictions in which such licensing or qualification is required except where the failure to be so licensed or qualified does not have a Material Adverse Effect, and to the best Knowledge of the Company, the Subsidiaries, the Arbor Entities, the Investment Funds and the TeleBank Entities, no suspension or cancellation of any of the same that would have a Material Adverse Effect is threatened or pending.

                    (b) The Company is a savings and loan holding company registered with the OTS under HOLA. TeleBank is a federal savings bank chartered by the OTS under the laws of the United States with its main office in the State of Virginia. TeleBank is a member in good standing of the Federal Home Loan Bank of Atlanta, owns the requisite amount of stock in the Federal Home Loan Bank of Atlanta and has its deposit accounts insured by the Savings Association Insurance Fund administered by the FDIC to the maximum extent permitted by the FDIA. Arbor is registered as a broker-dealer and investment adviser with the Commission and under applicable state Laws and is a member organization in good standing of the NASD.

         2.02. Authority; Enforceability; No Conflict. The Company has all requisite corporate power and authority to enter into this Agreement and each Related Agreement to which it is a party, to issue and sell the Units, subject to the conditions specified herein and therein, and to carry out its obligations hereunder and under each Related Agreement to which it is a party. The execution, delivery and performance of this Agreement and each Related Agreement to which it is a party by the Company and the issuance and sale of the Units by the Company have been duly and validly authorized by all requisite corporate proceedings on the part of the Company. This Agreement and each Related Agreement to which it is a party when executed and delivered by the Company is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Except as set forth on Schedule 2.02 to the Company Disclosure Schedule and except as contemplated hereby, the execution and delivery of this Agreement and each Related Agreement to which it is a party by the Company does not, and the consummation by the Company of the transactions (including the Arbor Acquisition) contemplated hereby and thereby will not result in or constitute:
(a) a default, breach or violation of or under the organizational documents of the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund, (b) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other instrument or obligation to which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is a party or by which any of their respective properties or assets are bound, (c) a violation of any Law by which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, any Investment Fund or any of their respective properties or assets is bound, (d) an event which (with notice or lapse of time or both) would permit any Person to terminate, accelerate the performance required by, or accelerate the maturity of any indebtedness or obligation of the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund under any agreement or commitment to which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is a party or by which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is bound or by which any of their respective properties or assets are bound, (e) the creation or imposition of any lien, charge or encumbrance on any property of the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund under any agreement or commitment to which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is a party or by which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is bound or by which any of their respective properties or assets are bound, or (f) an event which would require any consent under any agreement to which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is a party or by which the Company, any Subsidiary, any Arbor Entity, any TeleBank Entity, or any Investment Fund is bound or by which any of their respective properties or assets are bound.

         2.03. Capitalization. The authorized capital stock of the Company consists of (a) 3,500,000 shares of Common Stock of which 2,049,500 shares are outstanding, 437,230 shares are reserved for issuance pursuant to options under the Company's 1994 Stock Option Plan or otherwise, 345,000 shares are reserved for issuance pursuant to warrants outstanding as of the date hereof and (b) 500,000 shares of Preferred Stock, of which 29,900 shares have been designated Series A

Preferred Stock (18,850 of which are to be issued hereunder), 29,900 shares have been designated Series B Preferred Stock (4,050 of which are to be issued hereunder), and 7,000 have been designated Series C Preferred Stock (7,000 of which are to be issued hereunder). In addition, subject to the shareholder vote referred to in Section 6.18, 1,199,743 shares of Common Stock are reserved for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, 198,088 shares of Common Stock are reserved for issuance upon the exercise of the Warrants, 205,563 shares of Common Stock are reserved for issuance upon the exercise of the Contingent Warrants and 280,877 shares of Nonvoting Common Stock are reserved for issuance upon the conversion of the Series C Preferred Stock. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as provided herein, in Schedule 2.03(a) to the Company Disclosure Schedule or in any of the Related Agreements, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company for the purchase or acquisition of any shares of capital stock of the Company or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock. The offer and sale of all of the securities listed on Schedule 2.03(b) to the Company Disclosure Schedule issued prior to the Closing Date complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto. Except as set forth on Schedule 2.03(c) to the Company Disclosure Schedule and except as set forth herein and as required in the Certificate of Designation, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights, options or warrants. Except as set forth herein and as set forth on Schedule 2.03(d) to the Company Disclosure Schedule, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth herein, in the Certificate of Designation or in the Transfer Restriction Agreement, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.

         2.04. Subsidiaries. Schedule 2.04 to the Company Disclosure Schedule sets forth each Subsidiary, each Arbor Entity, and each TeleBank Entity showing the jurisdiction of its organization and showing the percentage of each Person's ownership of the outstanding stock or other interests of such entity. All of the outstanding shares of capital stock or other interests of each Subsidiary, each Arbor Entity, and each TeleBank Entity have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth on Schedule
2.04 to the Company Disclosure Schedule, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary, any TeleBank Entity or any Arbor Entity for the purchase or acquisition of any shares of capital stock or other interests of any Subsidiary, any TeleBank Entity or any Arbor Entity or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock. Neither the Company, any Subsidiary, any Arbor Entity nor any TeleBank Entity is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of capital stock or other interests of any Subsidiary any Arbor Entity or any TeleBank Entity or any convertible securities, rights, options or warrants. Except as set forth herein, neither the Company nor any Subsidiary, any Arbor Entity or any TeleBank Entity is a party to, nor has any Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock or other interests of any Subsidiary.

         2.05. Status of the Securities. The Securities to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action on the part of the Company. When issued and paid for as provided in this Agreement, the Securities will be validly issued and outstanding, fully paid and nonassessable, and the issuance of the Securities is not and will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company. Subject to the shareholder vote referred to in Section 6.18, the Conversion Shares and Warrant Shares have been duly authorized by all necessary corporate action on the part of the Company and have been duly reserved for issuance. When the Conversion Shares and Warrant Shares are issued, such shares will be validly issued and outstanding, fully paid and nonassessable, and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

         2.06.      Financial Statements.

                    (a) As set forth on Schedule 2.06(a) to the Company Disclosure Schedule, the consolidated and consolidating balance sheets of the Company and the Subsidiaries, as of December 31, 1993, 1994 and 1995, and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of the Company and Subsidiaries for the Fiscal Years then ended, together with the opinion thereon of KPMG Peat Marwick LLP (as to the 1993 and 1994 financial statements) and Arthur Andersen, LLP (as to the 1995 financial statements), independent certified public accountants, and the unaudited interim consolidated and consolidating balance sheets of the Company and Subsidiaries as of September 30, 1996, and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries for the nine month period then ended, are complete and correct and fairly present the financial condition of the entities reflected therein at such dates and the results of the operations of such entities for the periods covered by such statements, all in accordance with GAAP consistently applied.

                    (b) As set forth on Schedule 2.06(b) to the Company Disclosure Schedule, the balance sheet of Arbor as of December 31, 1995, and the related income statement and statement of cash flows and changes in stockholders' equity of Arbor for the Fiscal Year then ended, together with the opinion thereon of Arthur Andersen, LLP, independent certified public accountants, and the unaudited interim balance sheets of each of Arbor, AG Arbor, AGT and the Investment Funds as of September 30, 1996, and the related income statements of each of Arbor, AG Arbor, AGT and the Investment Funds for the nine month period then ended, are to the Knowledge of the Company, complete and correct and fairly present the financial condition of the entities reflected therein at such dates and the results of the operations of such entities for the periods covered by such statements, all in accordance with GAAP.

                    (c) The consolidated and consolidating balance sheets of the Company and the Subsidiaries, as of December 31, 1996, and the related consolidated and consolidating income statements and statements of cash flows and changes in stockholders' equity of the Company and Subsidiaries for the Fiscal Year then ended, together with the opinion thereon of Arthur Andersen, LLP, independent certified public accountants, to be delivered by the Company pursuant to Section 6.21 will be complete and correct and will fairly present the financial condition of the entities reflected therein at such date and the results of the operations of such entities for the period covered by such statement, all in accordance with GAAP.

         2.07. No Material Adverse Change. Except as set forth on Schedule 2.07 to the Company Disclosure Schedule, since September 30, 1996, (a) there has been no material adverse change in the business, assets, operations, affairs, prospects or financial condition of the Company, and to the Knowledge of the Company, any Subsidiary, any Arbor Entity, or any TeleBank Entity; (b) to the Knowledge of the Company, no fact or condition exists which the Company believes will cause such material adverse change in the future; and (c) neither the business, financial condition, operation, prospects or affairs of the Company, any Subsidiary, and to the Knowledge of the Company, any TeleBank Entity or any Arbor Entity nor any of their respective properties or assets have been adversely affected in any material respect as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license or right to do business, or any other event or occurrence, whether or not insured against.

         2.08. Liabilities and Reserves for Losses. (a) Since September 30, 1996, neither the Company nor any Subsidiary, and to the Knowledge of the Company, neither any TeleBank Entity nor any Arbor Entity has incurred, other than in the ordinary course of business consistent with past practices, any material liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of such entity (including the notes thereto) in conformity with GAAP.

                    (b) All reserves or other allowances for possible losses reflected in the Company's most recent financial statements referred to in
Section 2.06 complied
with all laws, are adequate under GAAP and were established consistently with past practices and experiences of the Company and TeleBank. Neither the Company nor TeleBank has been notified by the OTS, the FDIC, or Arthur Andersen LLP, in writing or otherwise, that such reserves are inadequate or that the practices and policies of the Company or TeleBank in establishing such reserves and in accounting for delinquent and classified assets generally fail to comply with applicable accounting or regulatory requirements, or that the OTS, the FDIC, or Arthur Andersen LLP believes such reserves to be inadequate or inconsistent with the historical loss experience of the Company or TeleBank. Schedule 2.08 to the Company Disclosure Schedule sets forth a complete list of all extensions of credit and other real estate owned that as of December 31, 1996 are classified by any bank examiner (regulatory or internal) as other loans specially mentioned, special mention, substandard, doubtful, loss, classified or criticized, credit risk assets, concerned loans or with words of similar import. All other real estate owned held by the Company or TeleBank is being carried in accordance with GAAP.

         2.09. Indebtedness. Schedule 2.09 to the Company Disclosure Schedule sets forth all outstanding secured and unsecured Indebtedness of the Company or, any Subsidiary or for which the Company or, any Subsidiary has commitments as of the date set forth therein. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

         2.10. Title to Assets. Each of the Company and the Subsidiaries has good, marketable and insurable title to all of its real and personal property reflected in the financial statements referred to in Schedule 2.06 to the Company Disclosure Schedule, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except those indicated on Schedule
2.10 to the Company Disclosure Schedule. Each of the Company and the Subsidiaries enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid, binding and subsisting and in full force and effect.

         2.11. Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the Related Agreements or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.11 to the Company Disclosure Schedule, there is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Company, threatened, against or involving the Company or, any Subsidiary or any of their respective properties, assets or Licenses. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against the Company or any Subsidiary.

         2.12. Compliance with Law. (a) Schedule 2.12 to the Company Disclosure Schedule accurately and completely lists all Licenses granted, issued or entered by any Governmental Entity and held by the Company, any Subsidiary or any Arbor

Entity. The Company and each Subsidiary holds all Licenses filed with, granted or issued by, or entered by any Governmental Entity, including, without limitation, the OTS, the Commission or any state or local regulatory authorities asserting jurisdiction over the Company's or such Subsidiary's business, that are required for the conduct of their businesses as now being conducted, except for those the absence of which could not reasonably be expected to have a Material Adverse Effect. The Licenses are valid, in full force and effect, and the terms of said Licenses are not subject to any restrictions or conditions that materially limit the operations of the business of the Company or any of the Subsidiaries as presently conducted, other than restrictions or conditions generally applicable to licenses of that type; and to the Knowledge of the Company and the Subsidiaries, no suspension or cancellation of any of the same is threatened or pending.

                    (b) Neither the Company nor any Subsidiary is in violation of its respective organizational documents or of any Laws (including, without limitation, all banking, securities, municipal securities, safety, health, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any Governmental Entity; and neither the Company nor any Subsidiary has received any notice or communication from any Governmental Entity asserting that the Company or such Subsidiary is in violation of any of the foregoing; except for those of the foregoing items, the violation of which or the default under could not reasonably be expected to have a Material Adverse Effect.

         2.13. Taxes. Each of the Company and the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as set forth on Schedule 2.13 to the Company Disclosure Schedule, the Company knows of no additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

         2.14. ERISA. Schedule 2.14 to the Company Disclosure Schedule lists each "employee benefit plan", as defined in Section 3(3) of ERISA, and any other bonus, severance or termination pay, stock option or stock purchase, incentive pay or other plan, program or arrangement covering present or former employees of the Company or any Subsidiary which is presently maintained or contributed to by the Company or any Subsidiary under which the Company or any Subsidiary has any material liabilities or obligations (the "Plans"). None of the Plans is subject to the provisions of Title IV of ERISA, and none of the Plans is a multiemployer Plan as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). Neither the Company nor any Subsidiary has incurred any material liability in respect of the Plans to the Pension Benefit Guaranty Corporation or has incurred any material liability with respect to a Multiemployer Plan. None of the Plans is subject to the minimum funding standards set forth in Section 302 of ERISA or Section 412 of the Code. None of the Company or any Subsidiary or any of their respective officers or employees has engaged in a "prohibited transaction" as defined in Section 406 of ERISA or
Section 4975 of the Code with respect to any Plan which would subject any of such parties to a material civil penalty under Section 502(i) of ERISA or a material excise tax under Section 4975 of the Code. Each of the Plans has been operated in all material respects in accordance with applicable law, including ERISA and the Code. None of the Plans is an employee welfare plan, as defined in
Section 3(1) of ERISA, which provides health or life insurance benefits to employees of the Company or any Subsidiary following their retirement except as required by Code Section 4980B or ERISA Section 601. Each Plan that is intended to be qualified under Section 401(a) of the Code has received an opinion or determination letter from the IRS indicating that such Plan was so qualified as at the time of its review, and the Company knows of no reason that would cause such letter to be revoked.

         2.15. Certain Fees. Except as set forth on Schedule 2.15 to the Company Disclosure Schedule, no broker's, finder's or financial advisory fees or commissions will be payable by the Company or any Subsidiary with respect to the transactions contemplated by this Agreement and the Related Agreements.

         2.16. Disclosure. Neither this Agreement, the Company Disclosure Schedule nor any of the Related Agreements or any other document, certificate or instrument furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement or any of the Related Agreements, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         2.17.  Proprietary  Rights.  Schedule  2.17 to the  Company  Disclosure
Schedule contains a complete and accurate list of (a) all patented and registered Proprietary Rights owned by the Company or any Subsidiary, (b) all pending patent applications and applications for registrations of other Proprietary Rights filed by the Company or any Subsidiary, (c) all unregistered trade names and corporate names owned or used by the Company or any Subsidiary and (d) all unregistered trademarks, service marks and copyrights and computer software owned or used by the Company or any Subsidiary. Schedule 2.17 to the Company Disclosure Schedule also contains a complete and accurate list of all licenses and other rights granted by the Company or any Subsidiary to any third party with respect to any Proprietary Rights and all licenses and other rights granted by any third party to the Company or any Subsidiary with respect to any Proprietary Rights, together with a short description of such licenses. Each of the Company or the Subsidiaries owns or has the right to use pursuant to a valid and enforceable license all Proprietary Rights necessary for the operation of its business. The loss or expiration of any Proprietary Right owned or used by the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect, and no such loss or expiration is pending or, to the Knowledge of the Company, threatened. Each of the Company and the Subsidiaries has taken all necessary actions to maintain and protect the Proprietary Rights which it owns or uses. The Company has no Knowledge that the owners of any Proprietary Rights licensed to the Company or any Subsidiary, have not taken all necessary actions to maintain and protect the Proprietary Rights which are subject to such licenses. Except as set forth on Schedule 2.17 to the Company Disclosure Schedule, (i) there are no material claims against the Company or any Subsidiary asserting the invalidity, misuse, unenforceability or ownership of any Proprietary Rights owned or used by the Company or any Subsidiary, and to the Knowledge of the Company, no such claims are threatened and there are no grounds for the same, (ii) neither the Company nor any Subsidiary has received a notice of nor is aware of any facts which in the Company's reasonable judgment indicate a reasonable likelihood of any conflict with the asserted Proprietary Rights of others within the last five years and
(iii) the conduct of the Company's and each Subsidiary's business has not infringed or misappropriated and does not infringe or misappropriate any Proprietary Rights of other Persons, nor would any future conduct as presently proposed infringe any Proprietary Rights of other Persons and, to the Knowledge of the Company, the Proprietary Rights owned by the Company or any Subsidiary are not currently being infringed or misappropriated by other Persons.

         2.18.      Environmental and Safety Matters.

                    (a) Except as set forth on Schedule 2.18 to the Company Disclosure Schedule, to the Knowledge of the Company, each of the Company and the Subsidiaries is in material compliance with the provisions of all federal, state and local laws and regulations relating to pollution, protection of the environment or occupational safety and health applicable to it or to real property owned or leased by it or to the use, operation or occupancy thereof. Except as set forth on Schedule 2.18 to the Company Disclosure Schedule, (i) no real property now or previously owned or operated by the Company and any Subsidiary is under investigation with respect to, or is or has been in violation of, any Environmental Law, (ii) no proceedings have been commenced against, nor notice received by the Company and any Subsidiary concerning any alleged violation of any Environmental Law, (iii) no real property now or, to the Knowledge of the Company, previously owned or operated by the Company or any Subsidiary, has been the subject of any threatened, proposed or actual cleanup or other protective, removal or remedial action relating to any Hazardous Materials, whether pursuant to any Environmental Law or otherwise, (iv) there are no Hazardous Materials in, on, under or about any real property owned or operated by the Company or any Subsidiary, (v) no release, discharge, spillage, seepage or filtration of any Hazardous Materials is occurring or, to the Knowledge of the Company, has occurred in, on, under or about any real property owned or operated by the Company or any Subsidiary and (vi) the real property owned or operated by the Company or any Subsidiary is not being used and, to the Knowledge of the Company, has not been used for any generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use or disposal of any Hazardous Materials.

                    (b) Except as set forth on Schedule 2.18 to the Company Disclosure Schedule, to the Knowledge of the Company, there has not been any material release of Hazardous Materials in, on, under or affecting any properties owned, leased or operated by the Company or any Subsidiary or those properties which serve as collateral for loans owned by the Company or any Subsidiary.

                    (c) To the Knowledge of the Company, neither the Company nor any Subsidiary has made or participated in any loan to any person who is subject to any suit, claim, action, proceeding, investigation or notice, pending or threatened, with respect to (i) any alleged material noncompliance as to any property securing such loan with any Environmental Law, or (ii) the release or the threatened release into the environment of any Hazardous Material at a site owned, leased or operated by such person on any property securing such loan.

         2.19. Books and Records. The records and documents of the Company and the Subsidiaries accurately and completely reflect in all material respects information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary.

         2.20. Material Agreements. (a) Except as disclosed on Schedule 2.20 to the Company Disclosure Schedule, neither the Company or any Subsidiary is a party to, is bound or affected by, receives, or is obligated to pay benefits under, (i) any agreement, arrangement or commitment, including without limitation, any agreement, indenture or other instrument relating to the borrowing of money by the Company or any Subsidiary or the guarantee by the Company or any Subsidiary of any obligation, (ii) any agreement, arrangement or understanding to which the Company or any Subsidiary is a party or by which any of the same is bound which limits the freedom of the Company or any Subsidiary to compete in any line of business or with any person, or (iii) any other agreement, arrangement or understanding required to be filed as an exhibit to the Company's Annual Report on Form 10-K (or Form 10-KSB) under the Exchange Act.

                    (b) Neither the Company nor any Subsidiary is in default or in non-compliance under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

         2.21.  Transactions  with  Affiliates.  Except as set forth on Schedule
2.21 to the Company Disclosure Schedule, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any Subsidiary, and (b) any officer, employee, consultant or director of the Company or any Subsidiary or any Arbor Entity or any Person owning any capital stock of any such entity or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

         2.22. Securities Act of 1933. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Units hereunder. Neither the Company nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Units or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Units under the registration provisions of the Securities Act and applicable state securities laws.

         2.23. Governmental Approvals. Except as set forth on Schedule 2.23 and except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which, if required, shall be filed on a timely basis), solely as to the Company and any Subsidiary, no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Entity, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Units, or for the performance by the Company of its obligations under this Agreement and each Related Agreement to which it is a party.

         2.24. Insurance. Each of the Company and the Subsidiaries carries insurance as set forth on Schedule 2.24 to the Company Disclosure Schedule covering its properties and business adequate and customary for the type and scope of the properties, assets and business, and similar to companies of comparable size and condition similarly situated in the same industry in which the Company or such Subsidiary operates, but in any event in amounts sufficient to prevent the Company or such Subsidiary from becoming a co-insurer or self-insurer, with provision for reasonable deductibles. As of the date hereof, neither the Company or any Subsidiary has received any notice of cancellation or amendment of any such policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

         2.25. Employees. Neither the Company or any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth on Schedule 2.25 to the Company Disclosure Schedule, neither the Company or any Subsidiary has any employment contract, compensation or payment agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant, relating to the right of any officer, employee, or consultant to be employed or engaged by the Company or such Subsidiary because of the nature of the business conducted or to be conducted by the Company or such Subsidiary, or relating to the use of trade secrets or proprietary information of others, and the continued employment or engagement of the Company's or such Subsidiary's officers, employees or consultants does not subject the Company, any Subsidiary or the Purchaser to any liability with respect to any of the foregoing matters. Except as set forth on
Schedule 2.25 to the Company Disclosure Schedule, no officer, consultant or Key Employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, could have an adverse effect on the Company or any Subsidiary has terminated or to the best Knowledge of the Company, has any present intention of terminating, his employment or engagement with the Company or any Subsidiary.

         2.26. Absence of Certain  Developments.  Except as provided on Schedule
2.26 to the Company Disclosure Schedule and except as contemplated hereby and in the Related Agreements, since September 30, 1996, neither the Company nor any Subsidiary has:

                    (a) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                    (b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the nature and volume of the Company's or such Subsidiary's business;

                    (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                    (d) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                    (e) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any liens, charge or other encumbrance, except liens for current property taxes not yet due and payable;

                    (f) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                    (g) sold, assigned or transferred any patents, patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business;

                    (h) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                    (i) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                    (j) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                    (k) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                    (l) made charitable contributions or pledges in excess of $25,000;

                    (m) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                    (n) experienced any material disputes with labor or manage-ment in connection with the terms and conditions of their employment; or

                    (o) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or such Subsidiary.

         2.27.      Loans.

                    (a) All loans owned by the Company or any Subsidiary or in which the Company or any Subsidiary has an interest, comply in all material respects with all Laws, including but not limited to, applicable usury statutes, underwriting and recordkeeping requirements, the Truth in Lending Act, the Equal Credit Opportunity Act, the Real Estate Settlement Procedures Act, and other applicable consumer protection statutes and the regulations thereunder.

                    (b) Except as set forth on Schedule 2.27 to the Company Disclosure Schedule, all loans owned by the Company or any Subsidiary in which the Company or any Subsidiary has an interest, have been made or acquired by the Company or such Subsidiary in accordance with the approved policies of the Board of Directors and all of such loans are collectible, except to the extent reserves have been made against such loans in the financial statements referred to in Section 2.06 hereof. Each of the Company and the Subsidiaries hold mortgages contained in its loan portfolio for its own benefit to the extent of its interest shown therein; such mortgages evidence liens having the priority indicated by their terms, subject, as of the date of recordation or filing of applicable security instruments; secured by real property or are not material as to the collectibility of such loans; and all loans owned by the Company and each Subsidiary are with full recourse to the borrowers, and each of the Company and the Subsidiaries has taken no action which would result in a waiver or negation of any rights or remedies available against the borrower or guarantor, if any, on any loan. All applicable remedies against all borrowers and guarantors are enforceable except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and except as may be limited by the exercise of judicial discretion in applying principles of equity. All loans purchased or originated by the Company or any Subsidiary and subsequently sold by the Company or any Subsidiary have been sold without recourse to the Company or any Subsidiary and without any material liability under any yield maintenance or similar obligation. True, correct and complete copies of loan delinquency reports as of December 31, 1996 prepared by the Company or each Subsidiary, which reports include all loans delinquent or otherwise in default, are attached to Schedule 2.27 to the Company Disclosure Schedule. True, correct and complete copies of the currently effective investment policies and practices of the Company and the Subsidiaries also are attached to Schedule 2.27 to the Company Disclosure Schedule.

                    (c) Except as set forth in Schedule 2.27 to the Company Disclosure Schedule, each outstanding loan participation sold by the Company or any Subsidiary was sold with the risk of non-payment of all or any portion of that underlying loan to be shared by each participant (including the Company or proportionately to the share of such loan represented by such participation without any recourse of such other lender or participant to the Company or any Subsidiary for payment or repurchase of the amount of such loan represented by the participation or liability under any yield maintenance or similar obligation. Each of the Company or the Subsidiaries have properly fulfilled its contractual responsibilities and duties in any loan in which it acts as the lead lender or servicer and has complied in all material respects with its duties as required under applicable regulatory requirements.

                    (d) Except as set forth in Schedule 2.27 to the Company Disclosure Schedule, the Company and each Subsidiary have properly perfected or caused to be properly perfected all security interests, liens, or other interests in any collateral securing any loans made by it.

         2.28. Agreements with Regulatory Agencies. Neither the Company nor TeleBank, or their respective officers or directors, is subject to any cease-and-desist, written directive or other order issued by, or is a party to any written agreement, consent agreement, memorandum of understanding or written commitment with, or has adopted any board resolutions at the request of (each a "Regulatory Agreement"), any Governmental Entity that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business, nor has the Company or TeleBank been advised by any Governmental Entity that it is considering issuing or requesting any Regulatory Agreement.

         2.29.      Securities Documents and Regulatory Reports.

                    (a) The Company has previously delivered to the Purchasers a complete copy of the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 1995 and all subsequently filed reports under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, or other communication (other than general advertising materials) filed pursuant to the Securities Act or the Exchange Act or mailed by the Company to its stockholders as a class, and each such report or other communication, as of its date, complied in all material respects with all applicable Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that information as of a later date shall be deemed to modify information as of an earlier date.

                    (b) Each of the Company and the Subsidiaries has duly filed with the OTS and the FDIC in correct form the monthly, quarterly and annual reports required to be filed under applicable Laws, and the Company has delivered to the Purchasers accurate and complete copies of such reports.
Schedule 2.29(b) to the Company Disclosure Schedule lists all examinations of the Company or the Subsidiaries conducted by the applicable regulatory authorities since January 1, 1993 and the dates of any responses thereto submitted by the Company or any Subsidiary. In connection with the most recent examinations of the Company or any Subsidiary by the applicable regulatory authorities, neither the Company nor any Subsidiary was required to correct or change any action, procedure or proceeding which the Company or such Subsidiary believes has not been now corrected or changed as required.

         2.30. United States Real Property Holding Corporation. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the IRS.

         2.31. Arbor Acquisition Agreement. Each of the Purchasers has received a complete and correct copy of the Arbor Acquisition Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. The Arbor Acquisition Agreement has been duly executed and delivered, is in full force and effect and is a legal, valid and binding obligation of each Person signatory thereto enforceable against such Person in accordance with its terms. Each of the representations and warranties of the Company and, to the Knowledge of the Company each of the other persons signatory thereto as set forth in the Arbor Acquisition Agreement is true and correct in all material respects as of the Closing Date. Except as disclosed on Schedule 2.31 to the Company Disclosure Schedule, the execution, delivery and performance of the Arbor Acquisition Agreement by the Company, and, to the Knowledge of the Company, of each other Person signatory thereto does not and will not violate any provision of, or require any filing under any Law or any indenture, agreement, lease or instrument to which such Person or any Investment Fund is a party or by which it or its Properties may be bound or affected.

         2.32. Junior Subordinated Note Documents. Each of the Purchasers has received a complete and correct copy of the Junior Subordinated Indenture and the Junior Subordinated Notes (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. Each of the Junior Subordinated Indenture and the Junior Subordinated Notes has been duly executed and delivered, is in full force and effect and is a legal, valid and binding obligation of each Person signatory thereto enforceable against such Person in accordance with its terms.

         2.33. Senior Indebtedness. The obligations of the Company hereunder, under the Notes and the other Related Agreements constitute "Senior Indebtedness" under and as defined in the Junior Subordinated Indenture with respect to the Junior Subordinated Notes.

         2.34. Intentional Statements or Omissions. Neither the Company nor any Subsidiary has made any intentionally untrue statement of fact in Article 2 to this Agreement, the Company Disclosure Schedule or any other document, certificate or instrument furnished to the Purchasers herewith or intentionally omitted to state a fact necessary in order to make such statements not misleading.

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of the Purchasers severally but not jointly hereby represents and warrants to the Company as follows:

         3.01.  Organization  and  Standing  of  the  Purchaser.   Each  of  the
Purchasers is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

         3.02. Authority; Enforceability; No Conflict. Each of the Purchasers has all requisite corporate or partnership power and authority to enter into this Agreement and each Related Agreement to which it is a party and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and each Related Agreement to which it is a party by each of the Purchasers have been duly and validly authorized by all requisite corporate or partnership proceedings on the part of each of the Purchasers. This Agreement and each Related Agreement to which it is a party when executed and delivered by each of the Purchasers is a valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement and each Related Agreement to which it is a party by each of the Purchasers does not, and consummation by such Purchaser of the transactions contemplated hereby will not, result in or constitute (a) a default, breach or violation of or under the organizational documents of such Purchaser, (b) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other instrument or obligation to which such Purchaser is a party or by which any of its properties or assets are bound, except for any defaults, breaches or violations which would not, individually or in the aggregate, have a material adverse effect on such Purchaser or prevent or materially delay the consummation by such Purchaser of the transactions contemplated hereby, or (c) a violation of any Law, except for any violations which would not, individually or in the aggregate, have a material adverse effect on such Purchaser or prevent or materially delay the consummation by such Purchaser of the transactions contemplated hereby.

         3.03. Acquisition for Investment. Each of the Purchasers is an "accredited investor" as defined in Regulation D under the Securities Act, and is acquiring the Units solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and it has no present intention or plan to effect any distribution of the Units or the Securities. Each of the Purchasers acknowledges that it is able to bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and to the officers of the Company as it has deemed necessary and appropriate to conducting its due diligence investigation. The Securities will initially bear a legend to the following effect:

         "This Security has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or transferred except in compliance with that Act and such laws. In addition, the transferability of this Security is subject to the provisions of a $29,900,000 Unit Purchase Agreement among the issuer and the purchasers of the issuer's securities thereunder, a copy of which may be obtained from the issuer's principal executive office."

         3.04. Financing. Each of the Purchasers has sufficient funds and will have sufficient funds at all times through the Closing to consummate the transactions contemplated hereby. None of the Purchasers is now insolvent or will be rendered insolvent by reason of its investments in the Company nor will it be left with unreasonably small capital for purposes of operating its businesses.

         3.05. Approvals. Except as set forth in Section 4.06, no regulatory approval or consent is required for any of the Purchasers to consummate the transactions contemplated in this Agreement or the Related Agreements.

         3.06. Ownership of Common Stock. None of the Purchasers owns any shares of Common Stock of the Company.

4.       CONDITIONS TO PURCHASERS' OBLIGATIONS FOR CLOSING

         The obligation of each Purchaser to purchase and pay for the Units to be purchased by it at the Closing is subject to the following conditions:

         4.01. Representations and Warranties. Each of the representations and warranties set forth in Article 2 hereof shall be true, accurate and correct in all material respects at the Closing Date with the same effect as though made at and as of such time and no exception shall be set forth in Schedule 2.01 as of the Closing Date. Notwithstanding the foregoing, the Company shall update the representations, warranties and the Company Disclosure Schedule at and as of the Closing Date.

         4.02. Secretary's Certificate. The Purchasers shall have received a certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, (a) attesting to corporate action taken by the Company, including resolutions of the Board of Directors authorizing (i) the filing of the Certificate of Designation, (ii) the execution, delivery and performance by the Company of this Agreement and each Related Agreement to which it is a party,
(iii) the issuance of the Units, (iv) the amendment to the Certificate of Incorporation, (v) the amendment of the By-Laws,

(vi) the execution, delivery and performance by the Company of the Arbor Acquisition Agreement, and (vii) the execution, delivery and performance by the Company of all other agreements or matters contemplated hereby or executed in connection herewith, (b) certifying the names and true signatures of the officers of the Company authorized to sign this Agreement, the Related Agreements, and the other documents, instruments or certificates to be delivered pursuant hereto and thereto, together with the true signatures of such officers, and (c) verifying that the Certificate of Incorporation and the By-Laws (as attached thereto) are true, correct and complete as of the Closing Date.

         4.03. Officer's Certificate. The Purchasers shall have received a certificate of the President and Treasurer of the Company, dated the Closing Date, which shall certify that the representations and warranties contained in
Article 2 hereof are true and correct as of the Closing Date and that all conditions required to be performed prior to or at the Closing have been performed as of the Closing Date.

         4.04.      Intentionally Omitted.

         4.05. Securities Filings. The Company shall have made all filings under applicable state securities laws and, if required, with the Commission and the NASD necessary to consummate the issuance of the Units in compliance with all applicable state and federal securities laws and NASD guidelines.

         4.06. Rebuttal of Control. The OTS shall have accepted any required Purchaser's rebuttal of control pursuant to Section 574.4 of the Acquisition of Control Regulations of the OTS without imposing any conditions that are not reasonably acceptable to such Purchaser in its sole discretion.

         4.07. Good Standing Certificates. The Purchasers shall have received a certificate of the appropriate public official in the jurisdiction of organization of the Company and each Subsidiary as to the due organization and good standing of the Company and such Subsidiary, together with a certified copy of the organizational documents of the Company and such Subsidiary and shall have received certificates of appropriate public officials of each other jurisdiction in which the Company or such Subsidiary is required to qualify to do business as a foreign organization as to the due qualification and good standing of the Company or such Subsidiary.

         4.08. No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers or directors of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement and each Related Agreement, or seeking damages in connection with such transactions.

         4.09. Notes. The Company shall have executed and delivered the Notes, substantially in the form of Exhibit A.

         4.10. Certificate of Designation. The Certificate of Designation, setting forth, without limitation, the designations, rights and preferences of the Preferred Stock (the "Certificate of Designation") in the form of Exhibit B, shall have been filed with the Secretary of State of the State of Delaware.

         4.11. Warrants; Contingent Warrants. The Company shall have executed and delivered the Warrants, substantially in the form of Exhibit C, and the Contingent Warrants, substantially in the form of Exhibit D.

         4.12. Legal Opinion. The Purchasers shall have received a legal opinion from Hogan & Hartson L.L.P., special counsel to the Company, dated the Closing Date, as to the matters set forth in the form of opinion attached hereto as Exhibit E.

         4.13. Transfer Restriction Agreements. Each of Mitchell A. Caplan and David A. Smilow shall each individually enter into a Transfer Restriction Agreement (as amended from time to time, each a "Transfer Restriction Agreement" substantially in the form of Exhibit F.1 and Exhibit F.2 respectively), with each of the Purchasers, MET Holdings Corporation and the Company.

         4.14. Certain Documents. The Purchasers shall have received certified complete and correct copies of the Junior Subordinated Indenture and the Arbor Acquisition Agreement (including all exhibits and schedules referred to therein or delivered pursuant thereto).

         4.15. Board of Directors. The Board of Directors shall have taken all required action such that the Board of Directors immediately following the Closing shall consist of seven members, who initially shall be David A. Smilow, Mitchell H. Caplan, David R. DeCamp, Arlen W. Gelbard, Mark Rollinson, Steven F. Piaker and Dean Kehler. The Board of Directors shall have taken all actions necessary to comply with the provisions of Section 6.09.

         4.16. Amendment of Bylaws. The Bylaws shall have been amended to comply with the provisions of Section 6.05.

         4.17. Expenses. All fees and disbursements required to be paid pursuant to Section 18.04 hereof shall have been paid in full.

         4.18. Compliance with this Agreement and Related Agreements. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or any Related Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

         4.19. Proceedings Satisfactory. All proceedings taken in connection with the issuance and sale of the Units and all documents and papers relating thereto shall be satisfactory in form and substance to the Purchasers. The Purchasers shall have received copies of such documents and papers as it may reasonably request in connection with this Agreement and the Related Agreements.

         4.20. Material Adverse Effect. There shall have been no events, changes or effects with respect to the Company and its Subsidiaries having a Material Adverse Effect.

         4.21. Other Purchasers. No Purchaser shall have failed to execute and deliver this Agreement or to accept delivery of or make payment for the Units to be purchased by it on the Closing Date.

5.       CONDITIONS TO COMPANY'S OBLIGATIONS FOR CLOSING

         The obligation of the Company to sell the Units to the Purchasers at the Closing is subject to the following conditions:

         5.01. Representations and Warranties. Each of the representations and warranties set forth in Article 3 shall be true, accurate and correct at the Closing Date with the same effect as though made at and as of such time.

         5.02. Rebuttal of Control. The OTS shall have accepted any required Purchaser's rebuttal of control pursuant to Section 574.4 of the Acquisition of Control Regulations of the OTS without imposing any conditions that are not reasonably acceptable to such Purchaser in its sole discretion.

         5.03. Other Purchasers. No Purchaser shall have failed to execute and deliver this Agreement or to accept delivery of or make payment for the Units to be purchased by it on the Closing Date.

5A.      COVENANTS PRIOR TO CLOSING

         5A.01 Purchasers Reasonable Efforts. Upon the terms and subject to the conditions herein provided, each of the Purchasers agrees to use all reasonable best efforts to take, or cause to be taken, all actions, to do, or cause to be done, all things necessary, proper or advisable for such Purchaser to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including satisfying the closing conditions set forth in Article 5 applicable to it.

         5.A.02 Company Reasonable Efforts. Upon the terms and subject to the conditions herein provided, the Company agrees to use all reasonable best efforts to take, or cause to be taken, all actions, to do, or cause to be done, and to assist and cooperate with each the other party hereto in doing or causing to be done, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement (including satisfying the closing conditions set forth in Article 4).

         5.A.03 Conduct of Business. Between the date hereof and the Closing Date, the Company shall, and shall cause each Subsidiary and shall use all reasonable best efforts to cause each TeleBank Entity to, conduct their respective businesses only in the ordinary course of business and consistent with past practice, preserve intact their respective business organizations and goodwill and use their respective best efforts to keep available the services of their respective officers and employees, and maintain satisfactory business relationships. The Company shall not, and shall not permit any Subsidiary or TeleBank Entity, to take any action that will cause any representation or warranty in Section 2 hereof to be materially false at the Closing Date or will cause an Event of Noncompliance or Event of Default to have occurred on or prior to the Closing Date. Without limiting the generality of the foregoing, except as provided for herein and in the ordinary course of business consistent with past practice:

                    (a) The Company will not authorize or effect any change in its charter or bylaws other than as provided for herein;

                    (b) the Company will not grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock, except options granted to employees of the Company to the extent permitted under this Agreement;

                    (c) the Company will not declare, set aside, or pay any dividend or distribution with respect to its capital stock, or redeem, repurchase, or otherwise acquire any of its capital stock;

                    (d) the Company will not create, incur, assume, or guarantee any Indebtedness (including any capitalized lease obligations);

                    (e) the Company will not make any capital investment in, make any loan to, or acquire the securities or assets of any other Person;

                    (f) the Company will not make any change in employment terms for any of its directors, officers, and employees; and

                    (g) the Company will not obligate itself to do any of the foregoing.

         5.A.04 Access to Information. The Company shall afford, and shall cause each Subsidiary and its and their respective officers, directors, employees, attorneys, accountants and other agents to afford, to each Purchaser, its affiliates, and their respective accounting and legal representatives, as well as their respective officers, directors and employees, full and complete access at all reasonable times to the directors, officers and personnel of the Company and the Subsidiaries and to business, financial, legal, tax, compensation, and other data and information concerning the affairs of the Company and the Subsidiaries.

5B.      COVENANTS OF PURCHASER

         Each Purchaser covenants and agrees that on and after the Closing Date that:

         5.B.01 Company Not a Subsidiary of any Purchaser. In the event that the Board of Governors of the Federal Reserve System ("FRB") or other federal agency initiates a control proceeding with respect to a Purchaser's ownership interest in the Company, or in any other context alleges that a Purchaser may control the Company, such Purchaser commits to resolve such matters with the FRB or such other agency without requiring the Company to alter its business operations.

         5.B.02 Shareholder Vote. Each Purchaser agrees to vote in favor of the amendment to the Certificate of Incorporation referred to in Section 6.18 and set forth in form and substance in Exhibit G.

6.       AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company covenants and agrees that on and after the Closing Date and while any of the Securities are outstanding, it shall:

         6.01. Inspection Rights. Permit during normal business hours, upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, to examine and make copies of and extracts from the non- confidential and non-proprietary records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, Key Employees, attorneys or independent accountants provided, however, that such inspection shall not materially interfere with the business or operations of the Company or any Subsidiary.

         6.02. Budgets Approval. At least 30 days prior to the commencement of each Fiscal Year, prepare and submit to, and obtain in respect thereof the approval of the majority of the members of the Board of Directors, a business plan and monthly operating budget in detail for each Fiscal Year and subsequent four Fiscal Years, monthly operating expenses and profit and loss projections, cash flow projections and a capital expenditure budget for such Fiscal Year and subsequent Fiscal Years.

         6.03. Financings. Promptly, fully and in detail, inform all of the members of the Board of Directors of any discussions, offers or contracts relating to possible financings of any material nature for the Company or any Subsidiary, whether initiated by the Company, any Subsidiary or any other Person.

         6.04. Meetings of Directors. Hold meetings of the Board of Directors not less than on a quarterly basis.

         6.05. By-Laws; Meetings and Indemnification. Use its best reasonable efforts to at all times cause its By-Laws to provide that (a) any two directors shall have the right to call a meeting of the Board of Directors and (b) the approval of the holders of 66 2/3% of the then outstanding shares of voting capital stock of the Company shall be required to amend the number or selection process of the Board of Directors. The Company shall at all times maintain provisions in the Certificate of Incorporation or the By-Laws indemnifying all officers and directors against liability to the maximum extent permitted under the laws of the state of its incorporation.

         6.06.      Maintenance of Existence.

                    (a) Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain their respective corporate, partnership or limited liability company existence, Licenses, Proprietary Rights, other rights and franchises in full force and effect to the extent appropriate in accordance with good business practice.

                    (b) Preserve and maintain TeleBank's status as an Insured Depository Institution and do all things necessary to ensure that the deposit accounts of TeleBank are insured by the FDIC up to the maximum amount permitted by the FDIA.

         6.07. Properties, Business, Insurance. Maintain, and cause each of the Subsidiaries, to maintain as to its respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies of a similar size and financial condition similarly situated within the same industry.

         6.08. Expenses of Directors. Promptly reimburse in full the Preferred Stock Directors and Observers for all of their reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors or any committee thereof. All such expenses shall be reimbursed in accordance with the policies concerning reimbursement of outside directors adopted from time to time by the Board of Directors, the current policy is described in Schedule 6.08 to the Company Disclosure Schedule.

         6.09. Size of Board and Committees. Establish and maintain (a) the number of directors on the Board of Directors at no more than nine members, which members shall in any event include two Preferred Stock Directors, unless a person elected to serve as such Preferred Stock Director declines to serve or is unable to serve as a

Preferred Stock Director due to death, disability, regulatory prohibition, resignation or otherwise, in which case the Company shall immediately nominate a replacement Preferred Stock Director in accordance with the Certificate of Designation, (b) a Compensation Committee and an Audit Committee of the Board of Directors, which members shall (subject to the limitations set forth in (a) above) include only Preferred Stock Directors, and Independent Directors and (c) one Preferred Stock Director on each committee of the Board of Directors, unless such committee has four or more members, in which case the Company shall (subject to the limitations set forth in (a) above) establish and maintain both Preferred Stock Directors on such committee. The Compensation Committee shall have, among its responsibilities, the review of and approval of stock option grants and the establishment of executive compensation and bonuses. The Audit Committee shall have, among its responsibilities, the engagement, appointment and removal of the independent public accountants or auditors of the Company. The Company shall give notice of each meeting of the Board of Directors to, and shall permit one representative of each of the Progressive Investment Co., Inc. and The Northwestern Mutual Life Insurance Company (the "Observers") to attend and observe all meetings of the Board of Directors but such Observers shall not be entitled to vote on any matter considered by the Board of Directors, or otherwise participate in the consideration of any matter before the Board of Directors. Notwithstanding the foregoing, the Board of Directors may convene in an executive session, which the Observer may not attend, in order to consider matters that the Board deems confidential. As a condition to being allowed to attend and observe meetings, each Observer shall have executed and delivered to the Company a confidentiality agreement, in form reasonably acceptable to the Company, with respect to matters considered by the Board of Directors.

         6.10. Compliance with Laws. Comply in all material respects with all applicable Laws.

         6.11. Keeping of Records and Books of Account. Keep records and books of account that will enable the Company's annual audited financial statements to be prepared in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each Fiscal Year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

         6.12. Rule 144. File in a timely manner all reports required to be filed by it pursuant to the Exchange Act and, if at any time the Company is not required to file such reports, make available to the public, to the extent required to permit the sale of Securities by any holder pursuant to Rule 144 under the Securities Act, current information about itself and its activities as contemplated by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act.

         6.13. Rule 144A Information. At all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, promptly as practicable (in any event not later than 20 days after initial request) in written form, upon the written request of any Purchaser or a prospective buyer of Securities from any Purchaser, furnish all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company further covenants, upon written request, as promptly as practicable (in any event not later than 20 days after initial request) to cooperate with and assist the Purchasers or any member of the NASD system for Private Offerings Resales and Trading through Automated Linkage ("PORTAL") in applying to designate and thereafter maintain the eligibility of the Securities for trading through PORTAL. The Company's obligations under this Section 6.13 shall at all times be contingent upon the Purchasers' obtaining from a prospective Purchaser an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such Purchaser in evaluating the purchase of Securities.

         6.14. Reporting Requirements. Furnish the following to the Purchasers:

                    (a) Quarterly Reports: as soon as available and in any event within 45 days after the end of each Fiscal Quarter, consolidated and consolidating balance sheets of the Company and the Subsidiaries and of the Investment Funds as of the end of such Fiscal Quarter and consolidated and consolidating statements of income and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries and of the Investment Funds for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, prepared in accordance with GAAP, all such consolidated statements to be duly certified by the chief financial officer of the Company or the Investment Fund, as applicable;

                    (b) Annual Reports: as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Company and the Subsidiaries and for each Investment Fund, including therein consolidated and consolidating balance sheets of the Company and the Subsidiaries and of the Investment Funds as of the end of such Fiscal Year and consolidated and consolidating statements of income and statements of cash flows and changes in stockholders' equity of the Company and the Subsidiaries and of the Investment Funds for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, all such consolidated statements to be duly certified by the chief financial officer of the Company or, the Investment Fund, as applicable and an independent public accountant of recognized national standing approved by the Board of Directors;

                    (c) Reports and Other Information: within 10 days after receipt, filing, publication, commencement or occurrence, copies of (i) notices of all material actions, (ii) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders, (iii) all regular and periodic reports, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Commission or any other Governmental Entity, (iv) all press releases and other statements made available generally by Company or any of the Subsidiaries to the public concerning material developments in the business of the Company or any of the Subsidiaries, and (vi) such other information as any Purchaser shall reasonably request obtainable from the Company without undue administrative burden or expense; and

                    (d) Officer's Certificate: as soon as possible and in any event within 30 days after the end of each second Fiscal Quarter and Fiscal Year, a certificate executed by a duly authorized officer of the Company representing as to the compliance of the Company with the provisions of Article 6 and Article 7 which shall be given by such officer in his or her capacity as an officer of the Company and shall be without recourse against such officer in his or her individual capacity.

         6.15. Reports to Directors. Furnish the following to members of the Board of Directors:

                    (a) Accountant's Letters: within 10 days after receipt, copies of all accountant's letters, reviews and reports to management;

                    (b) Budgets and Operating Plan: as soon as available and in any event at least 30 days before the beginning of each Fiscal Year, a business plan and monthly operating budgets for the forthcoming Fiscal Year;

                    (c) Notice of Adverse Changes: promptly after the occurrence thereof and in any event within 10 days after each occurrence, notice of any Event of Default or Event of Noncompliance hereunder or any other default under any material agreement; any material litigation, proceedings, suits or investigations affecting the Company or any Subsidiary; or any material adverse change in the business, assets, operations or condition of the Company or any Subsidiary;

                    (d) Commission Filings: within 10 days of occurrence, copies of all filings made with the Commission;

                    (e) Regulatory Reports, Examinations and Agreements: as soon as available and in any event within 10 days of the filing or receipt thereof, copies of (i) all quarterly and annual reports required to be filed with the OTS, the FDIC or other Governmental Entity, (ii) the results of all examinations conducted by the OTS, the FDIC or other Governmental Entity and any responses thereto. and (iii) all Regulatory Agreements with the OTS, the FDIC or other Governmental Entity; and

                    (f) Business Information: informational reports and other data useful in the understanding and management of the Company's or any Subsidiary's business supplied to the Chief Executive Officer of the Company or such Subsidiary in the ordinary course of business.

         6.16. Minimum Net Worth. Maintain at all times Consolidated Net Worth of not less than $30,000,000.

         6.17. Maintenance of Reserve. Maintain at all times, on an unconsolidated basis, Liquid Assets in an amount equal to or greater than 100% of the aggregate interest expense on the Notes and all other Indebtedness of the Company for the 12 full calendar months immediately following each interest payment date.

         6.18. Amendment of Certificate of Incorporation. As soon as practicable after the date hereof, but in no event later than August 1, 1997, adopt, have approved by its shareholders and filed with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to a number not less than 5,000,000, to authorize the Nonvoting Common Stock and to amend the anti-takeover provisions in form and substance set forth in Exhibit G.

         6.19. Arbor Acquisition. Promptly following the Closing Date but in no event later than the first business day following the Closing Date, consummate the Arbor Acquisition in accordance with the terms and conditions of the Arbor Acquisition Agreement.

         6.20. Original Issue Discount. The Company agrees to cooperate with the Purchasers to determine as soon as practicable after the Closing Date the amount of any original issue discount or redemption premium attributable, as a result of the delivery of the Warrants and the Contingent Warrants, to any Note or Preferred Share for all United States federal, state and local income tax purposes with respect to the transactions contemplated hereby and by the Related Agreements.

         6.21. Financial Statements. As soon as practicable after the date hereof but in no event later than April 30, 1997, shall provide the Purchasers complete and correct copies of the consolidated and consolidating audited balance sheets of the Company and the Subsidiaries, as of December 31, 1996, and the related consolidated and consolidating audited income statements and statements of cash flows and changes in stockholders' equity of the Company and Subsidiaries for the Fiscal Year then ended, together with the opinion thereon of Arthur Andersen, independent certified public accountants.

7.       NEGATIVE COVENANTS OF THE COMPANY

         Except as contemplated hereby, the Company covenants and agrees that on and after the Closing Date while any of the Securities are outstanding, without the prior written consent of the Required Holders, it shall not:

         7.01. Distributions. Make, or permit any of its Subsidiaries to make, any Distribution, except that (a) the Company may make Distributions payable solely in Common Stock, (b) the Company may comply with any specific provision of the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock as set forth in the Certificate of Designation, (c) any Subsidiary may make Distributions to the Company or any Wholly-Owned Subsidiary and (d) so long as no Event of Default shall have occurred and be continuing, or would result from such payment, the Company may make payments of principal and interest on the Junior Subordinated Notes on and not prior to the respective due dates thereof.

         7.02. Capital Stock. Authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of (a) any notes or debt securities of the Company containing equity features (including any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (b) any equity security of the Company senior to or on a parity with either the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock with respect to the payment of dividends, distributions upon liquidation or otherwise.

         7.03. Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness, if, after giving effect to such creation, incurrence or assumption, the Leverage Ratio would exceed .50 to 1.00.

         7.04.  Investments.   Make  or  permit  any  Subsidiary  to  make,  any
Investment,   except  Investments  approved  by,  or  made  in  connection  with investment guidelines established by 66 2/3% of the Board of Directors.

         7.05. Dealings with Affiliates. Except for the transactions set forth on Schedule 7.05 to the Company Disclosure Schedule, enter into, or permit any Subsidiary to enter into, any material transaction, including, without limitation, any loans or extensions of credit, release of guarantee, management contract or royalty agreements, deferred or contingent compensation agreement, consulting or other agreement with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         7.06. Compensation to Officers. Amend, modify or waive, or permit any Subsidiary to amend, modify or waive, in any material respect any employment, benefit or compensation arrangement with any Key Employee, or pay to any Key Employee, compensation (including salary and bonus) in excess of that approved by the Compensation Committee of the Board of Directors.

         7.07. Conduct of Business. Engage, or permit any Subsidiary to engage, in any business other than the business of banking and financial services and any businesses or activities substantially similar or related thereto.

         7.08. Amendments. (a) Amend or waive any provision of the Certificate of Incorporation or By-Laws of the Company in any way that would adversely affect the liquidation preferences, dividend rights or voting rights of the holders of the Preferred Stock or otherwise change the terms of the Preferred Stock or (b) amend or waive any provision of the Junior Subordinated Indenture, any Junior Subordinate Note or the Arbor Acquisition Agreement.

         7.09. Anti-Takeover Provisions. Except as required under Section 6.18, and without the approval of 80% of the then outstanding shares of voting capital stock of the Company, make any amendment or modification to any anti-takeover, fair price or other similar provisions contained in the Certificate of Incorporation, amend the Certificate of Incorporation to adopt, or enter into any agreement containing, any additional anti-takeover, fair price or similar provisions, or elect to be governed by any anti-takeover, fair price or similar law of any jurisdiction to which the Company is not subject as of the date of this Agreement.

         7.10. Other Agreements. Enter into any agreement other than in the ordinary course of business, in which the terms of such agreement would materially restrict or impair the right to perform of the Company or any Subsidiary under this Agreement or any Related Agreement.

8.       REGISTRATION, TRANSFER AND SEPARATION OF SECURITIES

         8.01. Securities Register; Ownership of Securities. The Company will keep at its principal office a register in which the Company will provide for the registration of Securities and the registration of transfers of Securities. The Company may treat the Person in whose name any Security is registered on such register as the owner of such Security.

         8.02. Transfer and Exchange of Securities. Upon surrender of any Security for registration of transfer or for exchange to the Company at its principal office, the

Company at is expense will execute and deliver in exchange therefor a new Security or Securities as such surrendered in denominations, as requested by the holder or transferee.

         8.03. Replacement of Securities. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Security and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement for such Purchaser, or in the case of any such mutilation, upon the surrender of such Security for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Security of the same class and of like tenor. Any Security in lieu of which any such new Security has been executed and delivered by the Company shall not be deemed to be an outstanding Security for any purpose hereof.

         8.04. Separability. Notwithstanding anything to the contrary contained herein or in any Related Agreement, the Securities will not be separately transferable until the earliest to occur of the following (the "Separation Date"): (i) the third anniversary of the Closing Date; (ii) the date of the consummation of a Qualified Public Offering; and (iii) the date of redemption of the Notes.

9.       REDEMPTION OF NOTES

         9.01. Mandatory Redemption. On March 31, 2004, the Company shall redeem all of the then outstanding Notes, such redemption to be made at 100% of the principal amount of the then outstanding Notes without premium.

         9.02. Optional Redemption. (a) At any time or from time to time after the second anniversary of the Closing Date, the Company may, at its option, upon notice to each holder of Notes not less than 30 days and not more than 60 days prior to the date fixed for such redemption, redeem all or any part (in a minimum principal amount of $2,500,000 and in integral multiples of $100,000) of the Notes, each such redemption to be made at 100% of the principal amount of the Notes so redeemed.

                    (b) Any redemption of Notes pursuant to this Section 9.02 shall be accompanied by an Officer's Certificate (a) stating the principal amount of each Note to be redeemed, (b) stating the proposed date of redemption and (c) stating the accrued interest on each such Note to the proposed date of redemption to be paid in accordance with Section 9.05.

         9.03. Contingent Redemption Upon a Change of Control. (a) In the event of a Change of Control or the Company obtains knowledge of a proposed transaction or series of transactions which would result in a Change of Control, the Company, will, within 3 days of the earlier of such Change of Control or obtaining such knowledge of the proposed Change of Control, give written notice of such Change of Control to each holder of Notes, which notice shall contain a written irrevocable offer by the Company to redeem, by a date (the "Redemption Date") specified in such notice (such Redemption Date shall not be less than 30 days and not more than 60 days after the date of such notice and such date shall not be earlier than the date of the Change of Control), all of the Notes held by such holder in full (and not in part). Such offered redemption shall be made on the Redemption Date at 101% of the principal amount of the Notes so redeemed, upon acceptance by such holder mailed to Company at least 7 days prior to the Redemption Date.

                    (b) Any offer by the Company to redeem the Notes, and any subsequent redemption thereof pursuant to this Section 9.03 shall be accompanied by an Officer's Certificate (a) stating the principal amount of each Note to be redeemed, (b) stating the Redemption Date, (c) stating the accrued interest on each such Note to the Redemption Date to be paid in accordance with Section 9.05, (d) stating the premium payable in connection with such proposed redemption and (e) specifying the nature of the Change of Control, the transactions or proposed transactions resulting in such Change of Control and the date or proposed date of the occurrence of such Change of Control.

         9.04. Allocation of Partial Redemptions. In the case of each partial redemption (except a redemption pursuant to Section 9.03 of the Notes held by some but not all holders of the Notes), the principal amount of the Notes to be redeemed shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for redemption, with adjustments, to the extent practicable, to compensate for any prior redemptions not made exactly in such proportion.

         9.05. Maturity; Surrender; etc. In the case of each redemption of the Notes, the principal amount of each Note to be redeemed shall mature and become due and payable on the date fixed for such redemption, together with interest on such principal amount accrued to such date and the applicable premium, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and premium, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note redeemed in full shall be surrendered to the Company upon the Company's written request and cancelled and shall not be reissued, and no Note shall be issued in lieu of any repaid principal amount of any Note.

10.      SUBORDINATION OF SENIOR SUBORDINATED OBLIGATIONS

         10.01. Generally. All Senior Subordinated Obligations are subordinate and junior in right of payment to all Senior Debt, but only to the extent provided in this Article 10.

         10.02.              Default in Respect of Senior Debt.

                    (a) If a Senior Debt Payment Default shall have occurred, then, unless and until such Senior Debt Payment Default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of any Senior Subordinated Obligation, or as a sinking fund for any Senior Subordinated Obligation, or in respect of any redemption, retirement, purchase or other acquisition of any Senior Subordinated Obligation during any period: (i) of 180 consecutive days after written notice of (y) such Senior Debt Payment Default and (z) election to exercise the rights provided by this Section
10.02 shall have been given to the Purchasers by any holder of Senior Debt, provided that only one such notice may be given pursuant to the terms of this subdivision (a)(i) in any period of 210 consecutive days; or (ii) in which an effective notice of acceleration of the maturity of such Senior Debt shall have been transmitted to the Company in respect of such default and such notice remains in effect.

                    (b) If a Senior Debt Other Default shall have occurred, then, unless and until such Senior Debt Other Default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of any Senior Subordinated Obligation, or as a sinking fund for any Senior Subordinated Obligation, or in respect of any redemption, retirement, purchase or other acquisition of any Senior Subordinated Obligation, during any period: (i) of 90 consecutive days after written notice of (y) such Senior Debt Other Default and (z) election to exercise the rights provided by this Section
10.02 shall have been given to the Purchasers by any holder of Senior Debt, provided that (A) no more than one (1) such notice shall be given pursuant to the terms of this subdivision (b)(i) in any period of 120 consecutive days, (B) no more than three (3) such notices shall be given pursuant to the terms of this subdivision (b)(i) prior to the indefeasible payment in full of all Senior Subordinated Obligations, and (c) no such notice may be given in respect of any Senior Debt Other Default the existence of which any holder of Senior Debt had knowledge at the time any other notice was delivered pursuant to this Section 10.02; or (ii) in which an effective notice of acceleration of the maturity of such Senior Debt shall have been transmitted to the Company in respect of such default and such notice remains in effect.

         10.03. Insolvency, etc. In the event of: (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, recomposition, or other similar proceeding relating to the Company or its property; (b) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings; (c) any assignment by the Company for the benefit of its creditors; or (d) any other proceeding for marshaling of the assets of the Company, then and in any such event: (i) all Senior Debt shall first be paid in full in cash, securities or other property before any payment

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



or distribution, whether in cash, securities or other property shall be made to any holder of any Senior Subordinated Obligation on account of any Senior Subordinated Obligation; and (ii) any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Article 10 with respect to Senior Subordinated Obligations, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment, provided that such distribution of securities is provided for by a court approved plan of reorganization or readjustment) that would otherwise (but for this Article 10) be payable or deliverable in respect of Senior Subordinated Obligations shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities existing among such holders until all Senior Debt shall have been paid in full.

         10.04. Turnover of Payments. In the event that: (a) any payment or distribution shall be collected or received by any holders of Senior Subordinated Obligations in contravention of any of the terms of this Article 10 and prior to the payment in full in of the Senior Debt at the time outstanding; and (b) any holder of such Senior Debt shall have notified such holders of Senior Subordinated Obligations, within 120 days of any such payment or distribution, of the facts by reason of which such collection or receipt is in contravention of this Article 10, then and in any event, such holders of Senior Subordinated Obligations will deliver such payment or distribution, to the extent necessary to pay all such Senior Debt in full to the holders of the Senior Debt, and until so delivered, the same shall be held in trust by such holders of Senior Subordinated Obligations as the property of the holders of such Senior Debt. If after any amount is delivered to the holders of Senior Debt pursuant to this Section 10.04, whether or not such amounts have been applied to the payment of Senior Debt, and the outstanding Senior Debt shall thereafter be paid in full other than pursuant to this Section 10.04, then the holders of Senior Debt shall return promptly to such holders of Senior Subordinated Obligations an amount equal to the amount delivered to the holders of Senior Debt pursuant to this Section 10.04.

         10.05. Obligations Not Impaired. No present or future holder of any Senior Debt shall be prejudiced in the right to enforce the subordination of Senior Subordinated Obligations by any act or failure to act on the part of the Company. Nothing contained in this Article 10 shall impair, as between the Company and any holder of Senior Subordinated Obligations, the obligation of the Company to pay to such holder the principal thereof and premium, if any, and interest thereon as and when the same shall become due and payable in accordance with the terms thereof, or prevent any holder of any Senior Subordinated Obligation from exercising all rights, powers and remedies otherwise permitted by applicable law or under any agreement under which such Senior Subordinated Obligation was incurred, all subject to the rights of the holders of Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the holders of Senior Subordinated Obligations.

         10.06. Payment of Senior Debt; Subrogation. Upon the payment in full in cash of all Senior Debt, the holders of Senior Subordinated Obligations shall be subrogated to all rights of any holder of Senior Debt to receive any further payments or distributions applicable to Senior Debt until all Senior Subordinated Obligations shall have been paid in full, and such payments or distributions received by the holders of Senior Subordinated Obligations by reason of such subrogation, of cash, securities or other property that otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the holders of Senior Subordinated Obligations, on the other hand, be deemed to be a payment by the Company on account of Senior Debt and not on account of Senior Subordinated Obligations.

         10.07. Reliance by Holders of Senior Debt; Continuing Offer. The Company acknowledges and agrees, and each holder of Senior Subordinated Obligations, by its execution of this Agreement, shall be deemed to acknowledge and agree, that the foregoing subordination provisions of this Article 10 are, and are intended to be, an inducement to and a consideration of each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the creation of the Senior Subordinated Obligations, to acquire and hold, or to continue to hold, such Senior Debt, and each such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions of this Article 10 in acquiring and holding, or in continuing to hold, such Senior Debt. This Article 10 shall constitute a continuing offer to all Persons that, in reliance upon the provisions of this Article 10, become holders of, or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

11.      EVENTS OF DEFAULT AND EVENTS OF NONCOMPLIANCE

         11.01. Events of Default. The following conditions or events shall constitute events of default ("Events of Default"):

                    (a) the Company fails to make any principal, interest or premium payment on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or redemption or by declaration or otherwise; or

                    (b) (i) for as long as any Purchaser holds Securities, any representation or warranty contained in Sections 2.01, 2.02, 2.03, 2.04, 2.05,
2.34 or 2.06 (but only if there is a Material Adverse Effect to the breach of the representation contained in Section 2.06) or (ii) for a period of six months following the Closing Date, any other representation or warranty made or deemed made by the Company herein or in any Related Agreement or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection herewith or any Related Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                    (c) the Company shall fail to perform or observe, in any material respect, and such failure shall continue for 30 consecutive days: (i) any term, covenant or agreement contained in Section 1.04, Article 6 (other than Sections 6.02, 6.08, 6.09 and 6.20) or Article 7 hereof, in the Certificate of Designation, in the Warrants or in the Contingent Warrants; or (ii) any term, covenant or agreement on its part to be performed or observed (other than the obligations specifically referred to elsewhere in this Section 11.01) herein or in any Related Agreement; or

                    (d) the Company or any Subsidiary shall: (i) fail to pay any Indebtedness (other than the Senior Subordinated Obligations) of the Company or such Subsidiary in excess of $2,000,000, or any interest or premium thereon, when due and upon the expiration of any applicable grace period (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or
(ii) fail to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                    (e) the Company or any Subsidiary: (i) shall for 30 days generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 60 days or more; or (v) shall be the subject of any proceeding under which all or substantially all of its assets may be subject to seizure, forfeiture or divestiture; or (vi) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee (including, without limitation, the FDIC or the OTS) for all or any substantial part of its property or assets; or (vii) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 45 days or more; or

                    (f) TeleBank shall fail to meet the criteria required for classification as an "adequately capitalized" Insured Depository Institution within the meaning of 12

U.S.C. Section 1831o and 12 C.F.R. Part 565 or any successor provisions and such failure is not cured within a period of 90 days from the date of such failure; or

                    (g) one or more judgments, decrees or orders for the payment of money in excess of $2,000,000 in the aggregate shall be rendered against the Company or any Subsidiary and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

         11.02. Events of Noncompliance. The following conditions or events shall constitute events of noncompliance ("Events of Noncompliance"):

                    (a) the Company fails to make any liquidation payment or redemption payment with respect to the Preferred Shares which it is obligated to make under the Certificate of Designation, whether or not such payment is legally permissible or funds are legally available therefor; or

                    (b) (i) for as long as any Purchaser holds Securities are outstanding, any representation or warranty contained in Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.34 or 2.06 (but only if there is a Material Adverse Effect to the breach of the representation contained in Section 2.06) or (ii) for a period of six months following the Closing Date, any other representation or warranty made or deemed made by the Company herein or in any Related Agreement or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection herewith or any Related Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                    (c) the Company shall fail to perform or observe in any material respect, and such failure shall continue for 30 consecutive days, any term, covenant or agreement contained in Section 1.04, Article 6 (except Sections 6.02, 6.16 and 6.17) or Article 7 (except Section 7.03) hereof, in the Certificate of Designation, in the Warrants or in the Contingent Warrants; or

                    (d) the Company fails to make any cumulative dividend payment with respect to the Preferred Shares which it is obligated to make under the Certificate of Designation, whether or not such payment is legally permissible or funds are legally available therefor.

12.      REMEDIES ON EVENT OF DEFAULT, ETC.

         12.01. Acceleration of Notes. Upon the occurrence of an Event of Default, the holders of the majority of the principal amount of the Notes may at their option by notice to the Company declare all or any part of the Notes to be subject to immediate redemption at a redemption price of the Notes equal to 101% of the outstanding principal amount plus accrued and unpaid interest thereon, and all other sums, if any, payable under this Agreement, or the Related Agreements, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

         12.02. Redemption of Preferred Shares. Upon the occurrence of an Event of Noncompliance (not relating to Section 11.02(d)), the holders of the majority of the outstanding Preferred Shares may at their option by notice to the Company declare all or any part of the outstanding Preferred Shares to be subject to immediate redemption and all other sums, if any, payable under this Agreement, or the Related Agreements, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect. Such redemption shall be made at a price equal to (i) in the case of a redemption in connection with an Event of Noncompliance not relating to Section 6.05, 6.09, 6.18 or 11.02(d) of this Agreement, 101% of the Liquidation Preference of the Preferred Stock, plus all accrued but unpaid dividends thereon, or (ii) in the case of a redemption in connection with an Event of Noncompliance relating to Sections 6.05, 6.09 or 6.18 of this Agreement, 120% of the Liquidation Preference of the Preferred Stock, plus all accrued but unpaid dividends thereon.

         12.03. Default Rate. Upon the occurrence of (a) any Event of Default, the rate of interest payable under the Notes or (b) any Event of Noncompliance, the rate of dividends payable in respect of the Preferred Shares (as set forth in the Certificate of Designation), respectively, shall be increased by 2% over the rates which would otherwise be paid for so long as such respective Event of Default or Event of Noncompliance continues.

         12.04. Other Remedies. If an Event of Default or Event of Noncompliance exists, the holders of the Securities may proceed to protect and enforce their rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Agreement or any Related Agreement, or in aid of the exercise of any power granted in this Agreement or any Related Agreement. In addition to the remedies set forth herein, the holders of the Securities shall have any other rights to which they may be entitled under any other contract or agreement or pursuant to applicable law.

13.      REGISTRATION RIGHTS

         The Purchasers shall have the right to register their Registrable Securities in accordance with the following provisions:

         13.01.              Demand Registrations.

                    (a) At any time subsequent to the earliest of (i) the third anniversary of the Closing Date, (ii) the date of the consummation of a Qualified Public Offering and (iii) the date of redemption of the Notes, upon the written request of the holders of at least 51% of the Registrable Securities (the "Initiating Holders") that the Company effect the Registration under the Securities Act (such a written request being hereinafter referred to as a "Demand Registration") of any of the Registrable Securities, the Company will promptly give written notice to all other holders of Registrable Securities that a Demand Registration has been received. For a period of 15 days following delivery of such notice, the other holders of Registrable Securities may request that the Company also register their Registrable Securities and after the expiration of such 15 day period, the Company shall notify all holders of Registrable Securities of the number of Registrable Securities to be registered. Thereupon, the Company will use its reasonable best efforts to cause the prompt Registration under the Securities Act, subject to the provisions of this Article 13, of all Registrable Securities which the holders thereof have requested the Company to register, and in connection therewith, prepare and file on such appropriate form as the Company, in its reasonable discretion, shall determine, a Registration Statement under the Securities Act to effect such Registration.

                    With respect to any Registration Statement filed, or to be filed, pursuant to this Section 13.01(a), if the Company shall furnish to the holders of Registrable Securities a certified resolution of the Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing, merger, sale of assets, recapitalization or other similar corporate activity, or the unavailability for reasons beyond the Company's control of any required audited financial statements, or any other event or condition of similar significance to the Company) be materially disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a Registration Statement to be maintained Effective, or to be filed and become Effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement terminated, or, in the event no Registration Statement has yet been filed, shall be entitled not to file any such Registration Statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to all holders of Registrable Securities). Upon receipt of any such notice of a Disadvantageous Condition, such holders of Registrable Securities will forthwith discontinue use of the disclosure document contained in such Registration Statement and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the disclosure document then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no Registration Statement has yet been filed, all drafts of the disclosure document covering such Registrable Securities. In the event that the Company shall give any notice of a Disadvantageous Condition, the Company shall, at such time as it in good faith deems appropriate, file a new Registration Statement covering the
Registrable Securities that were covered by such withdrawn Registration Statement, and such Registration Statement shall be maintained Effective for such time as may be necessary so that the period of effectiveness of such new Registration Statement, when aggregated with the period during which such initial Registration Statement was Effective, shall be such time as may be otherwise required by Section 13.01(c). Notwithstanding the foregoing, the Company may only declare one Disadvantageous Condition per calendar year.

                    The holders of a majority of the Registrable Securities requested to be registered may, at any time prior to the Effective Date of the Registration Statement relating to such Registration, or during the existence of a Disadvantageous Condition, revoke such request, without liability to any of the other holders of Registrable Securities, by providing a written notice to the Company revoking such request.

                    (b) Number of Registrations; Expenses. The Company shall not be obligated to effect more than two Registrations of Registrable Securities pursuant to requests from the holders of Registrable Securities under this
Section 13.01. The Company shall pay all Registration Expenses in connection with the two Registrations which the holders of Registrable Securities are entitled to request pursuant to this Section 13.01. However, each holder of Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to this Section 13.01. Notwithstanding any other provisions contained in this Section 13.01, the Company shall not be required to register any Registrable Securities pursuant to an Effective Registration Statement in connection with a request for such Registration made in accordance with this Section 13.01 if the previous Registration Statement with respect to any request made pursuant to this Section 13.01 became Effective less than 180 days prior to such request or the holders of Registrable Securities initiated a Demand Registration in the same calendar year.

                    (c) Effective Registration Statement. A Registration requested pursuant to this Section 13.01 shall not be deemed to have been effected unless the Registration Statement relating thereto (i) has become Effective under the Securities Act, and (ii) has remained Effective for a period of at least 180 days (or such shorter period in which all Registrable Securities included in such Registration have actually been sold thereunder); provided, however, that if any Effective Registration Statement requested pursuant to this
Section 13.01 is discontinued in connection with a Disadvantageous Condition, such Registration Statement shall not be included as one of the Registrations which may be requested pursuant to this Section 13.01; provided further, that if after any Registration Statement requested pursuant to this Section 13.01 becomes Effective (y) such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company or

(z) the holders of Registrable Securities are unable to sell the Registrable Securities included in the Registration Statement at a gross price of at least 80% of the lower end of the expected offering price range as stated in the preliminary prospectus filed with the Commission for such Registration Statement, such requested Registration shall not be included as one of the Registrations which such holders of Registrable Securities are entitled to request pursuant to Section 13.01(b).

                    (d) Selection of Underwriters. If any requested Registration pursuant to this Section 13.01 is in the form of an underwritten offering, the Board of Directors shall have the right to select the investment banker and manager or co-managers that will administer the offering, subject to the approval of the holders holding a majority of the Registrable Securities in respect of which Registration has been requested.

                    (e) Priority in Requested Registrations. If a requested Registration pursuant to this Section 13.01 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities which the Company, the holders of Registrable Securities and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such Registration (i) first, Registrable Securities proposed to be registered by holders thereof, pro rata based on the number of Registrable Securities proposed to be registered by each such holder,
(ii) second, securities that the Company proposes to issue and sell for its own account, and (iii) third, all other securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person.

         13.02.              Incidental Registration.

                    (a) If, at any time subsequent to the Closing Date, the Company proposes to register any of its equity securities under the Securities Act (other than a registration (i) relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, (ii) in connection with an acquisition by the Company of another company, or (iii) pursuant to Section 13.01) in a manner which would permit Registration of Registrable Securities for sale to the public under the Securities Act, it shall each such time, subject to the provisions of Section 13.02(b), give prompt written notice to all holders of record of Registrable Securities of its intention to do so and of such holders' rights under this Section 13.02, at least 30 days prior to the anticipated filing date of the Registration Statement relating to such Registration. Such notice shall offer all such holders the opportunity to include in such Registration Statement such number of Registrable Securities as each such holder may request. Upon the written request of any such holder made within 20 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the Registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof; provided that
(y) if such Registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the Company's Registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company and (z) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 13.02(a) and prior to the Effective Date of the Registration Statement filed in connection with such Registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such Registration (without prejudice, however, to rights of the holders of Registrable Securities under Section 13.01). If a Registration pursuant to this Section 13.02(a) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such Registration may elect, in writing prior to the Effective Date of the Registration Statement filed in connection with such Registration, not to register such Registrable Securities in connection with such Registration. No Registration effected under this Section 13.02 shall relieve the Company of its obligations to effect Registrations upon request under Section 13.01. The Company shall pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Section 13.02. However, each holder of Registrable Securities shall pay all underwriting discounts and commissions, transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities pursuant to a Registration Statement effected pursuant to this Section 13.02.

                    (b) Priority in Incidental Registrations. If a Registration pursuant to this Section 13.02 involves an underwritten offering and the managing underwriter advises the Company that, in its good faith view, the number of equity securities (including all Registrable Securities) which the Company, the holders of Registrable Securities and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold, the Company will include in such Registration (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Securities proposed to be registered by the holders thereof, pro rata based on the number of Registrable Securities proposed to be registered by each such Person and (iii) third, all other securities proposed to be registered by the holders thereof, pro rata based on the number of securities proposed to be registered by each such Person.

         13.03. Registration Procedures. In connection with any offering of Registrable Securities registered pursuant to this Article 13, the Company shall:

                    (a) Prepare and file with the Commission, within 90 days after receipt of a request for Registration, a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain Effective as provided herein, provided that before filing with the Commission a Registration Statement or disclosure document constituting part of a Registration Statement or any amendments or supplements thereto, the Company will (y) furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed for said counsel's review and comment and (z) notify each holder of Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                    (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and any disclosure document constituting part of such Registration Statement used in connection therewith as may be necessary to keep Effective such Registration Statement for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the 90 day period, if applicable, referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period, in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                    (c) Furnish to each holder and each underwriter, if any, of Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the disclosure document included in such Registration Statement (including each preliminary disclosure document), in conformity with the requirements of the Securities Act, and such other documents as any holder of Registrable Securities may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder;

                    (d) Use its reasonable best efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such Registration Statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 13.03(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                    (e) Use its reasonable best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holder or holders thereof to consummate the disposition of such Registrable Securities;

                    (f) Immediately notify each holder of such Registrable Securities, at any time when a disclosure document relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if, as a result of such event, the disclosure document included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly prepare and furnish to such holder a supplement or amendment to such disclosure document so that, as thereafter delivered to the purchasers of such Registrable Securities, such disclosure document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (g) Use its reasonable best efforts to cause all such Registrable Securities to be listed on a national securities exchange (including NASDAQ) and on each securities exchange on which similar securities issued by the Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the Effective Date of such Registration Statement;

                    (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being covered by such Registration Statement or the underwriters retained by such holders, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements;

                    (i) Make available for inspection by any holder of Registrable Securities covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the

Company's and its Affiliates' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such Registration Statement;

                    (j) Use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in interest of the Registrable Securities being sold reasonably request; and

                    (k) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to the holders of Registrable Securities, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the Effective Date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                    It shall be a condition precedent to the obligation of the Company to take any action with respect to securities of a holder of Registrable Securities that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

                    Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 13.03(f), such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended disclosure document contemplated by Section 13.03(f) hereof, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such holder's possession, of the disclosure document covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 13.03(b) shall be extended by the greater of (x) three months or (y) the number of days during the period from and including the date of the giving of such notice pursuant to Section 13.03(f) hereof to and including the date when each holder of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended disclosure document contemplated by Section 13.03(f) hereof.

         13.04.              Indemnification.

                    (a) Indemnification by the Company. In the event of any Registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, each of the holders of any Registrable Securities covered by such Registration Statement, their respective trustees, directors and officers, agents, general partners, limited partners and managing directors, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with any such holder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling persons, partners and managing directors of any of the foregoing), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which such holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the Effective Date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration. The Company shall reimburse each such holder and each such director, officer, general partner, limited partner, managing director or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding, provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary disclosure document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder in its capacity as a holder of Registrable Securities in the Company. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                    (b) Indemnification by the Holders of Registrable Securities and Underwriters. The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the holders of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Company and its directors, officers, controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling persons with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary disclosure document contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such holder specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary disclosure document or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the holders of Registrable Securities and shall survive the transfer of such securities by such holder, provided, however, that no such holder shall be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such Registration Statement or disclosure document by such holder.

                    (c) Notices of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 13.04, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                    (d) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 13.04 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any required Registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         13.05. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, the holders of Registrable Securities and the underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the holders of Registrable Securities and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing in the disclosure document bears to the initial public offering price appearing therein and the Company and the holders of Registrable Securities are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. As between the Company and the holders of Registrable Securities, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (x) the relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities included in the offering on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (y) the relative fault of the Company, on the one hand, and the holders of the Registrable Securities included in the offering, on the other, with respect to the misstatements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the holders of the Registrable Securities on the other, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of any securities included in such offering (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by the holders of the Registrable Securities with respect to such offering exceeds the purchase price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth in the disclosure document. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the holders of the Registrable Securities, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the holders of Registrable Securities agree that any contribution required to be made by such holder pursuant to this
Section 13.05 shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by such holder with respect to such offering. For purposes of this Section, each Person, if any, who controls a holder of Registrable Securities or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such holder or underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

14.      RIGHT OF FIRST OFFER

         14.01. Right of First Offer. If at any time the Company desires to issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (a) any shares of Common Stock, (b) any other equity security of the Company, including, without limitation, shares of preferred stock, (c) any convertible debt security of the Company including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (d) any security of the Company that is a combination of debt and equity, or (e) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, pursuant to a bona fide offer from a third party or to the public in a public offering pursuant to a Registration Statement under the Securities Act (the "Proposed Buyer"), the Company shall first submit a written offer (the "Offer") to sell such securities (the "Offered Securities") to the Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which the Company proposes to sell such Offered Securities to the Proposed Buyer. Each Purchaser shall have the absolute right to purchase that number of the Offered Securities (its "Pro Rata Fraction") as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then owned by such Purchaser, and the denominator of which shall be the aggregate number of shares of Common Stock (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then outstanding. The Purchasers shall have a right of oversubscription such that if any Purchaser fails to accept the Offer as to its Pro Rata Fraction, the remaining Purchasers shall, among them, have the right to purchase up to the balance of the Offered Securities not so purchased. Such right of oversubscription may be exercised by any Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Securities available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions, or as they may otherwise agree among themselves.

         14.02. The Offer. The Offer shall disclose the identity of the Proposed Buyer, the number and class of Offered Securities proposed to be sold, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Purchasers, as amongst themselves, may acquire, in accordance with the provisions of this Article 14, all or any portion of the Offered Securities for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

         14.03. Notice of Acceptance. If any Purchaser desires to purchase all or any of the Offered Securities, such Purchaser shall deliver a written notice of its election to purchase such shares to the Company and each other Purchaser, which notice shall state the number of Offered Securities such Purchaser desires to purchase and shall be delivered in person or mailed to the Company and each other Purchaser within 30 days of the date of receipt by the Purchaser of the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to and purchase by such Purchaser of that number of Offered Securities as determined by its Pro Rata Fraction, subject to any right of oversubscription described in Section 14.01, on the terms of the Offer.

         14.04. Closing. The closing of the sale of Offered Securities to each such Purchaser pursuant to this Article 14 shall be made at the offices of the Company on

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



such date as may be agreed by each such Purchaser and the Company, but no later than the 60th day following the date the Offer is received by the Purchaser. Such sale shall be effected by the Company's delivery to each such Purchaser of a certificate(s) evidencing the Offered Securities to be purchased by such Purchaser, duly endorsed for transfer, against payment to the Company of the purchase price by such Purchaser. The exercise or nonexercise by any Purchaser of its rights pursuant to this Article 14 shall be without prejudice to its rights under this Article 14 to any future sale of securities.

         14.05. Sales to Proposed Transferee. If the Purchasers do not purchase all of the Offered Securities, the Offered Securities not so purchased may be sold by the Company at any time within 120 days after the date the Offer was made. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Buyer than those specified in the Offer. Any Offered Securities not sold within the permitted time period shall continue to be subject to the requirements of a prior Offer pursuant to this Article 14.

         14.06. Exception. The rights of the Purchasers under this Article 14 shall not apply to the following: (a) up to 757,230 shares of Common Stock, or options exercisable therefor, issued to directors, officers or employees of or consultants to the Company or any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the Board of Directors, (b) up to 120,000 shares of Common Stock pursuant to the Additional Options, (c) up to 162,461 shares of Common Stock to be issued as consideration for the Arbor Acquisition, (d) up to 24,201 shares of Common Stock pursuant to the Arbor Options, (e) 198,088 shares of Common Stock issuable pursuant to the exercise of the Warrants, (f) up to 205,563 shares of Common Stock issuable pursuant to the exercise of the Contingent Warrants, (g) up to 345,000 shares of Common Stock issuable pursuant to the exercise of the Public Warrants, (h) shares of Common Stock issued in connection with Acquisitions approved by the Board of Directors at a price equal to no less than the fair market value therefor (as determined in good faith by the Board of Directors), provided that such shares are issued to such Person or its holders in the Acquisition.

15.      DEFINITIONS AND ACCOUNTING TERMS

         15.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Acquisition" shall mean any transaction pursuant to which the Company or any Subsidiary (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of any Person, (b) causes or permits any person to be merged into the Company or any Subsidiary, in any case pursuant to a merger, purchase of

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



assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding securities, in exchange for such securities, of cash or securities of the Company or any Subsidiary, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any Person.

         "Additional Options" shall mean option agreements between the Company and each of David A. Smilow, Mitchell A. Caplan and William M. Daugherty each for 40,000 shares of Common Stock with a vesting period over three years.

         "Affiliate" shall mean any employee, consultant, officer or director of the Company or any Subsidiary or holder of five percent (5%) or more of any class of capital stock of the Company or any Subsidiary, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such employees, consultants, officers, directors or 5% stockholders or members of their immediate families.

         "AG Arbor" shall mean AG Arbor Management L.L.C., a Delaware limited liability company.

         "Agreement" shall mean this $29,900,000 Unit Purchase Agreement, including all amendments, modifications or supplements thereto.

         "AGT" shall mean AGT Mortgage Services, L.L.C., a Delaware limited liability company.

         "Arbor"   shall  mean  Arbor  Capital   Partners,   Inc.,  a  New  York
corporation.

         "Arbor Acquisition" shall mean the acquisition by the Company of all of the outstanding capital stock of Arbor pursuant to the terms of the Arbor Acquisition Agreement.

         "Arbor Acquisition Agreement" shall mean the Acquisition Agreement dated as of February 20, 1997 among the Company, Arbor, MET Holdings Corporation and William M. Daugherty.

         "Arbor Entities" shall collectively mean Arbor and AG Arbor.

         "Arbor Options" shall mean an option agreement between the Company and William M. Daugherty pursuant to the Arbor Acquisition Agreement.

         "Board of Directors" shall mean the board of directors of the Company as constituted from time to time.

         "By-Laws" shall mean the By-Laws of the Company, including all amendments, modifications or supplements thereto.

         "Capital Lease" shall mean any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

         "Certificate of Designation" shall have the meaning assigned to such term in Section 4.10.

         "Certificate  of  Incorporation"  shall mean the Amended  and  Restated
Certificate  of  Incorporation   of  the  Company,   including  all  amendments,
modifications or supplements thereto.

         "Change of Control" shall mean any acquisition after the Closing Date by any Person or group of Persons acting together (within the meaning of Rule 13d-5 under the Exchange Act) of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of stock possessing more than 25% of the total combined voting power of all classes of voting stock of the Company with respect to the election of directors (the "Voting Stock"); provided that no Change of Control shall be deemed to have occurred so long as (i) either (a) any or all of David A. Smilow or Mitchell A. Caplan shall beneficially own at least 33% of the Voting Stock; or (b) if David A. Smilow and Mitchell A. Caplan, beneficially own more than 50% of the total combined voting power of all classes of stock of MET Holdings Corporation with respect to the election of directors (the "MET Voting Stock"), then any or all of MET Holdings Corporation, David A. Smilow or Mitchell A. Caplan shall beneficially own 33% of the Voting Stock or (ii) together, those Persons specified in the relevant subsection of (i) above and one or more Purchasers shall beneficially own at least 50% of the Voting Stock. For purposes of the foregoing sentence (i) beneficial ownership of Voting Stock by any Person shall be determined as if all of such Person's Common Stock Equivalents have been fully exercised or converted, (ii) beneficial ownership of Voting Stock by MET Holdings Corporation, David A. Smilow or Mitchell A. Caplan shall include any and all shares of Common Stock attributed to any of such Persons under Part 574 of the Rules and Regulations of the OTS (12 CFR Part 574) and (iii) beneficial ownership of Voting Stock or MET Voting Stock by any natural person shall include all Voting Stock or MET Voting Stock, respectively, held by such person's family. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant.

         "Closing" shall have the meaning assigned to such term in Section 1.03.

         "Closing Date" shall have the meaning assigned to such term in Section 1.03.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated pursuant thereto.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

         "Common Stock" shall mean (a) the Company's Common Stock, $.01 par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Certificate of Incorporation or the By-Laws, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Common Stock Equivalents" shall mean all rights, options,  warrants or
convertible  or  exchangeable   securities  entitling  the  holders  thereof  to
subscribe for or purchase or otherwise acquire shares of Common Stock.

         "Company" shall have the meaning assigned to such term in the introductory sentence hereof.

         "Company Disclosure Schedule" shall have the meaning assigned to such term in the introductory paragraph of Article 2.

         "Consolidated Capitalization" shall mean, at any date of determination thereof, the sum of (a) Junior Debt plus (b) Consolidated Net Worth.

         "Consolidated Indebtedness" shall mean, at any date of determination thereof, all Indebtedness of the Company and the Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Worth" shall mean, at any date of determination thereof, the amount of any capital stock, paid in capital and similar equity accounts plus (or minus in the case of a deficit) the capital surplus and retained earnings of the Company and the Subsidiaries at such date (but in any event excluding unrealized gain (loss) on securities available-for-sale recognized as a separate component of shareholders' equity in accordance with Statement of Financial Accounting Standards No. 115), as determined on a consolidated basis in accordance with GAAP.

         "Contingent  Warrant"  shall have the meaning  assigned to such term in
Section 1.01.

         "Conversion  Shares"  shall have the  meaning  assigned to such term in
Section 1.02.

         "Demand  Registration"  shall have the meaning assigned to such term in
Section 13.01(a).

         "Disadvantageous Condition" shall have the meaning assigned to such term in Section 13.01(a).

         "Distribution" shall mean, with respect to any Person, (a) the declaration or payment of any dividends by such Person, or the purchase, redemption, retirement or other acquisition for value of any of its capital stock or other equity securities (including warrants, options and other rights to acquire capital stock or other equity securities) (not including acquisition of fractional shares of capital stock for cash) now or hereafter outstanding, or the making of any distribution of assets to its stockholders as such whether in cash, assets or in obligations of such Person, or the allocation or other setting apart of any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock or other equity securities, or the making of any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or other equity securities or (b) the making of payments of interest on, or payments or prepayments of principal of, or payments (or setting apart of money for a sinking or other analogous fund) for the purchase, redemption, retirement or other acquisition of principal or interest, on the Junior Subordinated Notes.

         "Effective" shall mean that all requirements under the Securities Act with respect to a Registration Statement have been satisfied and that the Commission has officially approved the public distribution or circulation of the Registration Statement in connection with a public offering of Registrable Securities.

         "Effective Date" shall mean the date on which a Registration Statement is declared to be effective.

         "Environmental Laws" shall mean any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated pursuant thereto.

         "Event of  Default"  shall have the  meaning  assigned  to such term in
Section 11.01.


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



         "Event of Noncompliance" shall have the meaning assigned to such term in Section 11.02.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

         "Fair Market Value" of the Common Stock shall mean the market value of the Common Stock as shall be equal to the greater of (i) the average price over the 30 consecutive trading days immediately prior to the date of determination as of each day using: (A) the daily average of the closing sales prices of the Common Stock's sales on all domestic securities exchanges on which it may at the time be listed, or (B) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or (c) if on any day such security is not so listed, the average of the representative bid and asked prices listed on NASDAQ as of 4:00 p.m., New York time, on such day, or (D) if on any day such security is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, or (ii) the value per share determined on a good faith and reasonable basis by an Independent Appraiser jointly selected and mutually agreed upon by the Board of Directors and the holders of at least a majority of the then outstanding shares of Preferred Stock, to prepare an independent appraisal of the Fair Market Value of the Common Stock.

         "FDIA" shall mean the Federal Deposit Insurance Act, as amended, and the rules and regulations promulgated pursuant thereto.

         "FDIC" shall mean the Federal Deposit Insurance Corporation or any other federal agency then administering the FDIA.

         "Fiscal Quarter" shall mean any calendar quarter.

         "Fiscal Year" shall mean any calendar year.

         "FRB" shall have the meaning assigned to such term in Section 5.B.01.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in Section 2.06 (except for changes concurred in by the independent public accountants to the Company and the Subsidiaries).

         "Governmental Entity" shall mean any federal, state, county, municipal or other local legislative, regulatory (including non-governmental self-regulatory bodies such as the NASD) or judicial body or other entity with jurisdiction over all or any portion of the Company or the Subsidiaries or any of their respective properties, businesses and affairs.

         "Hazardous Materials" shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances, the removal of which is required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is restricted, prohibited or penalized by any applicable Environmental Law.

         "HOLA" shall mean the Home Owners Loan Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

         "Indebtedness" shall mean (a) any liability for borrowed money or evidenced by a note or similar obligation given in connection with the acquisition of any property or other assets (other than deposits, advances from the Federal Home Loan Bank of Atlanta, securities sold under agreements to repurchase and trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's or any Subsidiary's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and
(c) the present value of any lease payments due under Capital Leases.

         "indemnified party" shall have the meaning given such term in Section 16.02.

         "Independent Appraiser" shall mean an independent nationally recognized investment banking firm.

         "Independent Director" shall mean any director of the Company who at the time of his election to, or during his tenure on, the Board of Directors is not an employee or officer of the Company, any Subsidiary or any Affiliate.

         "Initiating Holders" shall have the meaning given such term in Section 13.01(a).

         "Inspectors"  shall  have  the  meaning  given  such  term  in  Section
13.05(i).

         "Insured Depository Institution" shall mean a financial institution with deposits insured by, and under the supervision of, the Federal Deposit Insurance Corporation, or any successor agency, as defined in 12 U.S.C. Section 1813(c)(2).

         "Investment" shall mean any loan or advance to any Person or any purchase or other acquisition of any capital stock, assets, obligations or other securities of any Person, or any capital contribution to, investment in, or other acquisition or any interest in, any Person.

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



         "Investment Funds" shall mean AG Spruce Fund, L.P., AGEA Partners, L.P. and Spruce I Properties, L.L.C.

         "IRS" shall mean the Internal Revenue Service.

         "Junior Debt" shall mean the unpaid principal of, premium (if any) and interest on all Indebtedness of the Company hereafter incurred that by the terms of the instrument evidencing or securing the Indebtedness or by valid agreement, it is expressly provided that such Indebtedness is junior in right of payment to the Notes, and in any event including the Junior Subordinated Notes.

         "Junior Subordinated Indenture" shall mean the Indenture dated as of May 27, 1994 between the Company and Wilmington Trust Company, as Trustee, as in effect on the Closing Date.

         "Junior   Subordinated   Notes"  shall  mean  the  $17,250,000   11.50%
Subordinated Notes due 2004 issued by the Company pursuant to the Junior Subordinated Indenture.

         "Key Employee" shall mean and include any executive officer of the Company or any Subsidiary with policy-making functions that may be so designated by the Board of Directors, and in any event shall be deemed to include David A. Smilow, Mitchell A. Caplan.

         "Knowledge" means the actual knowledge of the senior executives of the Company.

         "Laws" shall mean any and all statutes, laws, ordinances, rules, regulations, orders, permits, judgments, injunctions, decrees, case law and other rules of law enacted, promulgated or issued by any Governmental Entity.

         "Leverage Ratio" shall mean, at any date of determination thereof, the ratio of (a) Consolidated Indebtedness to (b) Consolidated Capitalization.

         "Licenses" shall mean licenses, permits, certificates, franchises, ordinances, registrations, orders, approvals or other rights, filings, applications and authorizations granted, issued or entered into by any Governmental Entity.

         "Liquid Assets" shall mean (a) cash; (b) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States having a remaining term to maturity not in excess of 90 days from the determination date; (c) repurchase agreements on obligations specified in clause (b), provided that the party agreeing to repurchase such obligations is a primary dealer in U.S. government securities;
(d) federal funds and deposit accounts,

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



including, but not limited to certificates of deposit, time deposits and banker's acceptances having a remaining term to maturity not in excess of 90 days from the determination date of any U.S. depository institution or trust company incorporated under the laws of the United States or any state, provided that the debt of such depository institution or trust company at the date of acquisition thereof has been rated by Standard & Poor's Corporation in the highest short-term rating category; (e) commercial paper having a remaining term to maturity not in excess of 90 days from the determination date of any corporation incorporated under the laws of the United States or any state thereof that on the date of acquisition is rated investment grade by Standard & Poor's Corporation or has an equivalent rating from another nationally recognized rating agency; (f) adjustable-rate, mortgage-backed securities with an interest rate adjustment period that does not exceed 12 months issued or guaranteed by any U.S. government agency or government-sponsored agency, including, without limitation, the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation or that are issued by a nongovernmental issuer, if such securities at the time of purchase have been and continue to be rated either "AA" or higher by Standard & Poor's Corporation or its equivalent if rated by Moody's Investors Service, Inc.; and (g) adjustable rate preferred capital stock (with an interest rate adjustment period that does not exceed 12 months) issued by any corporation, which at the time of purchase has been and continues to be rated either "AA" or higher by Standard & Poor's Corporation or its equivalent if rated by Moody's Investors Service, Inc.

         "Liquidation Preference" shall have the meaning assigned to such term in the Certificate of Designation.

         "Material Adverse Effect" shall mean any material adverse effect on (a) the business, profits, properties or condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under the Agreement or any Related Agreement, and (c) the binding nature, validity or enforceability of this Agreement or any Related Agreement, which, in each case, arises from, or reasonably could be expected to arise from, any action or omission of action on the part of the Company or any Subsidiary or the occurrence of any event or the existence of any fact or condition in respect of the Company or any Subsidiary or any of their respective properties.

         "Multiemployer  Plan" shall have the  meaning  assigned to such term in
Section 2.14.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations System.


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



         "Nonvoting Common Stock" shall mean (a) the Company's Nonvoting Common Stock, $.01 par value, to be as authorized upon the shareholder vote as set forth in Section 6.18, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and which the holders of which shall not be entitled to vote for the election of directors of the Company, and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan or recapitalization, reorganization, merger, sale of assets or otherwise.

         "Notes" shall have the meaning assigned to such term in Section 1.01.

         "Observers"  shall have the  meaning  assigned  to such term in Section
6.09.

         "Offer" shall have the meaning assigned to such term in Section 14.01.

         "Offered  Securities"  shall have the meaning  assigned to that term in
Section 14.01.

         "OTS" shall mean the Office of Thrift Supervision of the U.S. Department of Treasury or any successor federal agency having primary regulatory jurisdiction over TeleBank.

         "Person" shall mean an individual, corporation, partnership, joint venture, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plans" shall have the meaning assigned to such term in Section 2.14.

         "PORTAL" shall have the meaning assigned to such term in Section 6.13.

         "Preferred  Shares"  shall have the  meaning  assigned  to such term in
Section 1.01.

         "Preferred  Stock"  shall  have the  meaning  assigned  to such term in
Section 1.01.

         "Preferred Stock Directors" shall mean those directors of the Company nominated by the holders of the Series A Preferred Stock in accordance with the terms of the Certificate of Designation.

         "Proposed  Buyer"  shall  have the  meaning  assigned  to such  term in
Section 14.01.

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         "Proprietary  Rights"  shall mean all of the  following  along with all income, royalties, damages and payments thereon (including damages and payments for past or future infringements or misappropriations thereof), the rights to sue and recover for past infringements and misappropriations thereof and any and all corresponding rights that, now or hereafter, may be secured throughout the world: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) and any
reissues,  continuations,   continuations-in-  part,  revisions,  extensions  or
reexaminations thereof; (ii) trademarks, service marks, trade dress, trade names
and  corporate  names  and   registrations,   renewals  and   applications   for
registration thereof, together with the goodwill associated therewith, (iii) copyrights and copyrightable works and registrations, renewals and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software (including all databases, data and documentation), (vi) trade secrets and other confidential information (including
ideas,  formulas,   compositions,   inventions,   know-how,   manufacturing  and
production  processes  and  techniques,  research and  development  information,
drawings,   specifications,   designs,   plans,   proposals,   technical   data,
copyrightable works, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights, and (viii) copies and tangible embodiments thereof (in whatever form or medium).

         "Pro Rata  Fraction"  shall have the  meaning  assigned to such term in
Section 14.01.

         "Public Warrants" shall mean warrants to purchase Common Stock of the Company issued pursuant to the Warrant Agreement dated as of May 27, 1994.

         "Purchasers"  shall have the  meaning  assigned to such term in Section
1.03 and shall include all successors and assigns.

         "Qualified Public Offering" shall mean a public offering pursuant to an Effective Registration Statement under the Securities Act in which the aggregate price paid for shares of Common Stock sold by the Company in such offering is equal to or greater than $25,000,000.

         "Records" shall have the meaning assigned to that term in Section 13.03(i).

         "Redemption Date" shall have the meaning set forth in Section 9.03.

         "Registrable Securities" shall mean (a) the Conversion Shares, (b) the Warrant Shares and (c) the shares of capital stock of the Company acquired by the Purchasers pursuant to Article 14 or any shares of capital stock of the Company acquired after the date hereof by any such Purchaser, including shares of Common Stock issuable on the conversion of other securities or the exercise of options or warrants acquired

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



by the Purchasers pursuant to Article 14 or otherwise; provided, however, that such securities shall cease to be Registrable Securities if and when (x) a Registration Statement with respect to the disposition of such securities shall have become Effective under the Securities Act and such securities shall have been disposed of pursuant to such Effective Registration Statement, (y) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company, and subsequent disposition of such securities shall not require Registration or qualification of such securities under the Securities Act or (z) such securities shall have ceased to be outstanding.

         "Registration" shall mean the satisfaction by the Company of all applicable requirements under the Securities Act as evidenced by the official approval of the Commission in connection with a public offering by the Company of Registrable Securities.

         "Registration Expenses" shall mean, except as specifically provided otherwise in this Agreement, all expenses incident to the Company's performance of or compliance with its obligations under Article 13 of this Agreement, including, without limitation, all NASD compensation compliance costs, all Commission and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel for the holders of Registrable Securities retained in connection with each such registration, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities).

         "Registration Statement" shall mean any disclosure document other than Form S-8 that the Company is required to file pursuant to this Agreement under
Section 5 of the Securities Act in connection with a public offering of Registrable Securities.

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



         "Regulatory  Agreement" shall have the meaning assigned to such term in
Section 2.28.

         "Related   Agreements"   shall  mean  the  Notes,  the  Certificate  of
Designation, the Warrants, the Contingent Warrants and the Transfer Restriction Agreement including all amendments, modifications or supplements thereto.

         "Required Holders" shall mean (a) with respect to Sections 12.02, 12.03(b), Article 13, Article 14 and the Certificate of Designation, (other than
Section 5 and Section 7 of the Certificate of Designation), the holders of a majority of the then outstanding Preferred Shares, (b) with respect to Sections
7.02 and 7.08(a) and Section 5 and Section 7 of the Certificate of Designation, the holders of 66 2/3% of the then outstanding Preferred Shares, (c) with respect to Sections 6.02, 6.16, 6.17, 7.03, 12.01, 12.03(a), Article 10 and the
Notes, the holders of a majority of the then outstanding principal amount of the Notes, (d) with respect to Article 9, the holders of 66 2/3% of the then outstanding principal amount of the Notes, (e) with respect to the extension of the maturity date of the Notes or the reduction of principal or interest thereon, the holders of 100% of the then outstanding principal amount of the Notes and (f) in all other cases, the holders of a majority of the then outstanding Preferred Shares and the holders of a majority of the then outstanding principal amount of the Notes.

         "Rule 144A Information" shall have the meaning assigned to such term in
Section 6.13.

         "Securities" shall have the meaning assigned to such term in Section 1.01.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time or any other federal act, rule or regulation requiring registration with any federal agency in connection with a public offering of securities.

         "Senior Debt" shall mean the unpaid principal of, premium (if any) and interest on all Indebtedness of the Company hereafter incurred that by the terms of the instrument evidencing or securing the Indebtedness or by valid agreement it is expressly provided that such Indebtedness is senior in right of payment to the Notes but in any event excluding the Junior Subordinated Notes.

         "Senior Debt Other Default" shall mean, any default in respect of Senior Debt (other than a Senior Debt Payment Default) the occurrence of which would, together with the lapse of time or the giving of notice or both, permit the holders of such Senior Debt to cause such Senior Debt to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment.


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



         "Senior Debt Payment Default" shall mean any default in the payment of any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise.

         "Senior Subordinated Obligations" shall mean the unpaid principal of, premium (if any) and interest on the Notes and all other obligations of the Company and the Subsidiaries of any kind whatsoever under or in respect of this Agreement and the Related Agreements, including, without limitation, on account of the purchase, redemption, retirement or other acquisition of the Notes, the Preferred Shares, the Warrants and the Contingent Warrants.

         "Separation  Date"  shall  have the  meaning  assigned  to such term in
Section 8.04.

         "Series A Preferred Shares" shall have the meaning assigned to such term in Section 1.01.

         "Series A Preferred Stock" shall have the meaning assigned to such term in Section 1.01.

         "Series B Preferred Shares" shall have the meaning assigned to such term in Section 1.01.

         "Series B Preferred Stock" shall have the meaning assigned to such term in Section 1.01.

         "Series C Preferred Shares" shall have the meaning assigned to such term in Section 1.01.

         "Series C Preferred Stock" shall have the meaning assigned to such term in Section 1.01.

         "Subsidiary" shall mean any corporation or other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. "Wholly-Owned Subsidiary" shall mean any such corporation or entity of which all of such securities or other ownership interests are so owned directly or indirectly by the Company or any of its other Wholly-Owned Subsidiaries.

         "TeleBank Entities" shall collectively mean AGT Mortgage Services, L.L.C., AGT PRA, L.L.C. and Portfolio Recovery Associates, L.L.C.


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



         "Transfer Restriction Agreement" shall have the meaning assigned to such term in Section 4.13.

         "Units" shall have the meaning assigned to such term in Section 1.01.

         "Warrant  Shares"  shall  have the  meaning  assigned  to such  term in
Section 1.02.

         "Warrants"  shall  have the  meaning  assigned  to such term in Section
1.01.

         15.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistently applied, and all financial data submitted pursuant to this Agreement, unless otherwise specified, shall be prepared in accordance with GAAP.

16.      INDEMNIFICATION

         16.01. General Indemnity. The Company agrees to indemnify and save harmless the Purchasers and their trustees, directors, officers, agents, affiliates,  successors  and  assigns  from  and  against  any and  all  losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein or in any of the Related Agreements. The Purchasers agree to indemnify and save harmless the Company and its directors, officers, affiliates, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by any of the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

         16.02. Indemnification Procedure. Any party entitled to indemnification under this Article 16 (an "indemnified party") will give written notice to the indemnifying party of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to such claim for indemnification; provided, however, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 16 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist in respect of such action, proceeding or claim, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified

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



party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. Anything in this Article 16 to the contrary notwithstanding, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party, a release from all liability in respect of such claim. The indemnification required by this Article 16 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

17.      TERMINATION

         17.01. Right to Terminate. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

                    (a) at any time by mutual written consent of the Company and any of the Purchasers; or

                    (b) by either the Company or any of the Purchasers if the Closing shall not have occurred by March 3, 1997; provided, however, that the right to

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



terminate this Agreement under this Section 17.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

                    (c) by any of the Purchasers if the Company shall have failed, refused, or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed, or because any other condition of the Purchasers' obligations hereunder required to be fulfilled by the Company remains unfulfilled; or

                    (d) by either the Company or any of the Purchasers if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable.

         17.02. Effect of Termination. In the event of the termination of this Agreement by either the Company or the Purchasers, as provided above, except for
Section 18.04 which shall survive termination of this Agreement, this Agreement shall thereafter become void, and there shall be no liability on the part of either party hereto (or any of its subsidiaries or affiliates) to the other party hereto (or any of its subsidiaries or affiliates), or its trustees, directors, officers, employees, policyholders or agents (or those of any of its subsidiaries or affiliates), except that any such termination shall be without prejudice to the rights of either party hereto (or any of its subsidiaries or affiliates) arising out of the breach by the other party (or any of its subsidiaries or affiliates) of any representation or warranty or any covenant or agreement contained in this Agreement.

18.      MISCELLANEOUS

         18.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         18.02. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement or any Related Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from the Required Holders and (b) shall deliver copies of such consent in writing to any holders of Securities who did not execute such consent.


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



         18.03. Addresses for Notices. Any notice, demand, request, waiver or other communication under this Agreement or any Related Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier (with confirming copy sent by a nationally recognized express overnight courier service) or on the first business day after mailing if mailed to the party to whom notice is given, by a nationally recognized courier service addressed as follows:

         To the Company:    TeleBanc Financial Corporation
                            1111 North Highland Street
                            Arlington, Virginia 22201
                            Attention:  President

         With a copy to:    Hogan & Hartson L.L.P.
                            555 Thirteenth Street, N.W.
                            Washington, D.C. 20004
                            Attention: Stuart G. Stein, Esq.

         To any Purchaser:  At its address specified on
                            Schedule 1.01 hereto

         With a copy to:    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                            Goodwin Square
                            225 Asylum Street
                            Hartford, Connecticut 06103
                            Attention: Edward A. Reilly, Jr., Esq.

         18.04. Costs, Expenses and Taxes. As a condition precedent to the Closing, the Company agrees to pay at the Closing in connection with the preparation, execution and delivery of this Agreement and the Related Agreements, the issuance of the Units to be issued at the Closing and the due diligence review of the Company conducted by the Purchasers, the reasonable fees and out of pocket expenses incurred by the Purchasers, in an amount not to exceed $125,000, including the fees and expenses of legal counsel, independent public accountants, consultants and other outside experts retained by the Purchasers, including without limitation, the attorneys' fees and expenses of Messrs. LeBoeuf, Lamb, Greene & MacRae, L.L.P. and Sidley & Austin; provided, however, if this Agreement terminates for any reason whatsoever, the Company shall be obligated to pay such amount. In addition, the Company shall pay any such fees and out of pocket expenses incurred by the Purchasers in connection with any requested amendment or waiver to this Agreement or any Related
Agreement  or the  successful  enforcement  of  this  Agreement  or any  Related
Agreement by the Purchasers. In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Units and the other instruments and documents to be delivered hereunder or thereunder, and agrees

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to save the Purchasers  harmless from and against any and all  liabilities  with respect to or resulting from any delay in paying or omission to pay such taxes.

         18.05. Pro Rata Payments. Except to the extent otherwise provided, (a) all payments made in respect of the Notes shall be applied to the holders of the Notes, pro rata in accordance with their respective outstanding principal amounts, (b) all payments made in respect of the Preferred Shares shall be applied to the holders of the Preferred Shares, pro rata, according to the respective amounts of outstanding Preferred Shares held by the holders thereof, and (c) all payments made in respect of the Warrants, the Contingent Warrants or the Warrant Shares shall be made to the holders of Warrants, Contingent Warrants or Warrant Shares, pro rata, according to the respective amounts of outstanding Warrants, Contingent Warrants or Warrant Shares held by the holders thereof.

         18.06. Binding Effect; Assignment. This Agreement and each Related Agreement to which it is a party shall be binding upon and inure to the benefit of each of the Company and the Purchasers and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein.

         18.07. Survival of Representations and Warranties. All representations and warranties made in this Agreement, each Related Agreement, the Securities, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof for a period of six months following the Closing Date, except for Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06 and 2.34 which shall survive as long as any Purchaser owns any of the Securities.

         18.08. Prior Agreements. This Agreement, each Related Agreement, the terms of the Securities, and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         18.09. Severability. The provisions of this Agreement, each Related Agreement and the terms of the Securities are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, any Related Agreement or the terms of the Securities shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, any Related Agreement or the terms of the Securities; but this Agreement, each Related Agreement and the terms of the Securities shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.


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



         18.10. Confidentiality. Each of the Purchasers agree that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that such Purchaser may disclose such information (a) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (b) to any other Purchaser or prospective purchaser of any Securities from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 18.10, (c) to any entity controlling, controlled by or under common control with such Purchaser, or to any partner of such Purchaser, or (d) as required by applicable law or as required by a Governmental Entity.

         18.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS.

         18.12. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         18.13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         18.14. Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, each Related Agreement and the Securities.

         18.15. Waiver. At any time prior to the Closing Date, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.

         18.16. Specific Enforcement. The Purchasers and the Company acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement and each Related Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, each Related Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

         18.17. Company Waivers. The Company hereby waives to the extent not prohibited by applicable law which cannot be waived (a) all presentments, demands for performance, notice of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any holder of the Securities in the enforcement of its rights under this Agreement or any Related Agreement, (c) except to the extent required by other provisions of this Agreement, any and all notices of every kind and description which may be required to be given by any statute or rule of law, and (d) any defense of any kind (other than indefeasible payment) which it may now or hereafter have with respect to its liability under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                     TELEBANC FINANCIAL CORPORATION



                                     By: /s/ Mitchell H. Caplan
                                        ----------------------------------------
                                        Name: Mitchell Caplan
                                        Title: President



                                   PURCHASERS:

                                     CONNING INSURANCE CAPITAL LIMITED
                                      PARTNERSHIP III

                                     By: Conning Investment Partners Limited
                                      Partnership III, its General Partner

                                     By: Conning & Company, its General Partner


                                     By: /s/ Steven F. Piaker
                                         ---------------------------------------
                                         Name: Steven F. Piaker
                                         Title: Senior Vice  President

                                     CONNING INSURANCE CAPITAL
                                      INTERNATIONAL PARTNERS III, L.P.

                                     By: Conning Investment Partners Limited
                                      Partnership III, its General Partner

                                     By: Conning & Company, its General Partner



                                     By: /s/ Steven F. Piaker
                                         ---------------------------------------
                                         Name: Steven F. Piaker
                                         Title: Senior Vice  President



                   [SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT]

                                     GENERAL AMERICAN LIFE
                                     INSURANCE COMPANY


                                     By: /s/ Douglas R. Koester
                                         --------------------------------------
                                         Name: Douglas R. Koester
                                         Title: Sr. Vice President
                                                Conning Asset Management Co.


                                     CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                                     By: /s/ Jay Bloom
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     PC INVESTMENT COMPANY, INC.


                                     By: /s/ David W. Young
                                         ---------------------------------------
                                         Name: David W. Young
                                         Title: CHIEF INVESTMENT OFFICER




                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                     By: /s/ Gary A. Poliner
                                         ---------------------------------------
                                         Name: GARY A. POLINER
                                         Title: VICE PRESIDENT



                   [SIGNATURE PAGE TO UNIT PURCHASE AGREEMENT]



                                                               SCHEDULE 1.01
                                                          SCHEDULE OF PURCHASERS
                                                              PREFERRED SHARES

                                                         AGGREGATE         SERIES A           SERIES B           SERIES C
          NAME AND ADDRESS                               PURCHASE          PREFERRED          PREFERRED          PREFERRED
            OF PURCHASER                   UNITS           PRICE             SHARES            SHARES             SHARES
===================================== ============== ================  ================  ==================  =================
Conning Insurance Capital                      6,133       $6,133,000             4,719               1,414
Limited Partnership III
c/o Conning & Company
CityPlace II
185 Asylum Street
Hartford, CT  06103
Attn:  Steven F. Piaker

Conning Insurance Capital                        867         $867,000               667                 200
International Partners III, L.P.
c/o Conning & Company
CityPlace II
185 Asylum Street
Hartford, CT  06103
Atn:  Steven F. Piaker

General American Life Insurance                2,000       $2,000,000             1,539                 461
Company
700 Market Street
St. Louis, MO 63101
Attn:  David Kaslow

PC Investment Company                          8,900       $8,900,000             6,925               1,975
401 Theodore Fremd Avenue
Rye, NY 10580
Attn:  David W. Young


CIBC WG Argosy Merchant                        7,000       $7,000,000                                                 7,000
Fund 2, L.L.C.
425 Lexington Avenue, 3rd Floor
New York, NY 10017
Attn:  Dean Kehler

The Northwestern Mutual Life                   5,000       $5,000,000             5,000
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn:  Linda A. Gorens






                                               SCHEDULE 1.01
                                          SCHEDULE OF PURCHASERS

          NAME AND ADDRESS                                                     CONTINGENT
            OF PURCHASER                     NOTES            WARRANTS          WARRANTS
=====================================  =================  ================  ================
Conning Insurance Capital                    $2,810,815.23          40,631            42,164
Limited Partnership III
c/o Conning & Company
CityPlace II
185 Asylum Street
Hartford, CT  06103
Attn:  Steven F. Piaker

Conning Insurance Capital                      $397,354.77           5,744             5,961
International Partners III, L.P.
c/o Conning & Company
CityPlace II
185 Asylum Street
Hartford, CT  06103
Atn:  Steven F. Piaker

General American Life Insurance                $916,620.00          13,250            13,750
Company
700 Market Street
St. Louis, MO 63101
Attn:  David Kaslow

PC Investment Company                        $4,078,959.00          58,963            61,188
401 Theodore Fremd Avenue
Rye, NY 10580
Attn:  David W. Young

CIBC WG Argosy Merchant                      $3,208,170.00          46,375            48,125
Fund 2, L.L.C.
425 Lexington Avenue, 3rd Floor
New York, NY 10017
Attn:  Dean Kehler

The Northwestern Mutual Life                 $2,291,550.00          33,125            34,375
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn:  Linda A. Gorens



                                                                       EXHIBIT A

                                 [FORM OF NOTE]

This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may not be sold or transferred except in compliance with that Act and such laws. In addition, the transferability of this Note is subject to the provisions of a $29,900,000 Unit Purchase Agreement among the issuer and the purchasers of the issuer's securities thereunder, a copy of which may be obtained from the issuer's principal executive office at 1111 N. Highland St., Arlington VA 22201, Attn. President.

                         TELEBANC FINANCIAL CORPORATION


                            Senior Subordinated Note
                               due March 31, 2004


No. [_____]
[__________]                                                February ____, 1997


         TELEBANC FINANCIAL CORPORATION (the "Company"), a Delaware corporation, for value received, hereby promises to pay to [___________________________] (the "Purchaser," and together with each subsequent holder from time to time of this Note being hereinafter called the "Holder"),or order, the principal amount of [_______________________] ($[________]), together with all interest accrued thereon from the date of issuance, on March 31, 2004 (the "Maturity Date"). Interest (computed on the basis of a 360-day year) shall accrue on the unpaid balance of such principal amount at the rates of: (i) 9.5% per annum from the date of issuance through and including March 31, 2002 (except that if this Note has not been paid in full on or prior to March 31, 2002, interest accrued for the period from January 1, 2002 through and including March 31, 2002 shall be recalculated at the rate of 10.375% per annum), (ii) 10.375% per annum from March 31, 2002 through and including June 30, 2002, (iii) 11.25% per annum from June 30, 2002 through and including January 1, 2003, (iv) 12.125% per annum from January 1, 2003 through and including March 31, 2003 (except that if this Note has not been paid in full on or prior to March 31, 2003 interest accrued during such period shall be recalculated at the rate of 12.5% per annum), (v) 12.5% per annum from March 31, 2003 through and including June 30, 2003, (vi) 13.75% per annum from June 30, 2003 through and including January 1, 2004, (vii) 15.0% per annum from January 1, 2004 through and including March 31, 2004 (except that if this Note has not been paid in full on or prior to March 31, 2004, interest accrued during such period shall be recalculated at the rate of 15.25%), and
(viii) 15.25% from March 31, 2004 as such rate shall be increased by 1.5% on each June 30 and January 1 thereafter until this Note is paid in full. Interest shall be payable semi-annually in arrears on each

March 31 and September 30, commencing on March 31, 1997, or if such day is not a Business Day, on the next succeeding Business Day.

         Payments of principal and interest on this Note shall be made in lawful money of the United States of America to the address designated by the holder as provided in the Purchase Agreement referred to below.

         This Note is one of the Company's Senior Subordinated Notes due March 31, 2004, originally issued in the aggregate principal amount of $13,703,469 pursuant to that certain $29,900,000 Unit Purchase Agreement, dated as of February 18, 1997, as from time to time amended, between the Company and the Purchasers listed therein (the "Purchase Agreement"). The registered holder of this Note is entitled to the benefits of such Purchase Agreement and may enforce the agreements of the Company contained therein or in the Related Agreements and exercise the remedies provided for thereby or otherwise available in respect thereof. All terms used in this Note which are not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

         This Note is subordinate to certain rights of the holders of the Company's Senior Debt in the manner set forth in the Purchase Agreement, a copy of which may be obtained from the Company's principal executive office at 1111
N. Highland St., Arlington, VA 22201, Attn: President.

         This Note is a registered Note and, as provided in such Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         As provided in the Purchase Agreement, this Note may be prepaid, in whole or in part, in certain cases, at a premium.

         In case an Event of Default, as defined in the Purchase Agreement, shall occur and be continuing, interest shall accrue at a rate which is 2% higher than the otherwise applicable rate, and this Note shall be subject to redemption in the manner and at the price set forth in the Purchase Agreement.

         Notwithstanding any provision to the contrary herein, in no event shall the interest rate under this Note at any time exceed the maximum rate allowed under applicable law.

         This Note is made and shall be governed by the laws of Delaware.

                                        TELEBANC FINANCIAL CORPORATION



                                        By:_____________________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT B

                         TELEBANC FINANCIAL CORPORATION
                           CERTIFICATE OF DESIGNATION
                                     OF THE
                            SERIES A PREFERRED STOCK
                                       AND
                            SERIES B PREFERRED STOCK
                                       AND
                            SERIES C PREFERRED STOCK


         The following is a statement of the designations, preferences, voting powers, qualifications, special or relative rights and privileges in respect of the authorized capital stock of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock of TeleBanc Financial Corporation (the "Corporation").

         1.       Designation.

         A total of 29,900 shares of the Corporation's Preferred Stock shall be designated the "Series A Voting Convertible Preferred Stock" (the "Series A Preferred Stock"), 29,900 shares of the Corporation's Preferred Stock shall be designated the "Series B Nonvoting Convertible Preferred Stock" (the "Series B Preferred Stock") and 7,000 shares of the Corporation's Preferred Stock shall be designated the "Series C Nonvoting Convertible Preferred Stock (the "Series C Preferred Stock"). The Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall be collectively referred to as the "Preferred Stock."

         2.       Dividends.

                  (a) Computation of Cumulative Dividends. The holders of the outstanding shares of Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends on each share of Preferred Stock which shall accrue on the Liquidation Preference of each share of Preferred Stock plus all accrued but unpaid dividends thereon, at the annual rates of (i) 4% per annum from the date of issuance through and including March 31, 2002 (except that if any shares of Preferred Stock are outstanding after March 31, 2002, dividends accrued on such outstanding shares for the period from January 1, 2002 through and including March 31, 2002 shall be recalculated at the rate of 4.875% per annum), (ii) 4.875% per annum from March 31, 2002 through and including June 30, 2002, (iii) 5.75% per annum from June 30, 2002 through and including January 1, 2003, (iv) 6.625% per annum from January 1, 2003 through and including March 31, 2003 (except that if any shares of Preferred Stock are outstanding after March 31, 2003, dividends accrued on such shares during such period shall be recalculated at the rate of 7.0% per annum), (v) 7.0% per annum from March 31, 2003 through and including June 30, 2003, (vi) 8.25% per annum from June 30, 2003 through and including January 1, 2004, (vii) 9.5% per annum from January 1, 2004 through and including March 31, 2004 (except that if any shares of Preferred Stock are outstanding after March 31, 2004, dividends accrued on such shares during such period shall be recalculated at the rate of 9.75% per annum) and (viii) 9.75% per annum, as such rate shall be increased by 1.5% per annum on each June 30 and January 1 thereafter, from March 31, 2004 until all shares of Preferred Stock are redeemed in accordance with
Section 6 hereof, converted into common stock, par value of $.01 of the Company (the "Voting Common Stock") or into nonvoting common stock, par value of $.01 of the Company (the "Nonvoting Common Stock", and together with the Voting Common Stock, the "Common Stock") in accordance with Section 5 hereof or upon the liquidation, dissolution or winding up of the Corporation pursuant to Section 3 hereof. Dividends shall be payable semi-annually in arrears in cash on each March 31 and September 30, commencing on March 31, 1997, or if such day is not a Business Day, on the next succeeding Business Day. If an Event of Noncompliance shall occur and be continuing under the Purchase Agreement (as hereinafter defined), dividends shall accrue on the outstanding shares of Preferred Stock at an annual rate which is 2% higher than the otherwise applicable rate during the period in which such Event of Noncompliance is continuing.

                  All numbers relating to calculation of cumulative dividends shall be subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Corporation. Such dividends on the Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock.

                  (b) Distribution. Subsidiaries of the Corporation may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Corporation, and nothing herein contained shall prevent the Corporation from (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock paid to the holders of shares of such class of capital stock; (ii) complying with any specific provision of the terms of the Preferred Stock as set forth herein (including, without limitation, redemption of the Preferred Stock in accordance with its terms); or (iii) complying with any provision of that certain $29,900,000 Unit Purchase Agreement, dated as of February 19, 1997, between the Corporation and the purchasers named therein (the "Purchase Agreement") or the Related Agreements (as defined in the Purchase Agreement).

                  (c) Participating Dividends. In the event that the Board of Directors of the Corporation shall declare one or more dividends payable upon the then outstanding shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock), each holder of shares of Preferred Stock shall be entitled to the amount of dividends as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Preferred Stock held by such holder could be converted pursuant to the provisions of Section 5 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend.

                  (d) Dividends to Holders of Nonvoting Common Stock. In the event that the Corporation shall make or issue to (or shall fix a record date for determination of) holders of capital stock of the Corporation (including any holders of Nonvoting Common Stock), a dividend or other distribution payable in Voting Common Stock or other securities of the Corporation which are voting securities, the Corporation shall make available to each holder of Preferred Stock, at such holder's request, dividends, consisting of nonvoting securities (except as otherwise required by law) of the Corporation which are otherwise identical to the voting securities.

         3.       Liquidation, Dissolution or Winding Up.

         In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Preferred Stock and subject to the liquidation rights and preferences of any class or series of preferred stock designated in the future to be senior to, or on a parity with, the Preferred Stock with respect to liquidation preferences, the holders of each share of Preferred Stock (the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock being treated as a single class for purposes of this Section 3) shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes whether such assets are capital, surplus or earnings ("Available Assets"), an amount equal to the greater of:

                  (a) $541.69  per share of  Preferred  Stock (the  "Liquidation
Preference"), plus all accrued but unpaid dividends thereon, whether or not earned or declared up to and including the date full payment shall be tendered to the holders of the Preferred Stock with respect to such liquidation, dissolution or winding up; or

                  (b) an amount equal to such amount per share of Preferred Stock as would have been payable had each share of Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up.

         The amounts set forth above and throughout this Section 3 shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Corporation.

         If, upon liquidation, dissolution or winding up of the Corporation, the Available Assets shall be insufficient to pay the holders of Preferred Stock the full amount to which they otherwise would be entitled to receive, the holders of Preferred Stock shall share ratably in any distribution of Available Assets pro rata in proportion to the respective liquidation preference amounts to which they would otherwise be entitled to receive upon liquidation if all liquidation preference dollar amounts owing to the holders of Preferred Stock were paid in full.

         After such payment shall have been made in full to the holders of the Preferred Stock or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock.

         If at any time or from time to time there shall be a capital reorganization of the Common Stock, or a merger or consolidation of the Corporation with or into another corporation unless the Corporation shall be the surviving corporation, or a Change of Control (as defined in the Purchase Agreement) (a "Reorganization"), such Reorganization shall, at the option of the holders of at least a majority of the then outstanding shares of Preferred Stock (voting as a separate class), be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3; provided, however, that each holder of Preferred Stock shall have the right to elect the benefits of the provisions of Section 5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the corporation pursuant to this Section 3.

         Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. All distributions (including distributions other than cash) made hereunder shall be made pro rata with respect to each holder of Preferred Stock in accordance with the liquidation preference amounts described in this Section 3 above. In the event of any dispute between the holders of the Preferred Stock and the Corporation regarding the determination of the fair market value of non-cash distributions, at the election of the holders of at least a majority of the then outstanding shares of Preferred Stock (voting as a separate class), the Corporation shall engage a consulting or investment banking firm selected by the Board of Directors and approved by the holders of at least a majority of the then outstanding shares of Preferred Stock (voting as a separate class) to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of any appraisal by such consulting or investment banking firm shall be borne by the Corporation.

         4.       Voting Power.

                  (a) Series A Preferred Stock. Except as otherwise expressly provided in this Section 4, or as otherwise required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as otherwise required by law, the holders of shares of Series A Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation.

         At any time prior to a Qualified Public Offering (as defined below), the holders of Preferred Stock shall be entitled to designate not more than two individuals (the "Preferred Stock Directors") by written notice to the Board of Directors of the Corporation (the "Board") and, provided that each such designated individual is eligible to serve as a director of the Corporation under applicable laws and regulations, the Corporation shall nominate for election, at each meeting of shareholders of the Corporation or otherwise at which time directors are to be elected, a number of such designated individuals (not in excess of the lesser of two or the number of directors to be elected at such time) such that the number of Preferred Stock Directors serving on the Board shall be two. So long as an affiliate of Conning & Company holds Preferred Stock, Conning & Company shall have the right to designate one of the Preferred Stock Directors and such Preferred Stock Director shall at all times be an officer, employee or other designee of Conning & Company. So long as CIBC WG Argosy Merchant Fund 2, L.L.C. ("CIBC") or an affiliate of CIBC holds Preferred Stock, CIBC shall have the right to designate one of the Preferred Stock Directors. If for any reason CIBC or Conning elects not to or is unable by reason of a regulatory prohibition to designate one of the Preferred Stock
Directors, the holder of the largest percentage of Series A Preferred Stock other than Conning & Company and CIBC, if eligible under the then current law, shall designate such Preferred Stock Director. For purposes of this Section 4, a "Qualified Public Offering" shall mean a public offering pursuant to all applicable requirements under the Securities Act of 1933, as amended, in which the aggregate price paid for shares of Common Stock sold by the Corporation in such offering is equal to or greater than $25,000,000.

                  (b) Series B Preferred Stock. Except as otherwise provided herein or as otherwise required by law, the holders of Series B Preferred Stock shall not be entitled to vote on any matter voted on by the stockholders of the Corporation. Notwithstanding the foregoing, holders of shares of the Series B Preferred Stock shall be entitled to vote as a separate class on any amendment to this Section 4 and on any amendment, repeal or modification of any provision of the Corporation's Certificate of Incorporation that adversely affects the powers, preferences or special rights of holders of the Series B Preferred Stock, respectively.

                  (c) Series C Preferred Stock. Except as otherwise provided herein or as otherwise required by law, the holders of Series C Preferred Stock shall not be entitled to vote on any matter voted on by the stockholders of the Corporation. Notwithstanding the foregoing, holders of shares of the Series C Preferred Stock shall be entitled to vote as a separate class on any amendment to this Section 4 and on any amendment, repeal or modification of any provision of the Corporation's Certificate of Incorporation that adversely affects the powers, preferences or special rights of holders of the Series C Preferred Stock, respectively.

         5.       Conversion Rights.

                  (a)      General.

                           (i) Subject to the Certificate of Incorporation of the Corporation, each share of Series A Preferred Stock held by any person or entity may, at the option of such person or entity, be converted at any time into one fully-paid and non-assessable share of Series B Preferred Stock and each share of Series B Preferred Stock held by any person or entity may, at the option of such person or entity, be converted at any time into one fully-paid and non-assessable share of Series A Preferred Stock. Upon the occurrence of a Conversion Event in accordance with Section 5(n)(ii) and otherwise subject to and in compliance with the provisions of this Section 5 each share of Series C Preferred Stock held by any person or entity may, at the option of such person or entity, be converted at anytime and from time to time into one fully-paid and non-assessable share of Series A Preferred Stock or Series B Preferred Stock.

                           (ii) Subject to and in compliance with the provisions of this Section 5, each share of Series A Preferred Stock or Series B Preferred Stock held by any person or entity may, at the option of such person or entity, be converted at any time and from time to time into fully-paid and non-assessable shares of Voting Common Stock. Subject to and in compliance with the provisions of this Section 5, each share of Series C Preferred Stock held by any person or entity may, at the option of such person or entity, be converted at any time and from time to time into fully-paid and non-assessable shares of Nonvoting Common Stock and upon the occurrence of a Conversion Event in accordance with
         Section 5(n)(ii), shares of Voting Common Stock. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5(b)) by the number of shares of Preferred Stock being converted at any time.

                  (b) Applicable Conversion Rate. The conversion rate in effect at any time for the Preferred Stock (the "Applicable Conversion Rate") shall be the quotient obtained by dividing the sum of $541.69 plus all accrued and unpaid dividends not otherwise paid to the holder of Preferred Stock in cash at such holder's option pursuant to Section 5(m) by the Applicable Conversion Value, calculated as provided in Section 5(c).

                  (c) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $13.50 (the "Applicable Conversion Value").

                  (d) Adjustments to Applicable Conversion Value of Preferred Stock.

                           (i)(A) Upon Dilutive Issuances of Common Stock or Convertible Securities. If the Corporation shall, while there are any shares of Preferred Stock outstanding, issue or sell shares of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) without consideration or at a price per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale (a "Diluting Issue"), then in each such case such Applicable Conversion Value, except as hereinafter provided, shall be lowered so as to be equal to an amount determined by multiplying such Applicable Conversion Value by a fraction:

                                    (1) the  numerator of which shall be (a) the
                  number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents, plus (b) the number of shares of Common

                  Stock or Common Stock Equivalents which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock or Common Stock Equivalents so issued in such Diluting Issue would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

                                    (2) the  denominator  of which  shall be (a)
                  the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents, plus (b) the number of such additional shares of Common Stock or Common Stock Equivalents so issued in such Diluting Issue.

                                    The provisions of the foregoing paragraph as
         they may apply to the Preferred Stock may be waived in any instance (without the necessity of convening any meeting of stockholders of the Corporation) upon the written agreement of at least two thirds of the then outstanding shares of Preferred Stock (voting as a separate class).

                            (i)(B) Upon Dilutive Issuances of Warrants, Options and Purchase Rights to Common Stock or Convertible Securities.

                                    (1)  For  the   purposes  of  this   Section
                  5(d)(i), the issuance of any Common Stock Equivalent shall be deemed an issuance of Common Stock with respect to adjustments in the Applicable Conversion Value if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value in effect at the time of such issuance. Any obligation, agreement or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this
                  Section 5(d)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents as above provided.

                                    (2)   Adjustments   for    Cancellation   or
                  Expiration of Common Stock Equivalents. Should the Net Consideration Per Share of any such Common Stock Equivalents be decreased from time to time, then, upon the effectiveness of each such change, the Applicable Conversion Value will be that which would have been obtained (x) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration Per Share of such securities, and (y) had the adjustments made to the Applicable Conversion Value since the date of issuance of such Common Stock Equivalents been made to such Applicable Conversion Value as adjusted pursuant to clause (x) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5(d)(i) which relates to any Common Stock Equivalent shall be disregarded if, as, and when such Common Stock Equivalent expires or is cancelled without being exercised, or is repurchased by the Corporation at a price per share at or less than the original purchase price, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value that would have been in effect had the expired or cancelled Common Stock Equivalent not been issued.

                                          (3) Net  Consideration  Per Share. For
                  purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Corporation shall be determined as follows:

                                          (a) The "Net  Consideration Per Share"
                  shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise, or conversion or exchange thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged or converted.

                                          (b) The "Net  Consideration Per Share"
                  which may be received by the Corporation shall be determined in each instance as of the date of issuance of Common Stock Equivalents without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such Common Stock Equivalents.

                           (i)(C) Stock Dividends for Holders of Capital Stock Other Than Common Stock. In the event that the Corporation shall make or issue, or shall fix a record date for the determination of (and thereafter shall issue to) holders of any capital stock of the Corporation (other than holders of Common Stock) entitled to receive a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for shares of Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued for no consideration, except for (1) dividends payable in shares of Common Stock payable pro rata to holders of Preferred Stock and to holders of any other class of stock (whether or not paid to holders of any other class of stock), or (2) with respect to the Preferred Stock, dividends payable in shares of the same series of Preferred Stock; provided, however, that holders of any shares of Preferred Stock shall be entitled to receive, in lieu of such Preferred Stock, the shares of Common Stock for which the shares of Preferred Stock are then convertible.

                           (i)(D) Consideration Other than Cash. For purposes of this Section 5(d)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this
         Section 5(d)(i) consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event of any dispute between the holders of the Preferred Stock and the Corporation regarding the determination of fair market value, upon the request of the holders of at least a majority of the then outstanding shares of Preferred Stock (voting as a separate class), the Corporation shall engage a consulting firm or investment banking firm, selected by the Board of Directors and approved by the holders of at least a majority of the outstanding shares of Preferred Stock (voting as a separate class), to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of any appraisal by such consulting or investment banking firm shall be borne by the Corporation.

                           (i)(E) Exceptions to Antidilution Adjustments; Basket for Reserved Employee Shares. This Section 5(d)(i) shall not apply (a) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as described below); (b) up to 757,230 shares of Common Stock, or options exercisable therefor, issued to directors, officers or employees of or consultants to the Company or any of its subsidiaries pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the Board of Directors; (c) up to 120,000 shares of Common Stock pursuant to the Additional Options (as defined in the Purchase Agreement); (d) up to 162,461 shares of Common Stock to be issued in connection with the Corporation's pending acquisition of Arbor Capital Partners, Inc., (e) up to 24,201 shares of Common Stock issuable pursuant to the Arbor Option, (f) up to 198,088 shares of Common Stock issuable pursuant to the exercise of the Warrants (as defined in the Purchase Agreement), (g) up to 205,563 shares of Common Stock issuable pursuant to the exercise of the Contingent Warrants (as defined in the Purchase Agreement); (h) up to 345,000 shares of Common Stock issuable pursuant to the exercise of the Public Warrants (as defined in the Purchase Agreement); and (i) shares of Common Stock issued in connection with Acquisitions (as defined in the Purchase Agreement) approved by the Board of Directors, at a price equal to no less than the fair market value therefor (as determined in good faith by the Board of Directors), provided that such shares are issued to such Person or its holders in the Acquisition.

                           (ii) Upon Extraordinary  Common Stock Event. Upon the
         happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in Section 5(d)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                           An "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of the Common Stock.

         (e)      Automatic Conversion Upon Election of Corporation.

                  (i) Provided that (A) the price of the Corporation's Common Stock as listed on NASDAQ or any other national securities exchange, for a period of 30 consecutive trading days exceeds (1) at any time following [February _____], 1999 but on or prior to [February ____], 2000, 145% of the Applicable Conversion Value, (2) at any time following [February ___, 2000 but on or prior to [February ____], 2001, 170% of the Applicable Conversion Value, or (3) at any time following [February ____], 2001 but on or prior to [February _____], 2002, 190% of the Applicable Conversion Value, and (B) the average daily trading volume of the Corporation's Common Stock for the prior 30 consecutive trading days exceeds 10,000 shares, the Corporation may, upon written notice to all of the holders of the outstanding shares Preferred Stock, require that all of the outstanding shares of Preferred Stock convert, subject to and in accordance with the other provisions of this Section 5, into shares of Common Stock at the then Applicable Conversion Rate. Upon delivery of such notice by the Corporation, all outstanding shares of Preferred Stock shall be converted automatically into the number of shares of Common Stock into which such shares of Preferred Stock are then convertible pursuant to Section 5 hereof as of the date of the mailing of such written notice, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the number of shares of Preferred Stock converted pursuant to this
Section 5(e)(i) shall not require approval of the Office of Thrift Supervision or any other approval under the Certificate of Incorporation of the Corporation.

                  (ii) Surrender of Certificates Upon Automatic Conversion. Upon the occurrence of the conversion event specified in Section 5(e)(i) above, the holders of the Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock so surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing the shares of Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

                  (f) Dividends. In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution (other than a distribution in liquidation, a distribution as provided for in Sections 2(c) or 2(d) or other distribution otherwise provided for herein) with respect to the Common Stock payable in (i) securities of the Corporation other than shares of Common Stock, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in Section 5(i)), retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Preferred Stock.

                  (g) Capital Reorganization or Reclassification. If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or a different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation's capital stock or assets to any other person), then and in each such event the holders of the Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Rate, the Corporation at its expense will furnish each holder of Preferred Stock so affected with a certificate prepared by the Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based. Within 90 days of the end of each fiscal year of the Corporation, the Corporation at its expense will furnish each holder of Preferred Stock so affected with a certificate, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (i)  Exercise  of  Conversion   Privilege.   To  exercise  its
conversion privilege, a holder of Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock or Preferred Stock, as applicable, issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock or Preferred Stock, as applicable, issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock or Preferred Stock, as applicable, shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock or Preferred Stock, as applicable, represented thereby.

                  (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Preferred Stock, the Corporation shall pay to the holder of the shares of Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Preferred Stock being converted at any one time by any holder thereof, not upon each share of Preferred Stock being converted.

                  (k) Reservation of Common Stock. Subject to the shareholder vote of the Corporation referred to in Section 6.18 of the Purchase Agreement, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Voting Common Stock, Nonvoting Common Stock and Preferred Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock and Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock (including any shares of Preferred Stock represented by any warrants, options, subscription or purchase rights for Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock and Preferred Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock (including any shares of Preferred Stock represented by any warrants, options, subscriptions or purchase rights for such Preferred Stock), the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock and Preferred Stock to such number of shares as shall be sufficient for such purpose.

                  (l) Reissuance of Preferred Stock. Except for the shares of Preferred Stock which will be reserved for reissuance upon the conversion of Preferred Stock pursuant to this Section 5 and subject to the provisions of
Section 5(n)(iii), no share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. Upon any of the foregoing events, the Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Preferred Stock.

                  (m) Payment of Accrued and Unpaid Dividends Upon Conversion. Immediately upon any conversion of shares of Preferred Stock into Common Stock pursuant to this Section 5, at the option of the holder of such Preferred Stock, the Corporation shall pay in cash to such holder all accrued and unpaid dividends thereon, whether or not earned or declared, up to and including the Conversion Date.

                  (n) Conversion Rights of Series C Preferred Stock into Series A Preferred Stock, Series B Preferred Stock or Voting Common Stock. The holders of the Series C Preferred Stock shall have the following rights with respect to the conversion of such shares into shares of Voting Common Stock, Series A Preferred Stock, Series B Preferred Stock:

                           (i) General.  In connection  with the  disposition of
such shares upon the occurrence (or the expected occurrence as described in Section 5(n)(iii) below), of any Conversion Event (as defined herein), each holder of Series C Preferred Stock shall be entitled to convert such Series C Preferred Stock into an equal number of shares of Series A Preferred Stock or Series B Preferred Stock or the number of shares of Voting Common Stock provided for in this Section 5.

                           (ii) Conversion  Event.  For purposes of this Section
5(n), a "Conversion Event" shall mean, (A) any sale to the public in a widely dispersed offering (including, without limitation, a public offering registered under the Securities Act of 1933), (B) any disposition under Rule 144 or Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, or any similar rule then in force of no more than two percent (2%) of the outstanding voting securities of the Corporation, (c) any transfer pursuant to a right of first refusal set forth in the Transfer Restriction Agreement (as defined in the Purchase Agreement) or (D) any transfer in a single transaction to an independent third party who acquires at least a majority of the voting stock of the Corporation without regard to the transfer of such securities. For purposes of this Section 5(n), "person" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization.

                           (iii)  Conversion  Prior to  Conversion  Event.  Each
holder of Series C Preferred Stock shall be entitled to convert shares of Series C Preferred Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Series C Preferred Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Series C Preferred Stock so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Series C Preferred Stock are converted into shares of Series A Preferred Stock, Series B Preferred Stock or Voting Common Stock in connection with a Conversion Event and such shares of Series A Preferred Stock, Series B Preferred Stock or Voting Common Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Series A Preferred Stock, Series B Preferred Stock or Voting Common Stock shall be promptly converted back into the same number of shares of Series C Preferred Stock, and during such period prior to such distribution, disposal or sale, the holder of such Series A Preferred Stock, Series B Preferred Stock or Voting Common Stock shall not be entitled to vote such shares notwithstanding provisions of this Certificate of Designation or the Corporation's Certificate of Incorporation.

                           (iv) Exercise of Conversion Privilege. Each holder of
Series C Preferred Stock shall exercise its conversion privilege in the same manner specified for conversion of Preferred Stock into Common Stock in this
Section 5.

                           (v)  Transfer.  The  Corporation  shall not close its
books against the transfer of shares of Voting Common Stock in any manner which would interfere with the timely conversion of any shares of Series C Preferred Stock. The Corporation shall assist and cooperate with any holder of Series C Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Series C Preferred Stock hereunder (including, without limitation, making any filings required to be made by the Corporation), provided, that the costs and expenses of the Company in connection therewith (including attorneys' fees) shall be paid by such holder.

         6.       Redemption.

                  (a) Put Option Redemption Upon a Change of Control or Event of Noncompliance. (i) In the event of a Change of Control (as defined in the Purchase Agreement) or the Corporation obtains knowledge of a proposed transaction or series of transactions which would result in a Change of Control, or (ii) at the request (a "Put Request") of the holders of a majority of the then outstanding shares of Preferred Stock upon an Event of Noncompliance, other than in respect of Section 11.02(d), under the Purchase Agreement, the Corporation will, within three days of (x) the earlier of such Change of Control or obtaining such knowledge of the proposed Change of Control or (y) the date of the Put Request, give written notice of such event to each holder of shares of Preferred Stock, which notice shall contain a written irrevocable offer by the Corporation to redeem, by a date (the "Redemption Date") specified in such notice (which date shall not be less than 30 days and not more than 60 days after the date of such notice and which date shall not be earlier than the date of the Change of Control), all of the shares of the Preferred Stock held by such holder in full (and not in part). Such offered redemption shall be made on the Redemption Date at a price equal to (i) in the case of a redemption in connection with a Change of Control or an Event of Noncompliance not relating to
Section 6.05, 6.09, 6.18 or 11.02(d) of the Purchase Agreement, 101% of the Liquidation Preference of the Preferred Stock, plus all accrued but unpaid dividends thereon, or (ii) in the case of a redemption in connection with an Event of Noncompliance relating to Sections 6.05, 6.09 or 6.18 of the Purchase Agreement, 120% of the Liquidation Preference of the Preferred Stock, plus all accrued but unpaid dividends thereon, upon acceptance by such holder mailed to Corporation at least seven days prior to the Redemption Date.

                  (b) Call Option Redemption. At any time on or after [February ____], 2002, the Corporation may, at its option, upon notice to each holder of shares of Preferred Stock not less than 30 days and not more than 60 days prior to the date fixed for such redemption, redeem all but not less than all of the then outstanding shares of Preferred Stock, for a redemption price equal to the greater of (i) the Fair Market Value of the Common Stock (as defined in the Purchase Agreement) as of the date of redemption or (ii) 100% of the Liquidation Preference of the Preferred Stock, plus all accrued but unpaid dividends thereon.

         7.        Restrictions and Limitations.

         The Corporation shall not take any corporate action or otherwise amend its Certificate of Incorporation or By-laws without the approval by vote or written consent of the holders of at least 100% of the then outstanding shares of Preferred Stock (voting as a separate class), each share of Preferred Stock to be entitled to one vote in each instance, if such corporate action or amendment would change any of the rights, preferences, privileges of or limitations provided for herein for the benefit of any shares of Preferred Stock or materially adversely affect the rights of the holders of the Preferred Stock. Without limiting the generality of the preceding sentence, the Corporation will not amend its Certificate of Incorporation or take any other corporate action without the approval of the holders of at least two thirds of the then outstanding shares of Preferred Stock, voting separately as a single class, if such amendment or corporate action would:

                  (a) cause or authorize the Corporation to redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of equity securities of the Corporation other than as provided for in Section 6 hereof; or

                  (b) authorize, create or issue, or obligate the Corporation to authorize, create or issue, additional shares of any security senior to or on a parity with the Preferred Stock; or

                  (c) reduce the amount payable to the holders of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

                  (d) adversely affect the liquidation preferences, dividend rights, voting rights or redemption rights of the holders of Preferred Stock; or

                  (e) cancel or modify the conversion rights of the holders of Preferred Stock provided for in Section 5 herein.

         8. No Dilution or Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Preferred Stock above the amount payable therefor on such conversion, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Preferred Stock from time to time outstanding.

         9.       Notices of Record Date.  In the event of:

                  (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed by first class mail, postage prepaid, at least 20 days prior to the date specified in such notice on which such action is to be taken.

                                                                       EXHIBIT C

                                [FORM OF WARRANT]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THAT ACT AND SUCH LAWS. IN ADDITION, THE TRANSFERABILITY OF THIS SECURITY IS SUBJECT TO THE PROVISIONS OF A $29,900,000 UNIT PURCHASE AGREEMENT AMONG THE ISSUER AND THE PURCHASERS OF THE ISSUER'S SECURITIES THEREUNDER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER'S PRINCIPAL EXECUTIVE OFFICE AT 1111 N. HIGHLAND ST., ARLINGTON, VA 22201, ATTN: PRESIDENT.


No. WR-1                                                    [February ___], 1997


                         TELEBANC FINANCIAL CORPORATION
                          COMMON STOCK PURCHASE WARRANT

         [     ] shares of Common Stock, $.01 par value per share, subject to adjustments as set forth herein.

         This Common Stock Purchase Warrant certifies that [ ] (the "Purchaser") or registered assigns, is entitled at any time on or after the date hereof and prior to 5:00 p.m. (New York, New York time) on the Expiration Date, to purchase from TeleBanc Financial Corporation (the "Company"), up to an aggregate of [ ] fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price of $9.50 per share of Common
Stock (the "Exercise Price"). The number of shares of Common Stock that may be purchased upon exercise of this Warrant set forth above, and the Exercise Price per share of Common Stock set forth above, are subject to adjustment as hereinafter provided.

         This Common Stock Purchase Warrant is issued pursuant to that certain $29,900,000 Unit Purchase Agreement, dated as of February 19, 1997, among the Company and certain Persons named therein (the "Purchase Agreement"), and it is subject to all of the terms, provisions and conditions thereof, which Purchase Agreement is hereby incorporated herein by reference and made a part hereof and to which Purchase Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holder of this Warrant. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement. Copies of the Purchase Agreement are on file at the office of the Company as set forth herein.

1.       EXERCISE OF WARRANTS; EXERCISE PRICE

         1.01. Exercise of Warrants. At any time on or after the Closing Date and prior to the Expiration Date, the holder of this Warrant may exercise the rights evidenced hereby in whole or in part, by surrender of this Warrant, with an election to purchase (a form of which is attached hereto in Exhibit A) attached thereto duly executed, to the Company at its office referred to in
Section 5.03 hereof, together with payment of the Exercise Price (payable as set forth below) for each share of Common Stock as to which this Warrants is exercised. In addition, the holder of this Warrant agrees to exercise this Warrant upon the request of the Company upon the Company's redemption of all of the outstanding Notes in accordance with the terms of the Purchase Agreement upon a Change of Control; provided that the average price of the Common Stock as listed on NASDAQ or any other national securities exchange on which the Common Stock is then listed for the thirty consecutive trading days immediately preceding such exercise exceeds the Exercise Price during such thirty days. The Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company, (b) by delivery of Warrants to the Company for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable upon exercise of each Warrant any holder thereof so delivers for cancellation, such holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of such Warrant at such time multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Fair Market Value per share of Common Stock at such time, or (c) by cancellation of amounts outstanding (whether in respect of principal or interest) under the Notes in an amount equal to the aggregate Exercise Price for the shares of Common Stock to be purchased on such date and delivery of such Notes to the Company for cancellation and reissuance in the appropriate lesser principal amounts.

         1.02. Issuance of Common Stock. Upon timely receipt of this Warrant, with the form of election to purchase duly executed, accompanied by payment of the Exercise Price for each of the shares to be purchased in the manner provided in Section 1.01 and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 2.03 hereof), the Company shall thereupon promptly cause certificates for the number of shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of this Warrant.

         1.03. Unexercised Warrants. In case the registered holder of this Warrant shall purchase less than all the shares of Common Stock purchasable thereunder, a new

Warrant evidencing the right to purchase the remaining shares of Common Stock thereunder shall be issued by the Company to the registered holder of this Warrant or to its duly authorized assigns.

         1.04. Common Stock Record Date. Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated the date upon which this Warrant was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Exercise Price (and any applicable transfer taxes, if payable by such Person) was made in accordance with the terms hereof. Prior to exercise, the holder of this Warrant shall not be entitled to any rights of a stockholder of the Company with respect to the shares for which this Warrant shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions (except as otherwise provided in the Purchase Agreement) and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in any other applicable agreement between the Company and such holder.

2.       RESERVATION OF COMMON STOCK; TRANSFER TAXES

         2.01. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be the maximum amount which may be required to effect the exercise of all outstanding Warrants, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all then outstanding Warrants, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         2.02. Common Stock to be Duly Authorized and Issued, Fully Paid and Nonassessable. Subject to a shareholders vote referred to in Section 5.18 of the Purchase Agreement, the Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates for such shares, shall be duly and validly authorized and issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

         2.03. Transfer Taxes. The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery of (a) each Warrant and

(b) each share of Common Stock issued upon the exercise of any Warrant. The Company shall not, however, be required to (y) pay any transfer tax that may be payable in respect of the transfer or delivery of Warrants or the issuance or delivery of certificates for shares of Common Stock in a name other than that of the registered holder of any Warrant surrendered for exercise or (z) issue or deliver any such certificates for shares of Common Stock upon the exercise of any Warrant until any such tax shall have been paid (any such tax being payable by the holder of such Warrant at the time of surrender).

3.       ANTIDILUTION ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
         WARRANT SHARES; FRACTIONAL SHARES

         3.01. Mechanical Adjustments. The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (a) Dividends, Subdivisions and Combinations. In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then each of the Exercise Price and the Trigger Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be proportionately adjusted to those prices determined by multiplying each of the Exercise Price and the Trigger Price in effect immediately prior to such event by a fraction, (y) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event and (z) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event. An adjustment made pursuant to this Section 3.01(a) shall become effective on the effective date of such event.

                  (b) Distribution of Property. In the event that the Company shall distribute to all holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of stock
(other than Common Stock), evidences of its indebtedness, other assets (excluding (i) any distribution or dividend resulting in a distribution pursuant to Section 3.04 and (ii) dividends referred to in Section 3.01(a)(I) hereof), or rights, options, warrants or convertible or exchangeable securities (excluding those referred to in Section 3.01(c) hereof) then in each case, the Exercise Price to be in effect after the record date in respect of which such stock, indebtedness, other assets, rights, options, warrants or securities were issued shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (y) the numerator of which shall be the Trigger Price in effect immediately prior to such record date minus the then fair value (as determined in good faith and on a reasonable basis by the Board of Directors) of the portion of the shares of stock or assets or evidences of indebtedness so distributed or of such rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock and (z) the denominator of which shall be the Trigger Price in effect immediately prior to such record date. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of such distribution.

                  (c)      Issuances of Common Stock and Other Securities.

                           (i) In the  event  the  Company  shall  issue or sell
shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for no consideration or at a "price per share" of Common Stock lower than the Trigger Price then in effect on the date of such issuance or sale, then in each case, the Exercise Price to be in effect immediately after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (y) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully-diluted basis assuming the conversion or exercise of all then presently exercisable options, warrants, purchase rights or convertible securities) plus the number of additional shares the Aggregate Consideration Receivable (as defined below) would purchase at the Trigger Price in effect immediately prior to such issuance or sale and (z) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully-diluted basis assuming the conversion or exercise of all then presently exercisable options, warrants, purchase rights or convertible securities) plus the number of additional shares of Common Stock so issued or sold (or initially issuable pursuant to such rights, options, or warrants or into which such convertible or exchangeable securities are initially convertible or exchangeable).

                           (ii) In the  case of  rights,  options,  warrants  or
convertible or exchangeable securities, the "price per share" of Common Stock referred to above shall be determined by dividing (A) the Aggregate Consideration Receivable in respect of such rights, options, warrants or convertible or exchangeable securities by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities.

                           (iii) "Aggregate  Consideration  Receivable",  in the
case of a sale of shares of Common Stock, means the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of rights, options, warrants, or convertible or exchangeable securities, means the aggregate amount paid to the Company for such rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby.

                           (iv) In the event that the  Company  shall  issue and
sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of Common Stock and the "Aggregate Consideration Receivable", the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property.

                  (d) Consolidation and Merger. In the event that there shall be
(i) any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger in which the Company is the surviving corporation and that does not result in any reclassification or change of shares of Common Stock outstanding immediately prior to such merger), (ii) any sale or conveyance to another corporation of the property of the Company substantially as an entirety, or (iii) any reclassification of the Common Stock that results in the issuance of other securities of the Company, then, in addition to and notwithstanding any other rights provided to the holder this Warrant upon such occurrence, lawful provision shall be made as a part of the terms of such transaction so that such holder shall thereafter have the right to purchase the number and kind of shares of stock (and/or other securities, cash, property or rights) receivable upon such consolidation, merger, sale, conveyance or reclassification by a holder of such number of shares of Common Stock as such holder would have had the right to acquire upon the exercise of this Warrant immediately prior to such consolidation, merger, sale or conveyance at the Exercise Price then in effect.

                  (e) De Minimis Changes in Exercise Price. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) of the Exercise Price, provided, however, that any adjustments that, at the time of the calculation thereof, are less than one percent (1%) of the Exercise Price, at such time and by reason of this Section 3.01(e) are not required to be made at such time shall be carried forward and added to any subsequent adjustment or adjustments for purposes of determining whether such subsequent adjustments, as so supplemented, exceed the one percent (1%) amount set forth herein and, if any such subsequent adjustment, as so supplemented or otherwise, should exceed such one percent (1%) amount, all adjustments deferred prior thereto and not previously made shall then be made. In any case, all such adjustments being carried forward pursuant to this Section 3.01(e) shall be given effect upon the exercise of this Warrant by the holder hereof for purposes of determining the Exercise Price thereof and the number of shares of Common Stock then issuable upon such exercise. All calculations shall be made to the nearest one- millionth of a Dollar ($.000001).

                  (f) Adjustment of Number of Shares Issuable Pursuant to this Warrant. Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 3.01, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest one-thousandth) obtained by (i) multiplying the number of shares of Common Stock covered by this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. Subsequent to any adjustment made to the Exercise Price hereunder, this Warrant shall evidence the right to purchase, at the adjusted Exercise Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of this Warrant, all subject to further adjustment as provided herein. Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of this Warrant, this Warrant and any Warrants theretofore or thereafter issued in replacement hereof may continue to express the Exercise Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial issuance of this Warrant under the Purchase Agreement.

                  (g) Miscellaneous.  Adjustments shall be made pursuant to this
Section 3.01 successively whenever any of the events referred to in Section 3.01(a) through Section 3.01(d), inclusive, hereof shall occur. If this Warrant shall be exercised subsequent to the record date for any of the events referred to in any such Section, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of this Warrant on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other securities or assets that it would have owned or been entitled to receive on such effective date had this Warrant been exercised prior to such record date. Shares of Common Stock owned by or held for the account of the Company shall not, for purposes of the adjustments set forth in this Section 3.01 be deemed outstanding.

                  (h) Expiration of Rights, Options, etc. Upon the expiration of any rights, options, warrants or conversion or exchange privileges referred to above in this Section 3.01, without the full exercise thereof, the Exercise Price, and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter be such as such Exercise Price and such number of shares of Common Stock would have been had they been originally adjusted as if (i) the only shares of Common Stock available to be purchased upon exercise of such rights, options, warrants or conversion or exchange privileges were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such rights, options, warrants or conversion of exchange privileges.

                  (i) Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3.01, the holder of this Warrant shall become entitled to purchase any securities of the Company other than shares of Common Stock, the number or amount of such other securities so purchasable and the purchase price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Section 3.01(a) through Section 3.01(d), inclusive, and all other relevant provisions of this Section 3.01 that are applicable to shares of Common Stock shall be applicable to such other securities.

                  (j) Notice of Adjustment. Whenever the number of shares of Common Stock issuable upon the exercise of this Warrant or the Exercise Price in respect thereof is adjusted, as herein provided, the Company shall promptly give to the holder of this Warrant, notice of such adjustment or adjustments and shall promptly deliver to such holder a certificate of the Company's chief financial officer setting forth (i) the number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, (ii) a brief statement of the facts requiring such adjustment, and (iii) the computation by which such adjustment was made. So long as this Warrant is outstanding, within 90 days of the end of each fiscal year of the Company, the Company shall deliver to the holder a certificate of a firm of independent public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth (A) the number of shares of Common Stock issuable upon the exercise of this Warrant and the Exercise Price of such shares as of the end of such fiscal year, (B) a brief statement of the facts requiring each such adjustment required to be made in such fiscal year and (c) the computation by which each such adjustment was made.

         3.02. Elimination of Fractional Interests. The Company shall not be required upon the exercise of this Warrant to issue stock certificates representing fractions of shares of Common Stock, but shall instead pay in cash, in lieu of any fractional shares of Common Stock to which such holder would otherwise be entitled if such fractional shares were issuable, an amount equal to the Fair Market Value per share of Common Stock as of the date of such exercise.

         3.03. Right of Action. All rights of action in respect of the Warrants are vested in the respective registered holders of the Warrants and any registered holder of any Warrant, without the consent of the holder of any other Warrant, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Warrants held by it in the manner provided therein.

         3.04. Distributions. In the event that the Company shall distribute to all holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash or cash equivalents, then in each case the holders of the Warrants shall be entitled to receive from the Company the same amount of cash or cash equivalents that would have been distributed to such holders if such Warrants had been exercised immediately prior to the record date for such distribution. Such distribution to the holders of the Warrants shall be made whenever any such distribution is made to the holders of shares of Common Stock.

         3.05. Exceptions to Antidilution Adjustments. Notwithstanding the foregoing, no adjustments shall be made under Section 3.01 in respect of (a) up to 757,230 shares of Common Stock, or options exercisable therefor, issued to directors, officers or employees of or consultants to the Company or any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the Board of Directors, (b) up to 120,000 shares of Common Stock pursuant to the Additional Options, (c) up to 162,461 shares of Common Stock to be issued in connection with the Company's pending acquisition of Arbor Capital Partners, Inc., (d) up to 24,201 shares of Common Stock pursuant to the Arbor Options, (e) 198,088 shares of Common Stock issuable pursuant to the exercise of the Warrants, (f) up to 205,563 shares of Common Stock issuable pursuant to the exercise of the Contingent Warrants; (g) up to 345,000 shares of Common Stock issuable pursuant to the exercise of the Public Warrants; and (h) shares of Common Stock issued in connection with Acquisitions approved by the Board of Directors, at a price no less than the fair market value therefor (as determined in good faith by the Board of Directors), provided that such shares are issued to such Person or its holders in the Acquisition.

4.       DEFINITIONS AND ACCOUNTING TERMS

         As used herein, the following terms shall have the following meanings:

                  "Company" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Exercise Price" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Expiration Date" shall mean [February ___], 2005.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations System.

                  "Public Offering" shall mean a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of shares of the Company's Common Stock.

                  "Purchaser" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Trigger Price" shall mean the greater of (a) the Fair Market Value of the Common Stock or (b) $13.50.

                  "Warrants" shall mean this Warrant and all other Warrants (other than the Contingent Warrants) issued by the Company pursuant to the Purchase Agreement, together with all Warrants issued in exchange, transfer or replacement thereof.

                  "Warrant Shares" shall mean any shares of Common Stock that are issuable upon the exercise of any Warrant.

5.       MISCELLANEOUS

         5.01. No Waiver; Cumulative Remedies. No failure or delay on the part of the holder of this Warrant in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.02. Amendments, Waivers and Consents. Any provision in this Warrant to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to the Warrants may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from the holders of at least a majority of the Warrant Shares, and (b) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that no consents shall be effective (i) to amend any of the provisions of the Warrants pertaining to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of any Warrant or (ii) to reduce the percentage in interest of the Warrant Shares the consent of the holders of which is required under this Section 5.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.03. Addresses for Notices. Any notice, demand, request, waiver or other communication hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier (with confirming copy sent by a nationally recognized express overnight courier service) or on the first business day after mailing if mailed to the party to whom notice is given, by a nationally recognized courier service and addressed as follows:

         To the Company:   TeleBanc Financial Corporation
                           1111 North Highland Street
                           Arlington, Virginia 22201
                           Attn: President

         With a copy to:   Hogan & Hartson, L.L.P
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004
                           Attention: Stuart G. Stein, Esq

         To any holder:    At its address set forth on the record books of the
                           Company

         With a copy to:   LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                           Goodwin Square
                           225 Asylum Street
                           Hartford, CT 06103
                           Attn: Edward A. Reilly, Jr., Esq.

         5.04. Binding Effect; Assignment. This Warrant shall be binding upon and inure to the benefit of each of the Company and the holder hereof and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein.

         5.05. Severability. The provisions of this Warrant are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Warrant shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Warrant; but the terms of this Warrant shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         5.06. Governing Law. THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS.

         5.07. Headings. Article, section and subsection headings in this Warrant are included herein for convenience of reference only and shall not constitute a part of this Warrant for any other purpose.

         5.08. Specific Enforcement. The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holder hereof shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which it may be entitled at law or equity.

         5.09. Notices of Record Date. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b)  any   capital   reorganization   of  the   Company,   any
reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then and in each such event the Company shall mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be sent by a nationally recognized overnight courier, hand delivery or facsimile at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.

         WITNESS the signature of the proper officer of the Company as of the date first above written.

                                       TELEBANC FINANCIAL CORPORATION



                                       By______________________________________
                                           Name:
                                           Title:
ATTEST:



[Assistant] Secretary

                                    Exhibit A

                              [FORM OF ASSIGNMENT]


                   (To be executed by the registered holder if
                  such holder desires to transfer the Warrant)


                  FOR  VALUE  RECEIVED,  _______________________________  hereby sells, assigns and transfers unto

_______________________________________________________________________________

the accompanying Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint attorney, to transfer the accompanying Warrant on the books of the Company of such Warrant, with full power of substitution.

Dated: _____________________, ______________.


                                     [HOLDER OF WARRANT]



                                     By ________________________________________



                                     NOTICE

                  The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]


                   (To be executed by the registered holder if
                  such holder desires to exercise the Warrant)


To TELEBANC FINANCIAL CORPORATION

         The undersigned hereby irrevocably elects to exercise the accompanying Warrant to purchase shares of Common Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:


________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)


If such number of shares of Common Stock shall not be all the shares of Common Stock purchasable upon the exercise of the accompanying Warrant, a new Warrant for the balance of such remaining shares of Common Stock shall be registered in the name of and delivered to:


________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)


Dated: _____________________, ______________.


                                      [HOLDER OF WARRANT]



                                      By _______________________________________

                                     NOTICE

                  The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT D

                          [FORM OF CONTINGENT WARRANT]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THAT ACT AND SUCH LAWS. IN ADDITION, THE TRANSFERABILITY OF THIS SECURITY IS SUBJECT TO THE PROVISIONS OF A $29,900,000 UNIT PURCHASE AGREEMENT AMONG THE ISSUER AND THE PURCHASERS OF THE ISSUER'S SECURITIES THEREUNDER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER'S PRINCIPAL EXECUTIVE OFFICE AT 1111 N. HIGHLAND ST., ARLINGTON, VA 22201, ATTN: PRESIDENT.


No. CWR-1                                                   [February ___], 1997


                         TELEBANC FINANCIAL CORPORATION
                    CONTINGENT COMMON STOCK PURCHASE WARRANT

         [     ] shares of  Common  Stock, $.01 par  value per share, subject to adjustments as set forth herein.

         This Contingent Common Stock Purchase Warrant certifies that [ ] (the "Purchaser") or registered assigns, is entitled at any time on or after the date on which an Exercise Event, (as described in Section 1.01(a) hereof) occurs and prior to 5:00 p.m. (New York, New York time) on the Expiration Date, to purchase from TeleBanc Financial Corporation, or any successor thereto (the "Company"), up to an aggregate of [ ] fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Exercise Price"). The number of shares of Common Stock that may be purchased upon exercise of this Contingent Warrant set forth above, and the Exercise Price per share of Common Stock set forth above, are subject to adjustment as hereinafter provided.

         This Contingent Warrant is issued pursuant to that certain $29,900,000 Unit Purchase Agreement, dated as of February 19, 1997, among the Company and certain Persons named therein (the "Purchase Agreement"), and it is subject to all of the terms, provisions and conditions thereof, which Purchase Agreement is hereby incorporated herein by reference and made a part hereof and to which Purchase Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holder of this Contingent Warrant. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement. Copies of the Purchase Agreement are on file at the office of the Company as set forth herein.

1.       EXERCISE OF CONTINGENT WARRANTS; EXERCISE PRICE

         1.01.             Exercise of Contingent Warrants.

                  (a) Exercise Events. The holder of this Contingent Warrant may exercise the rights evidenced hereby in whole or in part, at any time prior to the Expiration Date, upon or after the occurrence of any of the following events (each, an "Exercise Event"):

                    (i) a Change of Control transaction (as defined in the Purchase Agreement); or

                    (ii) [February ____], 2002.

                  (b) Manner of Exercise. Upon the occurrence of any Exercise Event, the number of shares of Common Stock which are purchasable upon the exercise of this Contingent Warrant shall be determined in accordance with
Section 4 hereof. Thereafter, the holder of this Contingent Warrant may exercise the rights evidenced hereby in whole or in part, by surrender of this Contingent Warrant, with an election to purchase (a form of which is attached hereto in Exhibit A) attached thereto duly executed, to the Company at its office referred to in Section 6.03 hereof, together with payment of the Exercise Price (payable as set forth below) for each share of Common Stock as to which this Contingent Warrant is exercised. The Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company, (b) by delivery of Contingent Warrants to the Company for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable upon exercise of each Contingent Warrant any holder thereof so delivers for cancellation, such holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of such Contingent Warrant at such time multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Fair Market Value per share of Common Stock at such time or (c) by cancellation of amounts outstanding (whether in respect of principal or interest) under the Notes in an amount equal to the aggregate Exercise Price for the shares of Common Stock to be purchased on such date and delivery of such Notes to the Company for cancellation and reissuance in the appropriate lesser principal amount.

         1.02. Issuance of Common Stock. Upon timely receipt of this Contingent Warrant, with the form of election to purchase duly executed, accompanied by payment of the Exercise Price for each of the shares to be purchased in the manner provided in Section 1.01 and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 2.03 hereof), the Company shall thereupon promptly cause certificates for the number of shares of Common Stock then being purchased to be delivered to or upon the order of the registered holder of this Contingent Warrant.

         1.03. Unexercised Contingent Warrants. In case the registered holder of this Contingent Warrant shall purchase less than all the shares of Common Stock purchasable thereunder, a new Contingent Warrant evidencing the right to purchase the remaining shares of Common Stock thereunder shall be issued by the Company to the registered holder of this Contingent Warrant or to its duly authorized assigns.

         1.04. Common Stock Record Date. Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of this Contingent Warrant shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated the date upon which this Contingent Warrant was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Exercise Price (and any applicable transfer taxes, if payable by such Person) was made in accordance with the terms hereof. Prior to exercise, the holder of this Contingent Warrant shall not be entitled to any rights of a stockholder of the Company with respect to the shares for which this Contingent Warrant shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions (except as otherwise provided in the Purchase Agreement) and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in any other applicable agreement between the Company and such holder.

2.       RESERVATION OF COMMON STOCK; TRANSFER TAXES

         2.01. Reservation of Common Stock. Subject to the shareholder vote referred to in Section 5.18 of the Purchase Agreement, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Contingent Warrants, such number of its shares of Common Stock as shall from time to time be the maximum amount which may be required to effect the exercise of all outstanding Contingent Warrants, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all then outstanding Contingent Warrants, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         2.02.  Common Stock to be Duly  Authorized  and Issued,  Fully Paid and
Nonassessable. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Contingent Warrants, at the time of delivery of the certificates for such shares, shall be duly and validly authorized and issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

         2.03. Transfer Taxes. The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery of (a) each Contingent Warrant and (b) each share of Common Stock issued upon the exercise of any Contingent Warrant. The Company shall not, however, be required to (y) pay any transfer tax that may be payable in respect of the transfer or delivery of Contingent Warrants or the issuance or delivery of certificates for shares of Common Stock in a name other than that of the registered holder of any Contingent Warrant surrendered for exercise or (z) issue or deliver any such certificates for shares of Common Stock upon the exercise of any Contingent Warrant until any such tax shall have been paid (any such tax being payable by the holder of such Contingent Warrant at the time of surrender).

3.       ANTIDILUTION ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF
         WARRANT SHARES; FRACTIONAL SHARES

         3.01. Mechanical Adjustments. The number of shares of Common Stock purchasable upon the exercise of this Contingent Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (a) Dividends, Subdivisions and Combinations. In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then each of the Exercise Price and the Trigger Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be proportionately adjusted to those prices determined by multiplying each of the Exercise Price and the Trigger Price in effect immediately prior to such event by a fraction, (y) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event and (z) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event. An adjustment made pursuant to this Section 3.01(a) shall become effective on the effective date of such event.

                  (b) Distribution of Property. In the event that the Company shall distribute to all holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of stock
(other than Common Stock), evidences of its indebtedness, other assets (excluding (i) any distribution or dividend resulting in a distribution pursuant to Section 3.04 and (ii) dividends referred to in Section 3.01(a)(i) hereof), or rights, options, warrants or convertible or exchangeable securities (excluding those referred to in Section 3.01(c) hereof) then in each case, the Exercise Price to be in effect after the record date in respect of which such stock, indebtedness, other assets, rights, options, warrants or securities were issued shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, (y) the numerator of which shall be the Trigger Price in effect immediately prior to such record date minus the then fair value (as determined in good faith and on a reasonable basis by the Board of Directors) of the portion of the shares of stock or assets or evidences of indebtedness so distributed or of such rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock and (z) the denominator of which shall be the Trigger Price in effect immediately prior to such record date. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of such distribution.

                  (c)      Issuances of Common Stock and Other Securities.

                           (i) In the  event  the  Company  shall  issue or sell
shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for no consideration or at a "price per share" of Common Stock lower than the Trigger Price then in effect on the date of such issuance or sale, then in each case, the Exercise Price to be in effect immediately after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (y) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully-diluted basis assuming the conversion or exercise of all then presently exercisable options, warrants, purchase rights or convertible securities) plus the number of additional shares the Aggregate Consideration Receivable (as defined below) would purchase at the Trigger Price in effect immediately prior to such issuance or sale and (z) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (calculated on a fully-diluted basis assuming the conversion or exercise of all then presently exercisable options, warrants, purchase rights or convertible securities) plus the number of additional shares of Common Stock so issued or sold (or initially issuable pursuant to such rights, options, or warrants or into which such convertible or exchangeable securities are initially convertible or exchangeable).

                           (ii) In the  case of  rights,  options,  warrants  or
convertible or exchangeable securities, the "price per share" of Common Stock referred to above shall be determined by dividing (A) the Aggregate Consideration Receivable in respect of such rights, options, warrants or convertible or exchangeable securities by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities.

                           (iii) "Aggregate  Consideration  Receivable",  in the
case of a sale of shares of Common Stock, means the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of rights, options, warrants, or convertible or exchangeable securities, means the aggregate amount paid to the Company for such rights, options, warrants or convertible or exchangeable securities, plus the aggregate consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be payable for the shares of Common Stock covered thereby.

                           (iv) In the event that the  Company  shall  issue and
sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of Common Stock and the "Aggregate Consideration Receivable", the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property.

                  (d) Consolidation and Merger. In the event that there shall be
(i) any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger in which the Company is the surviving corporation and that does not result in any reclassification or change of shares of Common Stock outstanding immediately prior to such merger), (ii) any sale or conveyance to another corporation of the property of the Company substantially as an entirety, or (iii) any reclassification of the Common Stock that results in the issuance of other securities of the Company, then, in addition to and notwithstanding any other rights provided to the holder this Contingent Warrant upon such occurrence, lawful provision shall be made as a part of the terms of such transaction so that such holder shall thereafter have the right to purchase the number and kind of shares of stock (and/or other securities, cash, property or rights) receivable upon such consolidation, merger, sale, conveyance or reclassification by a holder of such number of shares of Common Stock as such holder would have had the right to acquire upon the exercise of this

Contingent Warrant immediately prior to such consolidation, merger, sale or conveyance at the Exercise Price then in effect.

                  (e) De Minimis Changes in Exercise Price. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) of the Exercise Price; provided, however, that any adjustments that, at the time of the calculation thereof, are less than one percent (1%) of the Exercise Price at such time and by reason of this Section 3.01(e) are not required to be made at such time shall be carried forward and added to any subsequent adjustment or adjustments for purposes of determining whether such subsequent adjustments, as so supplemented, exceed the one percent (1%) amount set forth herein and, if any such subsequent adjustment, as so supplemented or otherwise, should exceed such one percent (1%) amount, all adjustments deferred prior thereto and not previously made shall then be made. In any case, all such adjustments being carried forward pursuant to this Section 3.01(e) shall be given effect upon the exercise of this Contingent Warrant by the holder hereof for purposes of determining the Exercise Price thereof and the number of shares of Common Stock then issuable upon such exercise. All calculations shall be made to the nearest one- millionth of a Dollar ($.000001).

                  (f) Adjustment of Number of Shares Issuable Pursuant to this Contingent Warrant. Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 3.01, this Contingent Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest one-thousandth) obtained by (i) multiplying the number of shares of Common Stock covered by this Contingent Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment. Subsequent to any adjustment made to the Exercise Price hereunder, this Contingent Warrant shall evidence the right to purchase, at the adjusted Exercise Price, the number of shares of Common Stock determined to be purchasable from time to time hereunder upon exercise of this Contingent Warrant, all subject to further adjustment as provided herein. Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of this Contingent Warrant, this Contingent
Warrant and any Contingent Warrants theretofore or thereafter issued in replacement hereof may continue to express the Exercise Price per share of Common Stock and the number of shares of Common Stock that were expressed upon the initial issuance of this Contingent Warrant under the Purchase Agreement.

                           (g) Miscellaneous. Adjustments shall be made pursuant
to this Section  3.01  successively  whenever  any of the events  referred to in
Section 3.01(a) through Section 3.01(d), inclusive, hereof shall occur. If this Contingent Warrant shall be exercised subsequent to the record date for any of the events referred to in any such Section, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of this Contingent Warrant on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other securities or assets that it would have owned or been entitled to receive on such effective date had this Contingent Warrant been exercised prior to such record date. Shares of Common Stock owned by or held for the account of the Company shall not, for purposes of the adjustments set forth in this Section 3.01 be deemed outstanding.

                  (h) Expiration of Rights, Options, etc. Upon the expiration of any rights, options, warrants or conversion or exchange privileges referred to above in this Section 3.01, without the full exercise thereof, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Contingent Warrant shall, upon such expiration, be readjusted and shall thereafter be such as such Exercise Price and such number of shares of Common Stock would have been had they been originally adjusted as if (i) the only shares of Common Stock available to be purchased upon exercise of such rights, options, warrants or conversion or exchange privileges were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such rights, options, warrants or conversion of exchange privileges.

                  (i) Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3.01, the holder of this Contingent Warrant shall become entitled to purchase any securities of the Company other than shares of Common Stock, the number or amount of such other securities so purchasable and the purchase price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in Section 3.01(a) through
Section 3.01(d),  inclusive,  and all other relevant  provisions of this Section
3.01 that are applicable to shares of Common Stock shall be applicable to such other securities.

                  (j) Notice of Adjustment. Whenever the number of shares of Common Stock issuable upon the exercise of this Contingent Warrant or the Exercise Price in respect thereof is adjusted, as herein provided, the Company shall promptly give to the holder of this Contingent Warrant, notice of such adjustment or adjustments and shall promptly deliver to such holder a certificate of the Company's chief financial officer setting forth (i) the number of shares of Common Stock issuable upon the exercise of this Contingent Warrant and the Exercise Price of such shares after such adjustment, (ii) a brief statement of the facts requiring such adjustment, and (iii) the computation by which such adjustment was made. So long as this Contingent Warrant is outstanding, within 90 days of the end of each fiscal year of the Company, the Company shall deliver to the holder a certificate of a firm of independent public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth (A) the number of shares of Common Stock issuable upon the exercise of this Contingent Warrant and the Exercise Price of such shares as of the end of such fiscal year, (B) a brief statement of the facts requiring each such adjustment required to be made in such fiscal year and (c) the computation by which each such adjustment was made.

         3.02. Elimination of Fractional Interests. The Company shall not be required upon the exercise of this Contingent Warrant to issue stock certificates representing fractions of shares of Common Stock, but shall instead pay in cash, in lieu of any fractional shares of Common Stock to which such holder would otherwise be entitled if such fractional shares were issuable, an amount equal to the Fair Market Value per share of Common Stock as of the date of such exercise.

         3.03. Right of Action. All rights of action in respect of the Contingent Warrants are vested in the respective registered holders of the Contingent Warrants and any registered holder of any Contingent Warrant, without the consent of the holder of any other Contingent Warrant, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Contingent Warrants held by it in the manner provided therein.

         3.04. Distributions. In the event that the Company shall distribute to all holders of shares of Common Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) cash or cash equivalents, then in each case the holders of the Contingent Warrants shall be entitled to receive from the Company the same amount of cash or cash equivalents that would have been distributed to such holders if such Contingent Warrants had been exercised immediately prior to the record date for such distribution. Such distribution to the holders of the Contingent Warrants shall be made whenever any such distribution is made to the holders of shares of Common Stock.

         3.05. Exceptions to Antidilution Adjustments. Notwithstanding the foregoing, no adjustments shall be made under Section 3.01 in respect of (a) up to 757,230 shares of Common Stock, or options exercisable therefor, issued to directors, officers or employees of or consultants to the Company or any Subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, employee stock ownership plan, stock purchase agreement, stock plan, stock restriction agreement, or consulting agreement or such other options, arrangements, agreements or plans approved by the Board of Directors, (b) up to 120,000 shares of Common Stock pursuant to the Additional Options, (c) up to 162,461 shares of Common Stock to be issued in connection with the Company's pending acquisition of Arbor Capital Partners, Inc., (d) up to 24,201 shares of Common Stock pursuant to the Arbor Option, (e) up to 198,088 shares of Common Stock issuable pursuant to the exercise of the Warrants, (f) up to 205,563 shares of Common Stock issuable pursuant to the exercise of the Contingent Warrants; (g) up to 345,000 shares of Common Stock issuable pursuant to the exercise of Public Warrants; and (h) shares of Common Stock issued in connection with Acquisitions approved by the Board of Directors, at a price no less than the fair market value therefor (as determined in good faith by the Board of Directors), provided that such shares are issued to such Person or its holders in the Acquisition.

4.       ADJUSTMENT OF NUMBER OF WARRANT SHARES BASED ON RETURN ON
         UNITS

         4.01. Adjustment Formula. Upon the first occurrence of an Exercise Event, the number of shares of Common Stock which are purchasable upon the exercise of this Contingent Warrant shall be definitively adjusted so as to equal that number of shares of Common Stock which results in an annual internal rate of return ("Annual IRR") (calculated in the manner provided below) on each Unit purchased by the initial holder under the Purchase Agreement which is equal to at least 25%; provided that the number of shares of Common Stock which are purchasable upon the exercise of this Contingent Warrant shall not exceed that number obtained by multiplying 6.875 by the number of Units purchased by the initial holder hereof under the Purchase Agreement (except as such number would be increased in accordance with the adjustments made pursuant to Section 3.01 hereof).

         For purposes of the initial calculation of the Annual IRR in order to determine whether any shares of common stock are to be issued upon the exercise of the Contingent Warrants, the value of the unexercised Contingent Warrants shall be deemed to be zero.

         4.02. Internal Rate of Return Calculation. For purposes of this Section 4, the internal rate of return ("IRR") shall be determined as of the date of the first occurrence of an Exercise Event (the "Determination Date") and shall be equal to the discount rate calculated on a daily basis at which the sum of the present values as of the Closing Date of (a) all amounts paid or distributed from the Closing through the Determination Date by the Company in respect of the Units, whether in cash or in kind and whether in respect of interest, principal, premium, dividends, redemption payments, liquidation preference amounts or otherwise, but excluding stock, indebtedness, rights, options, warrants and other securities of the Company, and the value of noncash distributions shall be such value as of the date of distribution, (b) the market value (determined in the manner set forth below) as of the Determination Date of stock, indebtedness, rights, options, warrants and other securities of the Company or any successor issued or distributed after the Closing on or with respect to the Units (including, without limitation, shares of Common Stock issued through the Determination Date as dividends on the Preferred Shares) but excluding any such stock or securities issued pursuant to the exercise of Warrants and the conversion of Preferred Shares before the Determination Date and (c) the market value of the Units as of the Determination Date (determined in the manner set forth below), equals $29,900,000. For purposes of calculating the IRR, all cash flows will be assumed to have taken place as of the close of business on the day on which they were made. The IRR will then be expressed as the Annual IRR by compounding the IRR by the number of days in a year assuming a 365.25 day year. The mathematical conversion of the IRR to the Annual IRR will be calculated by (a) raising the sum of one (1) plus the IRR, to a power equal to the number of days in a year (365.25) and (b) subtracting one (1) from such number as follows: Annual IRR = ((1 + IRR)365.25 - 1). The market value of the Units shall be equal to the aggregate market values of the Notes, the Preferred Stock, the Warrants and the Contingent Warrants as of the Determination Date. The market value of the Notes and all other instruments of indebtedness distributed in respect of the Units shall be equal to the outstanding principal amount as of the Determination Date of the Notes or other instruments of indebtedness, respectively, that are outstanding on such date, together with all accrued but unpaid interest thereon. The market value of the Preferred Stock outstanding (or which has been converted into Common Stock) as of the Determination Date shall be equal to the greater of
(a) the Liquidation Preference of the Preferred Stock determined as set forth in the Certificate of Designation, or (b) the fair market value of the Common Stock (as defined below) which may be obtained upon the conversion thereof; provided that if the Preferred Stock has been automatically converted into Common Stock at the option of the Company, the market value therefor shall be equal to the fair market value of the Common Stock which may be obtained upon the conversion thereof. The market value of the Warrants, the Contingent Warrants, and any other rights, options, warrants or other securities issued by the Company in respect of the Units (whether or not any Warrant or other security has previously been exercised) shall be equal to the fair market value of the Common Stock which may be obtained upon the conversion or exercise thereof, minus the exercise price (if any) of the Warrants, the Contingent Warrants, or such other rights, options, warrants or other securities, respectively. The fair market value of the Common Stock used in determining the market value of the Warrants, the Contingent Warrants, the market value of the Preferred Stock, and any other rights, options, warrants or other securities issued by the Company in respect of the Units, as the case may be, shall be determined based upon either (a) the average of the actual closing sales price per share of the Common Stock as listed on NASDAQ or any other national securities exchange, on which the Common Stock is listed for the thirty consecutive trading days immediately preceding the Determination Date or (b) if the Common Stock is no longer listed on NASDAQ or any other national securities exchange, the value per share determined on a good faith and reasonable basis by an independent nationally recognized investment bank firm (an "Independent Appraiser") jointly selected and mutually agreed upon by the Board of Directors of the Company and the holders of at least a majority of the then outstanding Contingent Warrants, to prepare an independent appraisal of the fair market value of the Common Stock; provided that the value determined by the Independent Appraiser may be challenged in an arbitration proceeding at the instigation of the holders of a majority of the then outstanding Contingent Warrants, the outcome of which proceeding shall be binding on the holders of the Contingent Warrants and the Company, and the cost of which proceeding shall be borne equally by the holders of the Contingent Warrants and the Company.

5.       DEFINITIONS AND ACCOUNTING TERMS

         As used herein, the following terms shall have the following meanings:

                  "Company" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Contingent Warrant" shall mean this Contingent Warrant and all other Contingent Warrants issued by the Company pursuant to the Purchase Agreement, together with all Contingent Warrants issued in exchange, transfer or replacement thereof.

                  "Determination Date" shall have the meaning assigned to such term in Section 4.02.

                  "Exercise Event" shall have the meaning assigned to such term in Section 1.01.

                  "Exercise Price" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Expiration Date" shall mean the later of (a) February [___], 2002, or (b) 30 days following the completion of all evaluations referred to in
Section 4.02.

                  "Internal Rate of Return" shall have the meaning assigned to such term in Section 4.02.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations System.

                  "Public Offering" shall mean a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of shares of the Company's Common Stock.

                  "Purchaser" shall have the meaning assigned to such term in the introductory sentence hereof.

                  "Trigger Price" shall mean the greater of (a) the Fair Market Value of the Common Stock, or (b) $13.50.

                  "Warrants" shall have the meaning assigned to such term in the Purchase Agreement and shall include Warrants issued in exchange, transfer or replacement thereof.

                  "Warrant Shares" shall mean any shares of Common Stock that are issuable upon the exercise of any Contingent Warrant.

6.       MISCELLANEOUS

         6.01. No Waiver; Cumulative Remedies. No failure or delay on the part of the holder of this Contingent Warrant in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         6.02. Amendments, Waivers and Consents. Any provision in this Contingent Warrant to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to the Contingent Warrants may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from the holders of at least a majority of the Warrant Shares, and (b) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that no consents shall be effective (i) to amend any of the provisions of the Contingent Warrants pertaining to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of any Contingent Warrant or (ii) to reduce the percentage in interest of the Warrant Shares the consent of the holders of which is required under this Section 6.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         6.03. Addresses for Notices. Any notice, demand, request, waiver or other communication hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier (with confirming copy sent by a nationally recognized express overnight courier service) or on the first business day after mailing if mailed to the party to notice is given, by a nationally recognized courier service and addressed as follows:

         To the Company:    TeleBanc Financial Corporation
                            1111 North Highland Street
                            Arlington, Virginia 22201
                            Attn: President

         With a copy to:    Hogan & Hartson, L.L.P
                            555 Thirteenth Street, N.W.
                            Washington, D.C. 20004
                            Attention: Stuart G. Stein, Esq.

         To any holder:     At its address set forth on the record books of the
                            Company

         With a copy to:    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                            Goodwin Square
                            225 Asylum Street
                            Hartford, CT 06103
                            Attn: Edward A. Reilly, Jr., Esq.

         6.04. Binding Effect; Assignment. This Contingent Warrant shall be binding upon and inure to the benefit of each of the Company and the holder hereof and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein.

         6.05. Severability. The provisions of this Contingent Warrant are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Contingent Warrant shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Contingent Warrant; but the terms of this Contingent Warrant shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         6.06. Governing Law. THIS CONTINGENT WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS.

         6.07. Headings. Article, section and subsection headings in this Contingent Warrant are included herein for convenience of reference only and shall not constitute a part of this Contingent Warrant for any other purpose.

         6.08. Specific Enforcement. The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Contingent Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holder hereof shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Contingent Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which it may be entitled at law or equity.

         6.09. Notices of Record Date. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b)  any   capital   reorganization   of  the   Company,   any
reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then and in each such event the Company shall mail or cause to be mailed to the holder of this Contingent Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be sent by overnight courier, hand delivery or facsimile at least twenty (20) days prior to the date specified in such notice on which such action is to be taken.


         WITNESS the signature of the proper officer of the Company as of the date first above written.

                                     TELEBANC FINANCIAL CORPORATION



                                     By _______________________________________
                                         Name:
                                         Title:
ATTEST:



[Assistant] Secretary

                                    Exhibit A

                              [FORM OF ASSIGNMENT]


                   (To be executed by the registered holder if
             such holder desires to transfer the Contingent Warrant)


                  FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto

________________________________________________________________________________


the accompanying Contingent Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ _______________ attorney, to transfer the accompanying Contingent Warrant on the books of the Company of such Contingent Warrant, with full power of substitution.

Dated:  ___________________, _____________.


                                      [HOLDER OF CONTINGENT WARRANT]



                                      By ______________________________________



                                     NOTICE

                  The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Contingent Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]


                   (To be executed by the registered holder if
             such holder desires to exercise the Contingent Warrant)


TELEBANC FINANCIAL CORPORATION

         The undersigned hereby irrevocably elects to exercise the accompanying Contingent Warrant to purchase shares of Common Stock issuable upon the exercise of such Contingent Warrant and requests that certificates for such shares be issued in the name of:


________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)


If such number of shares of Common Stock shall not be all the shares of Common Stock purchasable upon the exercise of the accompanying Contingent Warrant, a new Contingent Warrant for the balance of such remaining shares of Common Stock shall be registered in the name of and delivered to:


________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)


Dated:  ____________________, ______________.

                                         [HOLDER OF CONTINGENT WARRANT]



                                         By ____________________________________

                                     NOTICE

                  The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Contingent Warrant or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT E

                                                           _______________, 1997


[Purchasers]

               RE: $29,900,000 UNIT PURCHASE AGREEMENT DATED AS OF FEBRUARY 19, 1997 AMONG TELEBANC FINANCIAL CORPORATION AND THE PURCHASERS LISTED THEREIN

Ladies and Gentlemen:

     This firm has acted as special counsel to TeleBanc Financial Corporation, a Delaware corporation (the "Company"), in connection with the $29,900,000 Unit Purchase Agreement dated as of February 19, 1997, among the Company and the Purchasers of the Company's Securities listed therein (the "Agreement"). This opinion letter is furnished to you pursuant to the requirements set forth in
Section 4.12 of the Agreement in connection with the Closing thereunder on the date hereof. Capitalized terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless otherwise defined herein.

     For purposes of this opinion letter, we have examined copies of the following documents:

     1.   An executed copy of the Agreement.

     2.   An executed copy of the Transfer Restriction Agreement.

     3. An executed copy of the Acquisition Agreement by and among the Company, MET Holdings Corporation, William M. Daugherty and Arbor Capital Partners, Inc. dated as of February 19, 1997 (the "Arbor Agreement").

     4. The Amended and Restated Certificate of Incorporation of the Company with all amendments thereto, as certified by the Secretary of State of the State of Delaware on February __, 1997, and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

     5. The Bylaws of the Company, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

[Purchasers]
February __, 1997
Page 2


     6. A certificate of good standing of the Company issued by the Secretary of State of the State of Delaware, dated February __, 1997.

     7. A certificate of foreign qualification of the Company issued by the State Corporation Commission of the Commonwealth of Virginia, dated February __, 1997.

     8. A certificate issued by the Office of Thrift Supervision (the "OTS") as to the Company's status as a registered savings and loan holding company, dated February __, 1997.

     9. Certain resolutions of the Board of Directors of the Company, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating to prior stock issuances, reservation of stock and the stock record books of the Company.

     10. The federal stock charter of TeleBank, as certified by the OTS on February __, 1997, and as certified by the Secretary of TeleBank on the date hereof as being complete, accurate and in effect.

     11. The Bylaws of TeleBank, as certified by the Secretary of TeleBank on the date hereof as being complete, accurate and in effect.

     12. A certificate of corporate existence of TeleBank issued by the OTS, dated February __, 1997.

     13. A letter, dated February __,1997, of the Senior Vice President of the Federal Home Loan Bank of Atlanta as to the good standing and membership in the Federal Home Loan Bank of Atlanta of TeleBank.

     14. A certificate as to insurance of deposit accounts of TeleBank issued by the Secretary of the Federal Deposit Insurance Corporation, dated February __, 1997.

     15. Certain resolutions of the Board of Directors of TeleBank, as certified by the Secretary of TeleBank on the date hereof as being complete, accurate and in effect, relating

[Purchasers]
February __, 1997
Page 3

          to prior stock issuances and the stock record books of TeleBank.

     16. The Certificate of Incorporation of TeleBanc Servicing Corporation ("TeleBanc Servicing") with all amendments thereto, as certified by the State Corporation Commission of the Commonwealth of Virginia on February __,1997, and as certified by the Secretary of TeleBanc Servicing on the date hereof as being complete, accurate and in effect.

     17. The Bylaws of TeleBanc Servicing, as certified by the Secretary of TeleBanc Servicing on the date hereof as being complete, accurate and in effect.

     18. A certificate of good standing of TeleBanc Servicing issued by the State Corporation Commission of the Commonwealth of Virginia, dated February __, 1997.

     19. Certain resolutions of the Board of Directors of the Company adopted by unanimous consent on February __, 1997, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Agreement and the Related Agreements and arrangements in connection therewith.

     20. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

     21. A certificate of certain officers of the Company, dated February __, 1997, as to certain facts relating to the Company, TeleBank and TeleBanc Servicing.

     22. A certificate of the Secretary of the Company, dated February __, 1997, as to the incumbency and signatures of certain officers of the Company.

     23.  Hogan & Hartson L.L.P. litigation docket.

     We have not, except as specifically identified above, made any independent review or investigation of factual or other matters, including the organization, existence, good standing, assets, business or affairs of the Company, TeleBank or TeleBanc Servicing. In our examination of the Agreement, the Related Agreements and the aforesaid certificates, records,

[Purchasers]
February __, 1997
Page 4

documents and agreements, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all documents submitted to us, the authenticity of all original documents and the conformity to authentic original documents of all documents submitted to us as copies (including telecopies). We also have assumed the accuracy, completeness and authenticity of the foregoing certifications (of public officials, governmental agencies and departments, corporate officers and individuals) and statements of fact, on which we are relying, and have made no independent investigations thereof. In rendering the following opinions we have relied as to factual matters, without independent investigation, upon the representations, warranties and certifications made by the Company in or pursuant to the Agreement, the Related Agreements and the Arbor Agreement and upon the officers' certificate identified in Paragraph 21 above. This opinion letter is given, and all statements herein are made, in the context of the foregoing.

     As used in this opinion letter, the phrase "to our knowledge" means the actual knowledge (that is, the conscious awareness of facts or other information) of lawyers in the firm who have given substantive legal attention to representation of the Company in connection with the Agreement.

     For the purposes of this opinion letter, we have assumed that (i) each other party to the Agreement and the Related Agreements (other than the Company) has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under the Agreement and the Related Agreements, (ii) each of such other parties has duly authorized, executed and delivered the Agreement and the Related Agreements,
(iii) each of such other parties is validly existing and in good standing in all necessary jurisdictions, (iv) the Agreement and the Related Agreements constitute valid and binding obligations, enforceable against each of such other parties in accordance with their respective terms and (v) there has been no material mutual mistake of fact or misunderstanding or fraud, duress or undue influence, in connection with the negotiation, execution or delivery of the Agreement and/or the Related Agreements.

     For the purposes of this opinion letter, we also have assumed that (i) each other party to the Arbor Agreement (other than the Company) has all requisite power and authority under all applicable laws, regulations and governing documents to execute, deliver and perform its obligations under the Arbor Agreement, (ii) each of such other parties has duly authorized, executed and delivered the Arbor Agreement, (iii) each of such

[Purchasers]
February __, 1997
Page 5

other parties is validly existing and in good standing in all necessary jurisdictions, (iv) the Arbor Agreement constitutes a valid and binding obligation, enforceable against each of such other parties in accordance with its terms and (v) there has been no material mutual mistake of fact or misunderstanding or fraud, duress or undue influence, in connection with the negotiation, execution or delivery of the Arbor Agreement.

     This opinion letter is based as to matters of law solely on applicable provisions of (i) the General Corporation Law of the State of Delaware, as amended (the "Delaware Corporation Law"), (ii) Delaware contract law (but not including any statutes, ordinances, administrative decisions, rules or regulations of any political subdivision of the State of Delaware), (iii) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and (iv) Sections 10 and 5 of the Home Owners' Loan Act of 1933, as amended (the "HOLA"), and we express no opinion as to any other laws, statutes, ordinances, rules or regulations (such as state securities laws or regulations, antitrust or unfair competition laws or regulations or tax laws or regulations).

     Based upon, subject to and limited by the foregoing, we are of the opinion that:

     (a) The Company was incorporated, and is validly existing and in good standing as of the date of the certificate specified in Paragraph 6 above, under the laws of the State of Delaware. The Company has the corporate power and corporate authority under its Amended and Restated Certificate of Incorporation and the Delaware Corporation Law to own, lease and operate its current properties and to transact the business in which it is engaged as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

     (b) The Company is authorized to transact business as a foreign corporation in the Commonwealth of Virginia as of the date of the certificate specified in Paragraph 7 above.

     (c) The Company has the corporate power and corporate authority under its Amended and Restated Certificate of Incorporation and the Delaware Corporation Law to execute and deliver the Agreement and the Related Agreements and to perform its obligations thereunder. The execution, delivery and performance as of the date hereof by the Company of the Agreement and the Related Agreements have been duly authorized by all necessary corporate action of the Company.

[Purchasers]
February __, 1997
Page 6



     (d) TeleBank is a wholly owned subsidiary of the Company. TeleBank was organized and is validly existing as of the date of the certificate specified in Paragraph 12 above, under the laws of the United States.

     (e) TeleBanc Servicing was incorporated, and is validly existing and in good standing as of the date of the certificate specified in Paragraph 18 above, under the laws of the Commonwealth of Virginia.

     (f) The Company is a savings and loan holding company registered with the OTS under the HOLA as of the date of the certificate specified in Paragraph 8 above. TeleBank is a federal savings bank chartered by the OTS under the laws of the United States as of the date of the certificate specified in Paragraph 10 above. TeleBank is a member in good standing of the Federal Home Loan Bank of Atlanta as of the date of the letter specified in Paragraph 13 above, and has its deposit accounts insured by the FDIC to the maximum extent permitted by the FDIC as of the date of the certificate specified in Paragraph 14 above.

     (g) The authorized capital stock of the Company consists of (i) 3,500,000 shares of Common Stock, of which 2,049,500 shares are issued and outstanding, 437,230 shares are reserved for issuance pursuant to options under the Company's 1994 Stock Option Plan and otherwise, and 345,000 shares are reserved for issuance upon conversion of warrants, and (ii) 500,000 shares of Preferred Stock, of which 29,900 shares have been designated Series A Preferred Stock, (18,850 of which are to be issued to the Purchasers), 29,900 shares have been designated Series B Preferred Stock (4,050 of which are to be issued to the Purchasers), and 7,000 of which have been designated Series C Preferred Stock (7,000 of which are to be issued to the Purchasers). To our knowledge, there are no other shares of capital stock of the Company outstanding. To our knowledge, the Company has not issued any other outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company. To our knowledge, except as contemplated by the Agreement, the Related Agreements and as disclosed in the schedules thereto, (i) the Company has no outstanding registration rights and (ii) the Company is not a party to any voting agreement with respect to its capital stock. Subject to the vote of stockholders and the filing of an amendment to the Company's Amended and Restated Certificate of Incorporation referred to in Paragraph (h) below, 1,199,743 shares of Common Stock will have been reserved for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, 198,088 shares of Common Stock will have been

[Purchasers]
February __, 1997
Page 7

reserved for issuance upon the exercise of the Warrants and 205,563 shares of Common Stock will have been reserved for issuance upon the exercise of the Contingent Warrants.

     (h) The Board of Directors of the Company has adopted resolutions to increase the authorized number of shares of Common Stock from 3,500,000 shares to 8,500,000 shares and, subject to (i) the approval of the stockholders of the Company and (ii) duly filing with the Secretary of State of the State of Delaware an amendment to the Amended and Restated Certificate of Incorporation of the Company, the Company will have a sufficient number of authorized but unissued shares of Common Stock to satisfy the rights of exercise of the Warrants and Contingent Warrants and the rights of conversion of the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

     (i) The Agreement and the Transfer Restriction Agreement have been duly executed and delivered on behalf of the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the Agreement and the Transfer Restriction Agreement are considered in a proceeding in equity or at law).

     (j) When issued in accordance with the provisions of the Agreement, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares will be validly issued, fully paid and non-assessable under the Delaware Corporation Law.

     (k) The Notes, the Warrants and the Contingent Warrants have been duly authorized by the Company and, when executed and delivered by the Company in accordance with the Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Agreement, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and

[Purchasers]
February __, 1997
Page 8

as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the Notes, the Warrants or the Contingent Warrants are considered in a proceeding in equity or at law).

     (l) The execution, delivery and performance as of the date hereof by the Company of the Agreement, the Related Agreements and the Arbor Agreement do not
(i) require any approval of its shareholders that has not been obtained, (ii) as to the Company, violate the Delaware Corporation Law, the Amended and Restated Certificate of Incorporation or Bylaws of the Company or Sections 10 and 5 of the HOLA, (iii) breach or constitute a default under any agreement or contract filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, or (iv) to our knowledge, result in the creation of any lien upon any of the properties of the Company pursuant to any such agreements or contracts.

     (m) In connection with the issuance and delivery today of the Securities to the Purchasers pursuant to the Agreement, it is not necessary to register the Securities under the Securities Act. We express no opinion with respect to the applicability of the registration requirements of the Securities Act or any state securities laws or other federal securities laws or the availability of an exemption therefrom with respect to any resale by the Purchasers of the Securities, which resales we understand are not contemplated. In rendering this opinion, we have relied upon the representations of the Purchasers concerning intent in purchasing the Securities as set forth in the Agreement, and representations of the Company set forth in the certificate identified in Paragraph 21 above.

     (n) Solely as to the Company and TeleBank, no approval or consent of, or registration or filing with any Delaware governmental agency or the OTS is required to be obtained or made by the Company or TeleBank in connection with the execution, delivery and performance as of the date hereof by the Company of the Agreement (other than the filings that have been made).

     (o) The Arbor Agreement has been executed by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and

[Purchasers]
February __, 1997
Page 9

as may be limited by the exercise of judicial discretion and the application of principles of equity including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the Arbor Agreement is considered in a proceeding in equity or at law).

     (p) The Notes constitute "Senior Indebtedness" (as defined in the Junior Subordinated Indenture) to the Junior Subordinated Notes.

     Based solely upon the officers' certificate identified in Paragraph 21 above and a review of this firm's litigation docket, we hereby confirm to you that, to our knowledge, there are no actions, suits or proceedings pending or threatened against the Company, or in which the Company is a party, before any court or governmental department, commission, board, bureau, agency or instrumentality that question the validity of the Agreement or any action taken or to be taken pursuant thereto, or that seek to enjoin or otherwise prevent the consummation of the transactions contemplated by the Agreement or to recover in damages or obtain other relief as a result thereof.

     The opinions expressed in Paragraphs (i), (k) and (o) above shall be understood to mean only that if there is a default in performance of an obligation, (i) if a failure to pay or other damage can be shown and (ii) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses, and to the exceptions set forth in Paragraphs (i), (k) and (o) above, the court will provide a money damage (or perhaps injunctive or specific performance) remedy.

     We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. This opinion letter has been prepared solely for your use in connection with the Closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

                             Very truly yours,



                             HOGAN & HARTSON L.L.P.

                                                                     EXHIBIT F.1


                         TRANSFER RESTRICTION AGREEMENT

         TRANSFER RESTRICTION AGREEMENT (this "Agreement"), dated as of February ____, 1997, by and among TeleBanc Financial Corporation, a Delaware corporation (the "Company"), Mitchell H. Caplan, (the "Principal") and MET Holdings Corporation ("MET" and together with the Principal, the "Shareholders") and the Purchasers signatory hereto (collectively, the "Purchasers").

         WHEREAS, pursuant to that certain $29,900,000 Unit Purchase Agreement, dated as of February 19, 1997, among the Company and the Purchasers (the "Purchase Agreement"), the Purchasers purchased Units of securities of the Company, consisting of Notes, Warrants, Preferred Shares and Contingent Warrants (each as defined in the Purchase Agreement); and

         WHEREAS, MET beneficially own an aggregate of 1,299,500 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"); and

         WHEREAS, the Principal beneficially owns options exercisable for 105,365 shares of common stock, of which 63,210 are currently vested; and

         WHEREAS, the Principal beneficially owns an aggregate of 987 shares of the Class A Common Stock , $.10 par value, 1051 shares of the Class B Common Stock, $.10 par value, and 1079 shares of the 6% Class B Serial Preferred Stock, $.10 par value, of MET (the "MET Stock"); and

         WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties hereto are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company, the parties hereby agree with each other as follows:

         1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "TeleBanc Securities" shall mean (i) any shares of Common Stock now owned or hereinafter acquired, (ii) any other equity security of the Company, (iii) any convertible debt security of the Company including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, or (vi) any other security of the Company which may be issued (or is issuable) in exchange for or in respect of the foregoing (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means); provided that in the case of the Purchasers, "TeleBanc Securities" shall be deemed to include the Units and all component securities (including but not limited to the Notes) issued pursuant to the Purchase Agreement.

                  (a) "MET  Securities"  shall mean (i) any shares of MET Stock,
(ii) any other equity security of MET, (iii) any convertible debt security of MET including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of MET, (iv) any security of MET that is a combination of debt and equity, (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of MET, or (vi) any other security of MET which may be issued (or is issuable) in exchange for or in respect of the foregoing (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

                  (c) "Common Shares" shall mean and include all shares of Common Stock now owned or hereafter acquired by the Principal or any Purchaser and all shares of Common Stock which the Principal or any Purchaser has the right to acquire from the Company upon the conversion, exercise or exchange of any rights, options, warrants or convertible or exchangeable securities of the Company by such Principal or Purchaser.

                  (d) "Securities" shall mean and include, collectively, the TeleBanc Securities and the MET Securities.

         2. Prohibited Transfers. Until the earliest of (i) the consummation of a Qualified Public Offering, (ii) the date on which all Notes are no longer outstanding or (iii) the date on which all Preferred Shares are no longer outstanding (whether through redemption or conversion into Common Stock):

                  (a) The Principal shall not sell, assign, transfer, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of (a "Transfer") all or any Securities owned by him directly, nor shall the Principal permit the Transfer of any Securities owned by his family directly, to the extent that the Securities conveyed in such Transfer, together with all Securities conveyed in all previous Transfers by the Principal following the Closing Date would exceed 10% of the Securities held by the Principal as of the Closing Date. Notwithstanding the foregoing, the Principal may Transfer (i) any and all Securities owned by him by way of gift to any member of his immediate family or to any trust for the benefit of any such family member of such Principal, provided that each such transferee shall agree in writing with the Company and the Purchasers, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement and any other agreement related to the repurchase of such Securities by which the Principal is bound to the same extent as if such transferee were the Principal, and (ii) any and all Securities owned by him by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement and any other agreement related to the repurchase of such Securities by which the Principal is bound to the same extent as if such transferee were the Principal. As used herein, the word "family" shall include any spouse or descendant. In addition, the amount of Securities held by the Principal shall be deemed to include the Securities held by such Principal's family; and

                  (b) MET shall not Transfer all or any TeleBanc Securities owned by it to the extent that the TeleBanc Securities conveyed in such transfer,  together  with  all  TeleBanc  Securities  conveyed  in all  previous
Transfers by MET following the Closing Date would exceed 10% of TeleBanc Securities held by MET as of the Closing Date, provided however, that MET may Transfer in excess of such 10% of TeleBanc Securities held by it (i) to the extent that such TeleBanc Securities or the proceeds of the Transfer of such TeleBanc Securities are used for the redemption, repurchase or other reacquisition by MET of MET Stock from shareholders of MET other than the Principal or David A. Smilow or (ii) pursuant to a liquidation of MET.

         3. Agreement by Shareholders to Exchange Common Shares Upon a Change of Control. In the event that there is a Change of Control while any Preferred Shares are outstanding and the Company does not have enough authorized but unissued shares of Common Stock to satisfy the rights of the holders of the Preferred Shares to convert all such Preferred Shares into Common Stock, each of the Shareholders jointly and severally agrees, for each Preferred Share which the holder thereof is unable to convert, to exchange with such holder, that number of shares of Common Stock which such holder would be otherwise able to receive upon the conversion of such Preferred Share in accordance with its terms. In addition, each Shareholder agrees (a) to convert any shares of Series A Preferred Stock received upon such exchange into shares of Series B Preferred Stock immediately and to convert such shares into shares of Common Stock as soon as additional shares of Common Stock are authorized and (b) to return any dividends received on any shares of Preferred Stock to the Company.

         4.     First Offer on Sales of TeleBanc Securities Owned by Purchasers.

                  (a) Sales to Third Parties. If at any time prior to [February ___], 1999, any Purchaser desires to transfer all or any part of his or its TeleBanc Securities in a privately-negotiated transaction pursuant to a bona fide offer from a third party (the "Proposed Buyer"), such Purchaser shall first submit, in accordance with the notice provisions of Section 7 hereof, a written offer (the "Offer") to sell such TeleBanc Securities (the "Offered Securities") to the other Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which such Purchaser proposes to sell such Offered Securities to the Proposed Buyer.

                  The Offer shall disclose the identity of the Proposed Buyer, the number and class of Offered Securities proposed to be sold, the total amount of TeleBanc Securities owned by such Purchaser, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the other Purchasers, as amongst themselves, may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Securities for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

                  (b) Right of First Refusal. Each non-selling Purchaser shall have the absolute right to purchase that number of the Offered Securities (its "Pro Rata Fraction") as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of Common Shares (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then owned by such Purchaser and the denominator of which shall be the aggregate number of Common Shares (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then owned by all Purchasers. The Purchasers shall have a right of oversubscription such that if any non-selling Purchaser fails to accept the Offer as to its Pro Rata Fraction, the remaining Purchasers shall, among them, have the right to purchase up to the balance of the Offered Securities not so purchased. Such right of oversubscription may be exercised by any Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Securities available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions, or as they may otherwise agree among themselves.

                  If any Purchaser desires to purchase all or any of the Offered Securities, such Purchaser shall deliver a written notice of its election to purchase such TeleBanc Securities to such selling Purchaser, the Company and each other Purchaser, which notice shall state the number of Offered Securities such Purchaser desires to purchase and shall be delivered in person or mailed to the selling Purchaser, the Company and each other Purchaser within 30 days of the date of receipt by such Purchaser of the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to and purchase by such Purchaser of that number of Offered Securities as determined by its Pro Rata Fraction, subject to any right of oversubscription described in this Section 4(b), on the terms of the Offer. The closing of the sale of Offered Securities to each such Purchaser pursuant to this Section 4(b) shall be made at the offices of the Company on such date as may be agreed by each such selling Purchaser and the purchasing Purchasers, but no later than the 60th day following the date the Offer is received by the purchasing Purchasers. Such sale shall be effected by such selling Purchaser's delivery to each such purchasing Purchaser of a certificate(s) evidencing the Offered Securities to be purchased by each such Purchaser, duly endorsed for transfer, against payment to such selling Purchaser of the purchase price by each such purchasing Purchaser. The exercise or nonexercise by any Purchaser of its rights pursuant to this Section 4 shall be without prejudice to its rights under this Section 4 to any future sale of TeleBanc Securities.

                  (c) Sales to Proposed Transferee. If the other Purchasers do not purchase all of the Offered Securities, the Offered Securities not so purchased may be sold by the selling Purchaser at any time within 90 days after the date the Offer was made, subject to the provisions of this Section 4. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Securities not sold within the permitted time period shall continue to be subject to the requirements of a prior offer pursuant to this Section 4. If Offered Securities are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the
Offered Securities so sold shall no longer be subject to any of the restrictions, or entitled to any of the benefits, imposed by this Agreement.

                  (d) Transfer to Affiliates. Notwithstanding the foregoing, (i) any Purchaser may freely sell, transfer or otherwise dispose its TeleBanc Securities, (A) if the Purchaser is organized as a partnership, to (i) any general partner of the such partnership, (ii) any limited partner of such partnership, or any subsidiary or affiliated funds or any (iii) any subsidiary or affiliated funds or (B) if the Purchaser is organized as a corporation, to any affiliate of such Purchaser.

         5. Term. The rights and obligations of the Company, each Shareholder and each Purchaser under this Agreement shall terminate on the date of a Qualified Public Offering.

         6. Specific Enforcement. Because the TeleBanc Securities can not be readily purchased or sold in the open market, each Shareholder expressly agrees that the Purchasers and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder, the Purchasers and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         7. Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, registered or certified, return receipt requested), or by registered or certified mail, postage prepaid return receipt requested, addressed to such party at the address set forth on Exhibit

A hereto or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties.

         All such notices provided in accordance with this Section 7 shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier (with confirming copy sent by a nationally recognized express overnight courier service) or on the first business day after mailing if mailed to the party to whom notice is given, by a nationally recognized courier service.

         8. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by (a) Shareholders holding at least a majority of the Common Shares held by Shareholders and (b) Purchasers holding at least a majority of the TeleBanc Securities held by Purchasers.

         9. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

         10. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         11. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be reformed, construed and enforced as if any such illegal, invalid or unenforceable provision were not contained herein.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                         TELEBANC FINANCIAL CORPORATION


                         By:      __________________________________________
                                  Name:
                                  Title:

                PURCHASERS:

                         CONNING INSURANCE CAPITAL LIMITED
                          PARTNERSHIP III

                         By:      Conning Investment Partners Limited
                                  Partnership III, Its General Partner

                         By:      Conning & Company, Its General Partner



                         By:      _____________________________________
                                  Name:
                                  Title:


                         CONNING INSURANCE CAPITAL
                          INTERNATIONAL PARTNERS III, L.P.

                         By:      Conning Investment Partners Limited
                                  Partnership III, Its General Partner

                         By:      Conning & Company, Its General Partner



                         By:      ______________________________________
                                  Name:
                                  Title:

                         GENERAL AMERICAN LIFE
                         INSURANCE COMPANY


                         By:      ______________________________________
                                  Name:
                                  Title:



                         PC INVESTMENT COMPANY


                         By:      ______________________________________
                                  Name:
                                  Title:




                         CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.



                         By:      ______________________________________
                                  Name:
                                  Title:





                         THE NORTHWESTERN MUTUAL LIFE
                         INSURANCE COMPANY


                         By:      ______________________________________
                                  Name:
                                  Title:

                        SHAREHOLDERS:


                        MET HOLDINGS CORPORATION



                        By:
                                 Name:
                                 Title:




                        ________________________________________________
                        Mitchell H. Caplan

                                                                     EXHIBIT F.2


                         TRANSFER RESTRICTION AGREEMENT

         TRANSFER RESTRICTION AGREEMENT (this "Agreement"), dated as of February ____, 1997, by and among TeleBanc Financial Corporation, a Delaware corporation (the "Company"), David A. Smilow, (the "Principal") and MET Holdings Corporation ("MET" and together with the Principal, the "Shareholders") and the Purchasers signatory hereto (collectively, the "Purchasers").

         WHEREAS, pursuant to that certain $29,900,000 Unit Purchase Agreement, dated as of February 19, 1997, among the Company and the Purchasers (the "Purchase Agreement"), the Purchasers purchased Units of securities of the Company, consisting of Notes, Warrants, Preferred Shares and Contingent Warrants (each as defined in the Purchase Agreement); and

         WHEREAS, MET beneficially own an aggregate of 1,299,500 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"); and

         WHEREAS, the Principal beneficially owns options exercisable for 105,365 shares of Common Stock, of which 63,219 are currently vested; and

         WHEREAS, the Principal beneficially owns an aggregate of 4,091 shares of the Class A Common Stock , $.10 par value, 1,641 shares of the Class B Common Stock, $.10 par value and 2,091 shares of the 6% Class B Serial Preferred Stock, $.10 par value, of MET (the "MET Stock"); and

         WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties hereto are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company, the parties hereby agree with each other as follows:

         1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "TeleBanc Securities" shall mean (i) any shares of Common Stock now owned or hereinafter acquired, (ii) any other equity security of the Company, (iii) any convertible debt security of the Company including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, or (vi) any other security of the Company which may be issued (or is issuable) in exchange for or in respect of the foregoing (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means); provided that in the case of the Purchasers, "TeleBanc Securities" shall be deemed to include the Units and all component securities (including but not limited to the Notes) issued pursuant to the Purchase Agreement.

                  (b) "MET  Securities"  shall mean (i) any shares of MET Stock,
(ii) any other equity security of MET, (iii) any convertible debt security of MET including without limitation, any debt security which by its terms is convertible into or exchangeable for any equity security of MET, (iv) any security of MET that is a combination of debt and equity, (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of MET, or (vi) any other security of MET which may be issued (or is issuable) in exchange for or in respect of the foregoing (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

                  (c) "Common Shares" shall mean and include all shares of Common Stock now owned or hereafter acquired by the Principal or any Purchaser and all shares of Common Stock which the Principal or any Purchaser has the right to acquire from the Company upon the conversion, exercise or exchange of any rights, options, warrants or convertible or exchangeable securities of the Company by such Principal or Purchaser.

                  (d) "Securities" shall mean and include, collectively, the TeleBanc Securities and the MET Securities.

         2. Prohibited Transfers. Until the earliest of (i) the consummation of a Qualified Public Offering, (ii) the date on which all Notes are no longer outstanding or (iii) the date on which all Preferred Shares are no longer outstanding (whether through redemption or conversion into Common Stock):

                  (a) The Principal shall not sell, assign, transfer, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of (a "Transfer") all or any Securities owned by him directly, nor shall the Principal permit the Transfer of any Securities owned by his family directly, to the extent that the Securities conveyed in such Transfer, together with all Securities conveyed in all previous Transfers by the Principal following the Closing Date would exceed 10% of the Securities held by the Principal as of the Closing Date. Notwithstanding the foregoing, the Principal may Transfer (i) any and all Securities owned by him by way of gift to any member of his immediate family or to any trust for the benefit of any such family member of such Principal, provided that each such transferee shall agree in writing with the Company and the Purchasers, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement and any other agreement related to the repurchase of such Securities by which the Principal is bound to the same extent as if such transferee were the Principal, and (ii) any and all Securities owned by him by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement and any other agreement related to the repurchase of such Securities by which the Principal is bound to the same extent as if such transferee were the Principal. As used herein, the word "family" shall include any spouse or lineal descendant. In addition, the amount of Securities held by the Principal shall be deemed to include the Securities held by such Principal's family; and

         (b) MET shall not Transfer all or any TeleBanc Securities owned by it to the extent that the TeleBanc Securities conveyed in such transfer, together with all TeleBanc Securities conveyed in all previous Transfers by MET following the Closing Date would exceed 10% of TeleBanc Securities held by MET as of the Closing Date, provided however, that MET may Transfer in excess or such 10% of TeleBanc Securities held by it, (i) to the extent that such TeleBanc Securities or the proceeds of the Transfer of such TeleBanc Securities are used for the redemption, repurchase or other reacquistion of MET Stock from shareholders of MET other than the Principal or Mitchell A. Caplan, or (ii) pursuant to a liquidation of MET.

         3. Agreement by Shareholders to Exchange Common Shares Upon a Change of Control. In the event that there is a Change of Control while any Preferred Shares are outstanding and the Company does not have enough authorized but unissued shares of Common Stock to satisfy the rights of the holders of the Preferred Shares to convert all such Preferred Shares into Common Stock, each of the Shareholders jointly and severally agrees, for each Preferred Share which the holder thereof is unable to convert, to exchange with such holder, that number of shares of Common Stock which such holder would be otherwise able to receive upon the conversion of such Preferred Share in accordance with its terms. In addition, each Shareholder agrees (a) to convert any shares of Series A Preferred Stock received upon such exchange into shares of Series B Preferred Stock immediately and to convert such shares into shares of Common Stock as soon as additional shares of Common Stock are authorized and (b) to return any dividends received on any shares of Preferred Stock to the Company.

         4. First Offer on Sales of TeleBanc Securities Owned by Purchasers.

                  (a) Sales to Third Parties. If at any time prior to [February ___], 1999, any Purchaser desires to transfer all or any part of his or its TeleBanc Securities in a privately-negotiated transaction pursuant to a bona fide offer from a third party (the "Proposed Buyer"), such Purchaser shall first submit, in accordance with the notice provisions of Section 7 hereof, a written offer (the "Offer") to sell such TeleBanc Securities (the "Offered Securities") to the other Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which such Purchaser proposes to sell such Offered Securities to the Proposed Buyer.

                  The Offer shall disclose the identity of the Proposed Buyer, the number and class of Offered Securities proposed to be sold, the total amount of TeleBanc Securities owned by such Purchaser, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the other Purchasers, as amongst themselves, may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Securities for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

                  (b) Right of First Refusal. Each non-selling Purchaser shall have the absolute right to purchase that number of the Offered Securities (its "Pro Rata Fraction") as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of Common Shares (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then owned by such Purchaser and the denominator of which shall be the aggregate number of Common Shares (including all shares of Common Stock issuable upon the conversion or exercise of other securities or options of the Company) then owned by all Purchasers. The Purchasers shall have a right of oversubscription such that if any non-selling Purchaser fails to accept the Offer as to its Pro Rata Fraction, the remaining Purchasers shall, among them, have the right to purchase up to the balance of the Offered Securities not so purchased. Such right of oversubscription may be exercised by any Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Securities available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions, or as they may otherwise agree among themselves.

                  If any Purchaser desires to purchase all or any of the Offered Securities, such Purchaser shall deliver a written notice of its election to purchase such TeleBanc Securities to such selling Purchaser, the Company and each other Purchaser, which notice shall state the number of Offered Securities such Purchaser desires to purchase and shall be delivered in person or mailed to the selling Purchaser, the Company and each other Purchaser within 30 days of the date of receipt by such Purchaser of the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale to and purchase by such Purchaser of that number of Offered Securities as determined by its Pro Rata Fraction, subject to any right of oversubscription described in this Section 4(b), on the terms of the Offer. The closing of the sale of Offered Securities to each such Purchaser pursuant to this Section 4(b) shall be made at the offices of the Company on such date as may be agreed by each such selling Purchaser and the purchasing Purchasers, but no later than the 60th day following the date the Offer is received by the purchasing Purchasers. Such sale shall be effected by such selling Purchaser's delivery to each such purchasing Purchaser of a certificate(s) evidencing the Offered Securities to be purchased by each such Purchaser, duly endorsed for transfer, against payment to such selling Purchaser of the purchase price by each such purchasing Purchaser. The exercise or nonexercise by any Purchaser of its rights pursuant to this Section 4 shall be without prejudice to its rights under this Section 4 to any future sale of TeleBanc Securities.

                  (c) Sales to Proposed Transferee. If the other Purchasers do not purchase all of the Offered Securities, the Offered Securities not so purchased may be sold by the selling Purchaser at any time within 90 days after the date the Offer was made, subject to the provisions of this Section 4. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Securities not sold within the permitted time period shall continue to be subject to the requirements of a prior offer pursuant to this Section 4. If Offered Securities are sold pursuant to this Section 4 to any purchaser who is not a party to this Agreement, the
Offered Securities so sold shall no longer be subject to any of the restrictions, or entitled to any of the benefits, imposed by this Agreement.

                  (d) Transfer to Affiliates. Notwithstanding the foregoing, (i) any Purchaser may freely sell, transfer or otherwise dispose its TeleBanc Securities, (A) if the Purchaser is organized as a partnership, to (i) any general partner of the such partnership, (ii) any limited partner of such partnership, or any subsidiary or affiliated funds or any (iii) any subsidiary or affiliated funds or (B) if the Purchaser is organized as a corporation, to any affiliate of such Purchaser.

         5. Term. The rights and obligations of the Company, each Shareholder and each Purchaser under this Agreement shall terminate on the date of a Qualified Public Offering.

         6. Specific Enforcement. Because the TeleBanc Securities can not be readily purchased or sold in the open market, each Shareholder expressly agrees that the Purchasers and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Shareholder, the Purchasers and the Company shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

         7. Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, registered or certified, return receipt requested), or by registered or certified mail, postage prepaid return receipt requested, addressed to such party at the address set forth on Exhibit A hereto or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties.

         All such notices provided in accordance with this Section 7 shall be deemed to have been duly given on the date of service if personally served, on the date of transmission if sent by telecopier (with confirming copy sent by a nationally recognized express overnight courier service) or on the first business day after mailing if mailed to the party to whom notice is given, by a nationally recognized courier service.

         8. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by (a) Shareholders holding at least a majority of the Common Shares held by Shareholders and (b) Purchasers holding at least a majority of the TeleBanc Securities held by Purchasers.

         9. Governing Law; Successors and Assigns. This Agreement shall be governed by the laws of the State of Delaware and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

         10. Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         11. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be reformed, construed and enforced as if any such illegal, invalid or unenforceable provision were not contained herein.

         12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                            TELEBANC FINANCIAL CORPORATION


                            By:      __________________________________________
                                     Name:
                                     Title:

                   PURCHASERS:

                            CONNING INSURANCE CAPITAL LIMITED
                             PARTNERSHIP III

                            By:      Conning Investment Partners Limited
                                     Partnership III, Its General Partner

                            By:      Conning & Company, Its General Partner



                            By:      _____________________________________
                                     Name:
                                     Title:


                            CONNING INSURANCE CAPITAL
                             INTERNATIONAL PARTNERS III, L.P.

                            By:      Conning Investment Partners Limited
                                     Partnership III, Its General Partner

                            By:      Conning & Company, Its General Partner



                            By:      ______________________________________
                                     Name:
                                     Title:

                            GENERAL AMERICAN LIFE
                            INSURANCE COMPANY


                            By:      ______________________________________
                                     Name:
                                     Title:



                            PC INVESTMENT COMPANY


                            By:      ______________________________________
                                     Name:
                                     Title:




                            CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.



                            By:      ______________________________________
                                     Name:
                                     Title:





                            THE NORTHWESTERN MUTUAL LIFE
                            INSURANCE COMPANY


                            By:      ______________________________________
                                     Name:
                                     Title:

                   SHAREHOLDERS:


                             MET HOLDINGS CORPORATION



                             By:
                                      Name:
                                      Title:




                             _____________________________________________
                             David A. Smilow

                                                                       EXHIBIT G


                  "Resolved, that Section 4.1 of the Company's Amended and Restated Certificate of Incorporation shall be amended by deleting the text of Section 4.1 in its entirety and replacing it with the following:

                  The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 9,000,000 shares, of which 500,000 shares shall be serial preferred stock, having a par value of $0.01 per share ("Preferred Stock"), and 8,500,000 shall be classified as shares of common stock, having a par value of $0.01 per share ("Common Stock"). The Board of Directors is expressly authorized to issue, without stockholder approval, any unissued shares of the Corporation's authorized Common Stock as nonvoting Common Stock ("Nonvoting Common Stock").


                  "Resolved, that the second sentence of Section 4.2(a) of the Company's Amended and Restated Certificate of Incorporation shall be amended by deleting the word "Each" at the beginning of that sentence and inserting in its place the words "Except as provided in Section 4.2(e) hereof, each"."


                  "Resolved, that the first sentence of Section 4.2(b) of the Company's Amended and Restated Certificate of Incorporation shall be amended by deleting the word "Each" at the beginning of that sentence and inserting in its place the words "Except as provided in Section 4.2(e) hereof, each"."


                  "Resolved, that Section 4.2 of the Company's Amended and Restated Certificate of Incorporation shall be amended by inserting a new Section 4.2(e) which shall provide as follows:

                           (e)      Nonvoting Common Stock.

                           The  holders  of  Nonvoting  Common  Stock  shall  be
                  entitled to notice of meetings of the Corporation's stockholders. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the Corporation's Bylaws, the Nonvoting Common Stock shall have no voting rights upon any matter or thing (including, without limitation, the election of directors) unless provided by applicable law. Subject to and in compliance with the following provisions of this Section 4.2(e), each share of Nonvoting Common Stock held by any person or entity may be converted into one fully-paid and non-assessable share of voting Common Stock.

                                    (i) In connection  with the  disposition  of
                           shares upon the occurrence (or the expected occurrence as described in Section 4.2(e)(iii) below), of any Conversion Event (as defined below), each holder of Nonvoting Common Stock shall be entitled to convert such Nonvoting Common Stock into an equal number of shares of voting Common Stock.

                                    (ii) For purposes of this Section 4.2(e),  a
                           "Conversion Event" shall mean, (A) any sale to the public in a widely dispersed offering (including, without limitation, a public offering registered under the Securities Act of 1933, as amended), (B) any disposition under Rule 144 or Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or any similar rule then in force of no more than two percent (2%) of the outstanding voting securities of the Corporation, (C) any transfer pursuant to a right of first refusal set forth in the Transfer Restriction Agreement, dated as of February __, 1997, by and among the Purchasers (as identified in the $29,900,000 Unit Purchase Agreement, dated as of February __, 1997, between the Purchasers and the Corporation), David A. Smilow, Mitchell H. Caplan, MET Holdings Corporation and the Corporation or (D) any transfer in a single transaction to an independent third party who acquires at least a majority of the voting stock of the Corporation without regard to the transfer of such securities. For purposes of this Section 4.2(e) "person" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization.

                                    (iii) Each holder of Nonvoting  Common Stock
                           shall be entitled to convert shares of Nonvoting Common Stock in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Nonvoting Common Stock to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Nonvoting Common Stock so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Nonvoting Common Stock are converted into shares of voting Common Stock in connection with a Conversion Event and such shares of voting Common Stock are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of voting Common Stock shall be promptly converted back into the same number of shares of Nonvoting Common Stock, and during such period prior to such distribution, disposal or sale, the holder of such voting Common Stock shall not be entitled to vote such shares notwithstanding provisions of this Amended and Restated Certificate of Incorporation.

                                    (iv) To exercise its conversion privilege, a
                           holder of Nonvoting Common Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of voting Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Nonvoting Common Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Nonvoting Common Stock being converted, shall be the "Conversion Date". As promptly as practicable after the Conversion Date, the Corporation shall issue and shall deliver to the holder of the shares of Nonvoting Common Stock being converted, or on its written order, such certificate or certificates as it may request for the number of shares of voting Common Stock issuable upon the conversion of such shares of Nonvoting Common Stock in accordance with the provisions of this Section 4.2(e). Such conversion shall be deemed to have been effected immediately prior to the closing of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Nonvoting Common Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of voting Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of voting Common Stock represented thereby."

                  "Resolved, that the definition of "Control" in Section 8.3 of the Company's Amended and Restated Certificate of Incorporation shall be amended by deleting the word "10" and inserting in its place the word "25"."